UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21108
Pioneer Series Trust X
(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  March 31, 2021

Date of reporting period:  April 1, 2020 through September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Multi-Asset Ultrashort Income Fund
Semiannual Report | September 30, 2020

A: MAFRX	C: MCFRX	C2: MAUCX	K: MAUKX	Y: MYFRX

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities, likely assuring that the “new normal” conditions created by the pandemic will continue well into 2021.
The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the rest of the spring and summer. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news regarding potential COVID-19 vaccines as well as headlines surrounding the U.S. elections.
Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
2 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2020

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 3

Portfolio Management Discussion | 9/30/20
In the following interview, portfolio managers Seth Roman, Jonathan Sharkey, Noah Funderburk, and Nicolas Pauwels discuss the factors that influenced the performance of Pioneer Multi-Asset Ultrashort Income Fund during the six-month period ended September 30, 2020. Mr. Roman, a vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi*); Mr. Sharkey, a senior vice president and a portfolio manager at Amundi; Mr. Funderburk, a vice president and a portfolio manager at Amundi; and Mr. Pauwels, a vice president and a portfolio manager at Amundi, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the six-month period ended September 30, 2020?
A Pioneer Multi-Asset Ultrashort Income Fund’s Class A shares returned 4.67% at net asset value (NAV) during the six-month period ended September 30, 2020, while the Fund’s benchmark, the ICE Bank of America 3-Month U.S. Dollar LIBOR Index (the ICE BofA Index), returned 0.52%. During the same period, the average return of the 212 mutual funds in Morningstar’s Ultrashort Bond category was 2.88%.
Q Could you describe the market environment for fixed-income investors over the six-month period ended September 30, 2020?
A Entering the period, which began on April 1, 2020, social-distancing and shelter-in-place measures enacted to help curb the spread of COVID-19 had profound economic effects and resulted in significant reductions in services consumption, manufacturing activity, construction, and labor demand. The unprecedented decision to shut down much of the U.S. economy due to COVID-19 necessitated unprecedented monetary and fiscal policy responses. March saw the Federal Reserve (Fed) jump into action by dusting off its 2008/2009 policy “playbook” and rapidly rolling out a raft of programs aimed at restoring market liquidity, facilitating credit availability, and bolstering investors’ confidence. The measures included reducing the benchmark federal funds target range to near zero and committing to making unlimited purchases of U.S. Treasuries and agency mortgage-backed securities (MBS), as well as providing support for commercial paper issuance, mutual fund liquidity needs, and the issuance of asset-backed securities (ABS). The Fed also enacted brand-new measures with the announcement on March 23 of purchasing programs aimed at supporting both the new-issue and secondary investment-grade corporate bond markets. The end of March also saw the
*  See Notes to Financial Statements Note 7.
4 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

U.S. Congress and the White House agree on a $2.2 trillion stimulus package to help individuals and businesses weather the economic hardships caused by the pandemic.
Investors met the extraordinary support from policy makers in the wake of the pandemic with enthusiasm entering the second quarter of 2020. Market participants sought to put money to work at the now much wider credit spreads in anticipation of receiving fair compensation for taking on the increased risk. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.) As the second quarter progressed, investors became increasingly optimistic that steps toward re-opening the economy would support something resembling a “V-shaped” recovery (a sharp, quick rise). That optimism resulted in a resurgence in investors’ appetite for riskier assets that allowed credit-sensitive areas of the bond market to recover much of their earlier losses over the second quarter, even as rising numbers of COVID-19 cases in a number of states raised concerns.
The relatively benign backdrop carried over into much of the third quarter of 2020 and through the end of the six-month period. However, macroeconomic uncertainty bubbled over during September, weighing on investor sentiment and the performance of riskier assets. The market’s focus on heightened macro risks revolved around three key areas: the status of negotiations in Washington over additional fiscal stimulus from the U.S. government, the trajectory of COVID-19 cases, and the November U.S. elections. With respect to the prospects for a second round of stimulus, a partisan dispute over when to appoint Supreme Court Justice Ginsburg’s replacement further hardened the negotiating positions of both parties and lowered the odds of broad fiscal support coming to fruition prior to the November election. Regarding COVID-19 risks, a notable uptick in European cases of the virus reignited concerns that the U.S. remains at risk for a “second wave” of infections as cooler fall temperatures start to drive people back indoors. Aside from the obvious health and safety concerns of a second wave of COVID-19, there also existed the potential for a new round of economic lockdowns looming on the horizon. Lastly, the November elections not only presented the typical uncertainties over the potential outcome, but also featured concerns about a protracted dispute over the election results.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 5

Q Can you review the factors that affected the Fund’s benchmark-relative performance during the six-month period ended September 30, 2020?
A Investments in securitized sectors led the positive contributors to the Fund’s benchmark-relative returns during the six-month period, with allocations to collateralized mortgage obligations (CMOs), ABS, and commercial mortgage-backed securities (CMBS) the top performers. The Fund had an overweight to securitized assets versus its peers over the six-month period.
Within CMOs, the Fund’s exposures to credit-risk-transfer (CRT) securities, which transfer some of the risk of non-payment on residential mortgages from government-sponsored entities to the private sector, had the greatest positive effect on relative performance over the six-month period. The CRT market has continued to benefit from declining forbearance rates and delinquencies, a relatively rapid recovery by the consumer in the wake of COVID-19, strong home sales data, and prepayment rates that could remain very high for the foreseeable future, based on current expectations. Home demand has remained strong and mortgage rates have been at historic lows, which could further support home sales.
Outperformance of the Fund’s CMBS holdings during the six-month period primarily reflected the continued narrowing of spreads. CMBS have continued to gain traction in the market, with buyers encouraged by increased price discovery and improving liquidity. Importantly, with every month that passes showing lower forbearance rates, declining spread duration has been taking place in the sector. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.) The CMBS holdings within the portfolio have represented positions high in the capital structure, with a focus on single-asset, single-borrower exposures. Those positions further break down between single-asset positions, typically a marquis hotel or office property, and single-borrower securities, where any single asset is cross-collateralized by the other properties in the pool, with all assets under common ownership. In the case of a single-asset position, the loan-to-value ratio has typically been very low (often less than 40%), so that even if there is a short-term decline in revenues from the effects of COVID-19, the senior position of the Fund’s holding may protect it against any loss. In addition, sponsors of those structures have tended to be well-capitalized entities who, we believe, would likely lend support in the event of any short-term cash shortfall. For cross-collateralized properties, sponsors may also be inclined to support the structures in order to maintain their ownership position across the assets.
6 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

The Fund’s ABS exposure also contributed positively to relative performance during the six-month period, as that segment of the securitized market has continued to benefit from demand for yield, particularly deeper in the capital structure. Price discovery has continued within the sector in the lower rated tranches, as evidenced by the strong performance of ABS in the “AA” and “BBB” ratings categories. In addition, consumer demand has remained strong, and new car production has yet to catch up with demand, which has benefited the Fund’s sub-prime ABS allocations, as used car prices have remained elevated. Finally, the better-than-expected decline in the unemployment rate to 8.4% in August was good news for more consumer-focused credit sectors, such as ABS and non-agency MBS.
Other sector allocations that had positive effects on the Fund’s benchmark-relative performance during the six-month period included exposures to financials and industrials within corporate credit. The corporate market has benefited from lower levels of new issuance, strong international demand, better-than-expected corporate earnings results, and continued, albeit lower, participation by the Fed with its corporate purchase program. In addition, short-term, high-quality corporate spreads have reverted to near pre-COVID-19 levels.
Additional positive contributors to the Fund’s benchmark-relative performance during the six-month period included allocations to bank loans and collateralized loan obligations (CLOs). The bank-loan market enjoyed narrowing spreads over the period, benefiting from strong CLO demand and the “risk-on” investment environment. Bank loans also benefited from a smaller new-issue calendar and high cash levels resulting from loan paydowns and refinancings, partly due to greater demand for CLOs.
During a six-month period that saw the Fund outperform its benchmark by a fairly wide margin, there were no notable detractors from benchmark-relative returns.
Q Can you discuss the factors that affected the Fund’s income-generation, or distributions* to shareholders, either positively or negatively, during the six-month period ended September 30, 2020?
A Throughout the six-month period, we had invested the Fund in floating-rate issues with interest rates tied to either the London Inter-bank Offered Rate (LIBOR) or other short-term reference rates. The decline in
*  Distributions are not guaranteed.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 7

LIBOR rates over the period resulted in a decline in the Fund’s distribution yield. Historically, changes to the Fund’s distribution yield have tended to lag changes in LIBOR rates.
Q Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2020, and did the use of derivatives have an effect on performance?
A No, the Fund had no exposure to derivatives during the period.
Q What is your assessment of the current investment environment in the fixed-income markets?
A The government’s first estimate of the third-quarter U.S. gross domestic product growth rate released after the end of the six-month period showed that domestic economic activity rebounded by more than 30% (annualized) during the quarter. Meanwhile, the economy has recovered more than 75% of the output drawdown recorded during the first half of 2020 while the COVID-19 lockdowns were in full force. Though it seems likely that the U.S. economic growth rate may slow from the third quarter to the fourth, we believe economic activity may continue to expand. History has shown that expansions have tended to be self-sustaining unless derailed by an exogenous shock. While additional fiscal stimulus from the federal government could accelerate the pace of economic activity, we anticipate growth continuing even without the government’s assistance, as personal savings balances have remained above normal. Although an increase in COVID-19 infections seems likely to occur during the winter months, another round of widespread lockdowns may not be necessary given the improvements in patient-treatment methods seen since the virus first arrived in this country.
Our outlook for spread-asset performance has remained positive, and balances out both near-term and medium-term considerations. We appreciate the near-term risks surrounding the uncertainties about the U.S. elections, a potential seasonal increase in COVID-19 infections, and unexpected delays in finding and distributing a safe and effective vaccine for the virus; however, we have framed those risks against asset spreads that, as of quarter-end, generally resided above early-2020 levels. In addition, we believe the medium-term fundamental outlook has remained positive, given continued improvement in COVID-19 treatments, developments regarding the possible approval of a vaccine, and accommodative financial conditions, with the latter currently facing little risk of reversal from tighter monetary policy. Additionally, 12-month forward-looking default forecasts have come down
8 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

from the levels witnessed entering the second quarter of 2020. We have continued to deploy any current pay downs within the Fund at higher spreads (income levels).
Finally, we believe that the options available for the investment of short-term cash have become more limited. Yields on longer-maturity tax-exempt bonds have dropped to record lows as investors have sought stability and incremental yield.
We continue to believe that the Fund offers a compelling option for investors seeking a strategic short-term alternative.

Please refer to the Schedule of Investments on pages 21–91 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund has the ability to invest in a wide variety of debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.
The Fund may invest in underlying funds (including ETFs). In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.
The Fund and some of the underlying funds may utilize strategies that have a leveraging effect on the Fund, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s or an underlying fund’s investments decline in value.
The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 9

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.
The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the Fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.
The Fund may invest in subordinated securities which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.
The Fund may invest in floating-rate loans. The value of collateral, if any, securing a floating-rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate.
The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance-linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.
The Fund may invest in zero-coupon bonds and payment-in-kind securities, which may be more speculative and fluctuate more in value than other fixed income securities. The accrual of income from these securities are payable as taxable annual dividends to shareholders.
Investments in equity securities are subject to price fluctuation.
International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.
Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities generally falls.
The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.
Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.
High yield bonds possess greater price volatility, illiquidity, and possibility of default.
10 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

There may be insufficient or illiquid collateral securing the floating rate loans held within the Fund. This may reduce the future redemption or recovery value of such loans.
The Fund may have disadvantaged access to confidential information that could be used to assess a loan issuer, as Amundi normally seeks to avoid receiving material, non-public information.
The Fund is not a money market fund.
These risks may increase share price volatility.
There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.
Please see the prospectus for a more complete discussion of the Fund’s risks.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 11

Portfolio Summary | 9/30/20

Portfolio Diversification

(As a percentage of total investments)*

† Amount rounds to less than 0.1%.

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Floating Rate Notes, 0.4% (3 Month U.S. Treasury Bill
	Money Market Yield + 30 bps), 10/31/21	2.61%
2.	Tidewater Auto Receivables Trust, Series 2020-AA, Class A2, 1.39%,
	8/15/24 (144A)	0.69
3.	PFS Financing Corp., Series 2019-B, Class A, 0.702% (1 Month USD LIBOR +
	55 bps), 9/15/23 (144A)	0.66
4.	Verizon Owner Trust, Series 2020-A, Class A1B, 0.426% (1 Month USD LIBOR +
	27 bps), 7/22/24	0.59
5.	Mitsubishi UFJ Financial Group, Inc., 1.035% (3 Month USD LIBOR +
	79 bps), 7/25/22	0.56
6.	Truist Bank, 0.87% (3 Month USD LIBOR + 59 bps), 5/17/22	0.55
7.	Federal National Mortgage Association, 0.29% (SOFRRATE + 22 bps), 3/16/22	0.55
8.	U.S. Treasury Floating Rate Notes, 0.32% (3 Month U.S. Treasury Bill Money
	Market Yield + 22 bps), 7/31/21	0.55
9.	U.S. Treasury Floating Rate Notes, 0.254% (3 Month U.S. Treasury Bill Money
	Market Yield + 15 bps), 1/31/22	0.55
10.	LSTAR Securities Investment, Ltd., Series 2019-4, Class A1, 1.655% (1 Month
	USD LIBOR + 150 bps), 5/1/24 (144A)	0.53

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Prices and Distributions | 9/30/20
Net Asset Value per Share

Class	9/30/20	3/31/20
A	$9.61	$9.26
C	$9.62	$9.26
C2	$9.62	$9.27
K	$9.64	$9.29
Y	$9.63	$9.27

Distributions per Share: 4/1/20–9/30/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$0.0815	$ —	$ —
C	$0.0670	$ —	$ —
C2	$0.0675	$ —	$ —
K	$0.0923	$ —	$ —
Y	$0.0879	$ —	$ —

The ICE Bank of America U.S. Dollar 3-Month LIBOR Index is an unmanaged index that tracks the performance of a synthetic asset paying the London Interbank Offered Rate (LIBOR), with a constant 3-month average maturity. The index is based on the assumed purchase at par value of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s 3-month LIBOR rate. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 13

Performance Update | 9/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Multi-Asset Ultrashort Income Fund at public offering price during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2020)
			ICE BofA
			U.S.
	Net	Public	Dollar
	Asset	Offering	3-Month
	Value	Price	LIBOR
Period	(NAV)	(POP)*	Index
Life-of-Class
(4/29/11)	1.30%	1.02%	0.94%
5 years	1.36	0.85	1.50
1 year	-1.07	-1.07	1.57

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.58%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share.
*  POP returns shown above reflect the deduction of the maximum 2.50% front-end sales charge on Class A shares purchased prior to February 5, 2018.
All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Performance Update | 9/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2020)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Class
(4/29/11)	0.94%	0.94%
5 years	1.08	1.50
1 year	-1.18	1.57

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.89%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 15

Performance Update | 9/30/20	Class C2 Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2020)
			ICE BofA
			U.S.
			Dollar
			3-Month
	If	If	LIBOR
Period	Held	Redeemed	Index
Life-of-Fund
(4/29/11)	0.94%	0.94%	0.94%
5 years	1.10	1.10	1.50
1 year	-1.17	-1.17	1.57

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.88%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C2 shares held for less than 1 year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percentage change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
The performance shown for periods prior to the commencement of operations of Class C2 shares on August 1, 2013, is the net asset value performance of the Fund’s Class C shares, which has not been restated to reflect any differences in expenses. For the period beginning August 1, 2013, the actual performance of Class C2 shares is reflected.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Performance Update | 9/30/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2020)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Fund
(4/29/11)	1.51%	0.94%
5 years	1.63	1.50
1 year	-0.65	1.57

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.36%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning on December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 17

Performance Update | 9/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Multi-Asset Ultrashort Income Fund during the periods shown, compared to that of the ICE Bank of America (BofA) U.S. Dollar 3-Month LIBOR Index.

Average Annual Total Returns
(As of September 30, 2020)
		ICE BofA
		U.S.
	Net	Dollar
	Asset	3-Month
	Value	LIBOR
Period	(NAV)	Index
Life-of-Class
(4/29/11)	1.48%	0.94%
5 years	1.55	1.50
1 year	-0.83	1.57

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.44%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
18 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund
Based on actual returns from April 1, 2020 through September 30, 2020.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/20
Ending Account Value	$1,046.70	$1,046.20	$1,045.20	$1,047.80	$1,048.50
(after expenses)
on 9/30/20
Expenses Paid	$3.03	$4.62	$4.72	$1.90	$2.26
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.59%, 0.90%, 0.92%, 0.37% and 0.44% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 19

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Multi-Asset Ultrashort Income Fund
Based on a hypothetical 5% return per year before expenses, reflecting the period from April 1, 2020 through September 30, 2020.

Share Class	A	C	C2	K	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/20
Ending Account Value	$1,022.11	$1,020.56	$1,020.46	$1,023.21	$1,022.86
(after expenses)
on 9/30/20
Expenses Paid	$2.99	$4.56	$4.66	$1.88	$2.23
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 0.59%, 0.90%, 0.92%, 0.37% and 0.44% for class A, C, C2, K, and Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
20 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Schedule of Investments | 9/30/20 (unaudited)

Principal
Amount
USD ($)		Value
	UNAFFILIATED ISSUERS — 100.5%
	ASSET BACKED SECURITIES — 32.9%
	of Net Assets
202,372(a)	321 Henderson Receivables I LLC, Series 2004-A,
	Class A1, 0.502% (1 Month USD LIBOR +
	35 bps), 9/15/45 (144A)	$ 197,864
285,989(a)	321 Henderson Receivables I LLC, Series 2006-1A,
	Class A1, 0.352% (1 Month USD LIBOR +
	20 bps), 3/15/41 (144A)	281,358
796,435(a)	321 Henderson Receivables I LLC, Series 2006-2A,
	Class A1, 0.352% (1 Month USD LIBOR +
	20 bps), 6/15/41 (144A)	770,189
1,148,793(a)	321 Henderson Receivables I LLC, Series 2006-3A,
	Class A1, 0.352% (1 Month USD LIBOR +
	20 bps), 9/15/41 (144A)	1,108,815
1,002,419(a)	321 Henderson Receivables I LLC, Series 2006-4A,
	Class A1, 0.352% (1 Month USD LIBOR +
	20 bps), 12/15/41 (144A)	990,808
351,422(a)	321 Henderson Receivables I LLC, Series 2007-1A,
	Class A1, 0.352% (1 Month USD LIBOR +
	20 bps), 3/15/42 (144A)	331,873
1,874,071(a)	321 Henderson Receivables LLC, Series 2005-1A,
	Class A1, 0.382% (1 Month USD LIBOR + 23 bps),
	11/15/40 (144A)	1,806,380
552,857(a)	522 Funding Clo I, Ltd., Series 2018-3A, Class X, 0.972%
	(3 Month USD LIBOR + 70 bps), 10/20/31 (144A)	552,869
1,460,330(a)	ABFC Trust, Series 2004-OPT2, Class M1, 0.973%
	(1 Month USD LIBOR + 83 bps), 8/25/33	1,449,762
202,410(a)	ABFC Trust, Series 2005-WMC1, Class M2, 0.823%
	(1 Month USD LIBOR + 68 bps), 6/25/35	204,263
5,216,151	ACC Trust, Series 2019-2, Class A, 2.82%,
	2/21/23 (144A)	5,247,190
503,135(a)	ACE Securities Corp. Home Equity Loan Trust, Series
	2005-WF1, Class M2, 0.808% (1 Month USD LIBOR +
	66 bps), 5/25/35	512,084
1,703,260(a)	ACIS CLO, Ltd., Series 2015-6A, Class A1, 1.841%
	(3 Month USD LIBOR + 159 bps), 5/1/27 (144A)	1,701,543
2,250,366(a)	Aegis Asset Backed Securities Trust Mortgage
	Pass-Through Ctfs, Series 2004-4, Class M1, 1.048%
	(1 Month USD LIBOR + 90 bps), 10/25/34	2,223,830
7,100,000(a)	Aimco CLO 11, Ltd., Series 2020-11A, Class A1, 1.605%
	(3 Month USD LIBOR + 138 bps), 10/15/31 (144A)	7,100,000
135,002(a)	Allegro CLO I, Ltd., Series 2013-1A, Class A2R, 1.918%
	(3 Month USD LIBOR + 165 bps), 1/30/26 (144A)	134,913
8,000,000	American Credit Acceptance Receivables Trust, Series
	2020-1, Class B, 2.08%, 12/13/23 (144A)	8,078,283
4,188,345	American Credit Acceptance Receivables Trust, Series
	2020-2, Class A, 1.65%, 12/13/23 (144A)	4,218,617

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 21

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
56,762(a)	Amortizing Residential Collateral Trust, Series
	2002-BC5, Class M1, 1.183% (1 Month USD LIBOR +
	104 bps), 7/25/32	$ 56,554
3,877,187	Amur Equipment Finance Receivables V LLC, Series
	2018-1A, Class A2, 3.24%, 12/20/23 (144A)	3,906,100
4,917,245	Amur Equipment Finance Receivables VI LLC, Series
	2018-2A, Class A2, 3.89%, 7/20/22 (144A)	5,000,866
4,000,000	Amur Equipment Finance Receivables VII LLC, Series
	2019-1A, Class B, 2.8%, 3/20/25 (144A)	4,022,605
206,250(a)	Annisa CLO, Ltd., Series 2016-2A, Class X, 0.872%
	(3 Month USD LIBOR + 60 bps), 7/20/31 (144A)	206,248
321,429(a)	Apidos CLO XXIX, Series 2018-29A, Class X, 0.795%
	(3 Month USD LIBOR + 55 bps), 7/25/30 (144A)	321,428
2,600,000(a)	Apidos CLO XXXII, Series 2019-32A, Class X, 0.922%
	(3 Month USD LIBOR + 65 bps), 1/20/33 (144A)	2,599,997
3,067,288(a)	Apres Static CLO, Ltd., Series 2019-1A, Class A1,
	1.445% (3 Month USD LIBOR + 117 bps), 1/15/27 (144A)	3,059,120
11,419,857	Aqua Finance Trust, Series 2019-A, Class A, 3.14%,
	7/16/40 (144A)	11,689,244
10,000,000	Aqua Finance Trust, Series 2020-AA, Class A, 1.9%,
	7/17/46 (144A)	10,036,596
848,794(a)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2004-W11, Class M2, 1.198%
	(1 Month USD LIBOR + 105 bps), 11/25/34	849,853
70,930(a)	Argent Securities, Inc. Asset-Backed Pass-Through
	Certificates, Series 2005-W3, Class A2D, 0.488%
	(1 Month USD LIBOR + 34 bps), 11/25/35	70,716
6,552,470	Arivo Acceptance Auto Loan Receivables Trust, Series
	2019-1, Class A, 2.99%, 7/15/24 (144A)	6,663,814
19,651,783	Ascentium Equipment Receivables, Series 2019-2A,
	Class A2, 2.24%, 6/10/22 (144A)	19,801,828
122,779(a)	Asset Backed Securities Corp. Home Equity Loan
	Trust, Series 2005-HE4, Class M4, 1.093% (1 Month
	USD LIBOR + 95 bps), 5/25/35	122,778
14,817(a)	Asset-Backed Pass-Through Certificates, Series
	2004-R2, Class A1A, 0.838% (1 Month USD LIBOR +
	69 bps), 4/25/34	14,787
156,004(a)	Asset-Backed Pass-Through Certificates, Series
	2004-R2, Class A1B, 0.768% (1 Month USD LIBOR +
	62 bps), 4/25/34	155,693
14,095,111(a)	Atlas Senior Loan Fund III, Ltd., Series 2013-1A,
	Class AR, 1.11% (3 Month USD LIBOR +
	83 bps), 11/17/27 (144A)	13,898,724
745,791(a)	Atlas Senior Loan Fund XII, Ltd., Series 2018-12A,
	Class X, 1.014% (3 Month USD LIBOR +
	75 bps), 10/24/31 (144A)	745,765
697,037	Avant Loans Funding Trust, Series 2019-A, Class A,
	3.48%, 7/15/22 (144A)	697,797

The accompanying notes are an integral part of these financial statements.
22 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,919,418	Avant Loans Funding Trust, Series 2019-B, Class A,
	2.72%, 10/15/26 (144A)	$ 2,930,673
290,009	Avid Automobile Receivables Trust, Series 2018-1,
	Class A, 2.84%, 8/15/23 (144A)	290,449
4,672,074	Avid Automobile Receivables Trust, Series 2019-1,
	Class A, 2.62%, 2/15/24 (144A)	4,720,688
633,333(a)	Babson CLO, Ltd., Series 2015-IA, Class XR, 0.822%
	(3 Month USD LIBOR + 55 bps), 1/20/31 (144A)	633,330
50,000(a)	Barings CLO, Ltd., Series 2018-2A, Class X, 0.875%
	(3 Month USD LIBOR + 60 bps), 4/15/30 (144A)	50,000
833,332(a)	Barings CLO, Ltd., Series 2019-1A, Class X, 1.025%
	(3 Month USD LIBOR + 75 bps), 4/15/31 (144A)	833,331
6,250,000(a)	Barings Middle Market CLO, Ltd., Series 2018-IA,
	Class A1, 1.805% (3 Month USD LIBOR +
	153 bps), 1/15/31 (144A)	6,086,244
1,125,000(a)	Battery Park CLO, Ltd., Series 2019-1A, Class X, 0.925%
	(3 Month USD LIBOR + 65 bps), 7/15/32 (144A)	1,124,999
2,375,324	BCC Funding XIV LLC, Series 2018-1A, Class A2, 2.96%,
	6/20/23 (144A)	2,384,205
2,500,000(a)	BDS, Ltd., Series 2020-FL5, Class C, 2.2% (1 Month USD
	LIBOR + 205 bps), 2/16/37 (144A)	2,427,742
1,203,125(a)	Bean Creek CLO, Ltd., Series 2015-1A, Class XR, 0.872%
	(3 Month USD LIBOR + 60 bps), 4/20/31 (144A)	1,203,102
70,823(a)	Bear Stearns Asset Backed Securities I Trust, Series
	2005-TC1, Class M1, 0.808% (1 Month USD LIBOR
	+ 66 bps), 5/25/35	70,790
314,525(a)	Bear Stearns Asset Backed Securities Trust, Series
	2001-3, Class A1, 1.048% (1 Month USD LIBOR +
	90 bps), 10/27/32	308,675
391,248(a)	BlueMountain CLO, Ltd., Series 2013-2A, Class X, 0.908%
	(3 Month USD LIBOR + 65 bps), 10/22/30 (144A)	391,238
252,517(a)	BlueMountain CLO, Ltd., Series 2018-2A, Class X, 0.93%
	(3 Month USD LIBOR + 65 bps), 8/15/31 (144A)	252,510
2,250,000(a)	California Street CLO IX LP, Series 2012-9A, Class XR2,
	0.971% (3 Month USD LIBOR + 70 bps), 7/16/32 (144A)	2,249,858
508,962(a)	Carlyle US CLO, Ltd., Series 2019-4A, Class M, 0.925%
	(3 Month USD LIBOR + 65 bps), 1/15/33 (144A)	508,912
7,513,901	Carnow Auto Receivables Trust, Series 2019-1A,
	Class A, 2.72%, 11/15/22 (144A)	7,570,566
1,564,570	Carvana Auto Receivables Trust, Series 2019-4A,
	Class A2, 2.2%, 7/15/22 (144A)	1,571,018
8,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class B, 2.01%, 3/17/25 (144A)	8,163,799
5,000,000	Carvana Auto Receivables Trust, Series 2020-N1A,
	Class D, 3.43%, 1/15/26 (144A)	5,188,816
627,089	Cazenovia Creek Funding II LLC, Series 2018-1A,
	Class B, 3.984%, 7/15/30 (144A)	623,371

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 23

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,000,000(a)	CBAM, Ltd., Series 2017-3A, Class A, 1.503%
	(3 Month USD LIBOR + 123 bps), 10/17/29 (144A)	$ 4,975,385
687,500(a)	Cent CLO 21, Ltd., Series 2014-21A, Class XR2,
	0.895% (3 Month USD LIBOR + 65 bps),
	7/27/30 (144A)	687,499
29,619(b)	Centex Home Equity Loan Trust, Series 2003-A,
	Class AF6, 3.654%, 3/25/33	29,676
1,500,000(a)	Cerberus Loan Funding XXVIII LP, Series 2020-1A,
	Class A, 0.0% (3 Month USD LIBOR +
	185 bps), 10/15/31 (144A)	1,500,000
93,750(a)	CFIP CLO, Ltd., Series 2018-1A, Class X, 1.022%
	(3 Month USD LIBOR + 75 bps), 7/18/31 (144A)	93,750
4,699,013(b)	CFMT LLC, Series 2020-HB3, Class A, 2.812%, 5/25/30
	(144A)	4,739,458
5,750,000	Chase Auto Credit Linked Notes, Series 2020-1, Class B,
	0.991%, 1/25/28 (144A)	5,758,470
304,323	Chesapeake Funding II LLC, Series 2017-2A, Class A1,
	1.99%, 5/15/29 (144A)	305,067
666,467(a)	Chesapeake Funding II LLC, Series 2017-2A, Class A2,
	0.602% (1 Month USD LIBOR + 45 bps), 5/15/29
	(144A)	666,427
1,352,096(a)	Chesapeake Funding II LLC, Series 2017-3A, Class A2,
	0.492% (1 Month USD LIBOR + 34 bps), 8/15/29
	(144A)	1,351,360
2,794,743(a)	Chesapeake Funding II LLC, Series 2018-1A, Class A2,
	0.602% (1 Month USD LIBOR + 45 bps), 4/15/30
	(144A)	2,801,511
16,315,000(a)	CIFC Funding Ltd., Series 2015-3A, Class AR, 1.142%
	(3 Month USD LIBOR + 87 bps), 4/19/29 (144A)	16,121,227
714,286(a)	CIFC Funding, Ltd., Series 2014-4RA, Class X, 0.823%
	(3 Month USD LIBOR + 55 bps), 10/17/30 (144A)	714,285
4,711,523	CIG Auto Receivables Trust, Series 2019-1A, Class A,
	3.33%, 8/15/24 (144A)	4,767,363
3,200,000	CIG Auto Receivables Trust, Series 2020-1A, Class A,
	0.68%, 10/12/23 (144A)	3,200,303
2,375,342(a)	CIM Small Business Loan Trust, Series 2018-1A,
	Class A, 1.558% (1 Month USD LIBOR + 140 bps),
	3/20/43 (144A)	2,324,183
10,000,000(a)	Citibank Credit Card Issuance Trust, Series 2017-A7,
	Class A7, 0.524% (1 Month USD LIBOR +
	37 bps), 8/8/24	10,037,606
1,178,291(a)	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH1,
	Class M3, 0.748% (1 Month USD LIBOR +
	60 bps), 1/25/36	1,176,951
312,500(a)	Clear Creek CLO, Series 2015-1A, Class X, 1.272%
	(3 Month USD LIBOR + 100 bps), 10/20/30 (144A)	312,492
3,250,000(a)	Cole Park CLO, Ltd., Series 2015-1A, Class AR, 1.322%
	(3 Month USD LIBOR + 105 bps), 10/20/28 (144A)	3,232,469

The accompanying notes are an integral part of these financial statements.
24 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
875,000(a)	Columbia Cent CLO 28, Ltd., Series 2018-28A, Class X,
	0.892% (3 Month USD LIBOR + 65 bps),
	11/7/30 (144A)	$ 874,998
1,347,777	Commonbond Student Loan Trust, Series 2016-B,
	Class A1, 2.73%, 10/25/40 (144A)	1,367,382
201,398(a)	Commonbond Student Loan Trust, Series 2016-B,
	Class A2, 1.598% (1 Month USD LIBOR + 145 bps),
	10/25/40 (144A)	201,795
1,849,523(a)	Commonbond Student Loan Trust, Series 2017-AGS,
	Class A2, 0.998% (1 Month USD LIBOR +
	85 bps), 5/25/41 (144A)	1,839,171
3,548,309(a)	Commonbond Student Loan Trust, Series 2017-BGS,
	Class A2, 0.798% (1 Month USD LIBOR +
	65 bps), 9/25/42 (144A)	3,524,636
2,890,916(a)	Commonbond Student Loan Trust, Series 2018-AGS,
	Class A2, 0.648% (1 Month USD LIBOR +
	50 bps), 2/25/44 (144A)	2,847,554
5,891,004(a)	Commonbond Student Loan Trust, Series 2018-BGS,
	Class A2, 0.718% (1 Month USD LIBOR +
	57 bps), 9/25/45 (144A)	5,819,258
4,196,638(a)	Commonbond Student Loan Trust, Series 2018-CGS,
	Class A2, 0.948% (1 Month USD LIBOR +
	80 bps), 2/25/46 (144A)	4,152,102
7,294,106(a)	Commonbond Student Loan Trust, Series 2019-AGS,
	Class A2, 1.048% (1 Month USD LIBOR +
	90 bps), 1/25/47 (144A)	7,273,866
99,333	Conn’s Receivables Funding LLC, Series 2018-A,
	Class A, 3.25%, 1/15/23 (144A)	99,357
157,606	Conn’s Receivables Funding LLC, Series 2018-A,
	Class B, 4.65%, 1/15/23 (144A)	157,497
995,319	Conn’s Receivables Funding LLC, Series 2019-A,
	Class A, 3.4%, 10/16/23 (144A)	997,226
3,110,529	Conn’s Receivables Funding LLC, Series 2019-A,
	Class B, 4.36%, 10/16/23 (144A)	3,111,002
3,334,388	Conn’s Receivables Funding LLC, Series 2019-B,
	Class A, 2.66%, 6/17/24 (144A)	3,333,389
80,945(a)	Conseco Finance Home Equity Loan Trust, Series
	2002-C, Class MV1, 1.652% (1 Month USD LIBOR +
	150 bps), 5/15/32	80,754
1,753,939	Consumer Lending Receivables Trust, Series 2019-A,
	Class A, 3.52%, 4/15/26 (144A)	1,757,145
17,880,392	Consumer Loan Underlying Bond Club Certificate
	Issuer Trust, Series 2019-HP1, Class A, 2.59%,
	12/15/26 (144A)	18,083,196
6,437,763	Consumer Loan Underlying Bond CLUB Credit Trust,
	Series 2020-P1, Class A, 2.26%, 3/15/28 (144A)	6,486,436
531,539	Consumer Loan Underlying Bond Credit Trust, Series
	2018-P2, Class A, 3.47%, 10/15/25 (144A)	532,659

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 25

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,268,594	Consumer Loan Underlying Bond Credit Trust, Series
	2019-P1, Class A, 2.94%, 7/15/26 (144A)	$ 2,285,685
82,288(a)	Countrywide Asset-Backed Certificates, Series 2005-9,
	Class M1, 0.668% (1 Month USD LIBOR +
	52 bps), 1/25/36	82,215
87,498(a)	Countrywide Asset-Backed Certificates, Series 2006-3,
	Class 2A3, 0.438% (1 Month USD LIBOR +
	29 bps), 6/25/36	87,420
2,792,309(a)	Countrywide Asset-Backed Certificates, Series 2006-4,
	Class 2A3, 0.438% (1 Month USD LIBOR +
	29 bps), 7/25/36	2,784,834
5,000,000	Credit Acceptance Auto Loan Trust, Series 2020-1A,
	Class C, 2.59%, 6/15/29 (144A)	5,063,265
1,020,919(a)	Credit Suisse Seasoned Loan Trust, Series 2006-1,
	Class A, 0.388% (1 Month USD LIBOR +
	24 bps), 10/25/34 (144A)	1,020,055
57,526(a)	Credit-Based Asset Servicing & Securitization LLC,
	Series 2005-CB3, Class M2, 1.078% (1 Month USD
	LIBOR + 93 bps), 6/25/35	57,526
294,348(a)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2005-AGE1, Class M3, 0.798% (1 Month USD
	LIBOR + 65 bps), 2/25/32	294,241
46,662(a)	CWABS Asset-Backed Certificates Trust, Series
	2005-17, Class 3AV2, 0.488% (1 Month USD LIBOR +
	34 bps), 5/25/36	46,606
335,982(a)	CWABS Asset-Backed Certificates Trust, Series
	2005-AB1, Class M1, 0.778% (1 Month USD LIBOR +
	63 bps), 8/25/35	335,637
1,612,232(a)	CWHEQ Revolving Home Equity Loan Resuritization
	Trust, Series 2006-RES, Class 4M1A, 0.432% (1 Month
	USD LIBOR + 28 bps), 2/15/34 (144A)	1,581,218
2,314,925(a)	CWHEQ Revolving Home Equity Loan Resuritization
	Trust, Series 2006-RES, Class 4N1A, 0.432% (1 Month
	USD LIBOR + 28 bps), 2/15/34 (144A)	2,257,045
157,636	Dell Equipment Finance Trust, Series 2018-2, Class A3,
	3.37%, 10/22/23 (144A)	159,165
3,781,738	Dell Equipment Finance Trust, Series 2020-1, Class A1,
	1.983%, 5/21/21 (144A)	3,794,234
2,000,000	Dell Equipment Finance Trust, Series 2020-1, Class A2,
	2.26%, 6/22/22 (144A)	2,032,948
120	Delta Funding Home Equity Loan Trust, Series 1997-2,
	Class A6, 7.04%, 6/25/27	114
3,189,734	Diamond Resorts Owner Trust, Series 2016-1, Class B,
	3.37%, 11/20/28 (144A)	3,188,618
5,927,945	DLL LLC, Series 2018-ST2, Class A3, 3.46%,
	1/20/22 (144A)	5,980,173
448,336(a)	DRB Prime Student Loan Trust, Series 2015-D,
	Class A1, 1.848% (1 Month USD LIBOR + 170 bps),
	1/25/40 (144A)	449,731

The accompanying notes are an integral part of these financial statements.
26 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
227,914(a)	DRB Prime Student Loan Trust, Series 2016-B,
	Class A1, 1.948% (1 Month USD LIBOR + 180 bps),
	6/25/40 (144A)	$ 229,531
85,227	DRB Prime Student Loan Trust, Series 2016-B,
	Class A3, 2.23%, 6/25/36 (144A)	85,369
1,337,348(a)	DRB Prime Student Loan Trust, Series 2017-A,
	Class A1, 0.998% (1 Month USD LIBOR + 85 bps),
	5/27/42 (144A)	1,335,910
1,991,674	Drive Auto Receivables Trust, Series 2020-2, Class A2A,
	0.85%, 7/17/23	1,995,114
1,903,687(a)	Drug Royalty III LP 1, Series 2017-1A, Class A1, 2.775%
	(3 Month USD LIBOR + 250 bps), 4/15/27 (144A)	1,902,370
1,883,304(a)	Drug Royalty III LP 1, Series 2018-1A, Class A1, 1.875%
	(3 Month USD LIBOR + 160 bps), 10/15/31 (144A)	1,853,474
1,499,540(a)	Dryden 33 Senior Loan Fund, Series 2014-33A,
	Class AR2, 1.505% (3 Month USD LIBOR + 123 bps),
	4/15/29 (144A)	1,493,921
1,406,250(a)	Dryden 80 CLO, Ltd., Series 2019-80A, Class X, 1.173%
	(3 Month USD LIBOR + 90 bps), 1/17/33 (144A)	1,406,247
5,589,974	DT Auto Owner Trust, Series 2020-1A, Class A, 1.94%,
	9/15/23 (144A)	5,624,897
253,365(a)	Earnest Student Loan Program LLC, Series 2016-C,
	Class A1, 1.998% (1 Month USD LIBOR +
	185 bps), 10/27/36 (144A)	254,273
236,244(a)	Earnest Student Loan Program LLC, Series 2016-D,
	Class A1, 1.548% (1 Month USD LIBOR +
	140 bps), 1/25/41 (144A)	236,779
800,082(a)	Earnest Student Loan Program LLC, Series 2017-A,
	Class A1, 1.148% (1 Month USD LIBOR +
	100 bps), 1/25/41 (144A)	799,539
15,950,000(a)	Elevation CLO, Ltd., Series 2015-4A, Class CR, 2.472%
	(3 Month USD LIBOR + 220 bps), 4/18/27 (144A)	15,809,959
2,000,000(a)	Elm CLO, Ltd., Series 2014-1A, Class BRR, 2.023%
	(3 Month USD LIBOR + 175 bps), 1/17/29 (144A)	1,984,046
2,000,000(a)	Elmwood CLO IV, Ltd., Series 2020-1A, Class X,
	1.882% (3 Month USD LIBOR + 70 bps), 4/15/33 (144A)	1,973,170
1,000,000(a)	Evergreen Credit Card Trust, Series 2019-1, Class A,
	0.632% (1 Month USD LIBOR + 48 bps), 1/15/23
	(144A)	1,001,099
1,904,365	FCI Funding LLC, Series 2019-1A, Class A, 3.63%,
	2/18/31 (144A)	1,937,634
12,015,791	FHF Trust, Series 2020-1A, Class A, 2.59%, 12/15/23
	(144A)	12,066,699
16,915,943(b)	Finance of America HECM Buyout, Series 2020-HB1,
	Class A, 2.012%, 2/25/30 (144A)	17,024,171
35,149(a)	First Franklin Mortgage Loan Trust, Series 2004-FF4,
	Class M1, 1.003% (1 Month USD LIBOR +
	86 bps), 6/25/34	35,050

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 27

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
128,019(a)	First Franklin Mortgage Loan Trust, Series 2005-FFH2,
	Class M2, 0.958% (1 Month USD LIBOR +
	81 bps), 4/25/35 (144A)	$ 127,993
2,534,882	First Investors Auto Owner Trust, Series 2019-1A,
	Class A, 2.89%, 3/15/24 (144A)	2,567,086
20,033,423	First Investors Auto Owner Trust, Series 2020-1A,
	Class A, 1.49%, 1/15/25 (144A)	20,201,802
6,510,000	First Investors Auto Owner Trust, Series 2020-1A,
	Class B, 1.85%, 2/17/26 (144A)	6,648,870
9,000,000(a)	First National Master Note Trust, Series 2017-2,
	Class A, 0.592% (1 Month USD LIBOR +
	44 bps), 10/16/23	8,999,845
2,000,000	Ford Credit Auto Owner Trust, Series 2016-2, Class A,
	2.03%, 12/15/27 (144A)	2,023,121
12,975,000(a)	Fort CRE LLC, Series 2018-1A, Class A1, 1.502%
	(1 Month USD LIBOR + 135 bps), 11/16/35 (144A)	12,713,556
500,000(a)	Fort Washington CLO, Series 2019-1A, Class A, 1.692%
	(3 Month USD LIBOR + 142 bps), 10/20/32 (144A)	489,526
3,600,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2017-9A, Class A1T, 1.83% (3 Month USD LIBOR +
	155 bps), 11/15/29 (144A)	3,576,622
3,000,000(a)	Fortress Credit Opportunities IX CLO, Ltd., Series
	2020-13A, Class A, 2.518% (3 Month USD LIBOR +
	225 bps), 7/15/28 (144A)	3,000,891
2,750,000(a)	Fortress Credit Opportunities VI CLO, Ltd., Series
	2015-6A, Class A1TR, 1.633% (3 Month USD LIBOR +
	136 bps), 7/10/30 (144A)	2,667,987
2,924,447	Foursight Capital Automobile Receivables Trust, Series
	2019-1, Class A2, 2.58%, 3/15/23 (144A)	2,943,514
5,939,030	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class A2, 1.97%, 9/15/23 (144A)	5,989,154
2,500,000	Foursight Capital Automobile Receivables Trust, Series
	2020-1, Class B, 2.27%, 2/18/25 (144A)	2,570,460
3,584,692	Freed ABS Trust, Series 2020-2CP, Class A, 4.52%,
	6/18/27 (144A)	3,628,374
4,883,220	Freed ABS Trust, Series 2020-FP1, Class A, 2.52%,
	3/18/27 (144A)	4,885,174
1,835,494(a)	Fremont Home Loan Trust, Series 2005-E, Class 1A1,
	0.378% (1 Month USD LIBOR + 23 bps), 1/25/36	1,829,799
4,892,125(a)	Fremont Home Loan Trust, Series 2006-2, Class 1A1,
	0.308% (1 Month USD LIBOR + 16 bps), 2/25/36	4,840,698
6,647,615	Genesis Private Label Amortizing Trust, Series 2020-1,
	Class A, 2.08%, 7/20/30 (144A)	6,655,685
411,540(a)	GE-WMC Asset-Backed Pass-Through Certificates,
	Series 2005-2, Class A1, 0.598% (1 Month USD LIBOR +
	45 bps), 12/25/35	411,553
1,588,749	GLS Auto Receivables Issuer Trust, Series 2019-1A,
	Class A, 3.37%, 1/17/23 (144A)	1,599,589

The accompanying notes are an integral part of these financial statements.
28 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,162,780	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class A, 2.58%, 7/17/23 (144A)	$ 5,213,511
3,000,000	GLS Auto Receivables Issuer Trust, Series 2019-3A,
	Class B, 2.72%, 6/17/24 (144A)	3,072,379
5,182,030	GLS Auto Receivables Issuer Trust, Series 2019-4A,
	Class A, 2.47%, 11/15/23 (144A)	5,244,758
5,231,408	GLS Auto Receivables Issuer Trust, Series 2020-2A,
	Class A, 1.58%, 8/15/24 (144A)	5,281,743
800,000	GLS Auto Receivables Trust, Series 2018-1A, Class B,
	3.52%, 8/15/23 (144A)	812,423
595,756	GLS Auto Receivables Trust, Series 2018-3A, Class A,
	3.35%, 8/15/22 (144A)	597,078
3,800,318(a)	GM Financial Automobile Leasing Trust, Series 2019-3,
	Class A2B, 0.426% (1 Month USD LIBOR +
	27 bps), 10/20/21	3,801,276
2,756,992	Gold Key Resorts LLC, Series 2014-A, Class B, 3.72%,
	3/17/31 (144A)	2,771,066
312,500(a)	Goldentree Loan Management US CLO 3, Ltd., Series
	2018-3A, Class X, 0.822% (3 Month USD LIBOR +
	55 bps), 4/20/30 (144A)	312,500
933,333(a)	Goldentree Loan Management US CLO 5, Ltd., Series
	2019-5A, Class X, 0.772% (3 Month USD LIBOR +
	50 bps), 10/20/32 (144A)	933,332
700,000(a)	Goldentree Loan Management US Clo 8 Ltd., Series
	2020-8A, Class X, 1.053% (3 Month USD LIBOR +
	85 bps), 7/20/31 (144A)	699,996
3,000,000(a)	Golub Capital Partners CLO 24M-R, Ltd., Series
	2015-24A, Class AR, 1.849% (3 Month USD LIBOR +
	160 bps), 11/5/29 (144A)	2,922,888
1,821,000(a)	Golub Capital Partners CLO 25M, Ltd., Series 2015-25A,
	Class AR, 1.629% (3 Month USD LIBOR +
	138 bps), 5/5/30 (144A)	1,759,610
10,000,000(a)	Golub Capital Partners CLO 34M, Ltd., Series 2017-34A,
	Class AR, 1.949% (3 Month USD LIBOR +
	170 bps), 3/14/31 (144A)	9,806,360
5,000,000(a)	Golub Capital Partners CLO 46M, Ltd., Series 2019-46A,
	Class A1A, 2.935% (3 Month USD LIBOR +
	180 bps), 4/20/32 (144A)	4,886,215
1,512,751	GreatAmerica Leasing Receivables Funding LLC, Series
	2019-1, Class A2, 2.97%, 6/15/21 (144A)	1,516,694
1,827,778(a)	Greywolf CLO III, Ltd., Series 2020-3RA, Class XR,
	0.758% (3 Month USD LIBOR + 50 bps), 4/15/33 (144A)	1,812,183
24,313(a)	GSRPM Mortgage Loan Trust, Series 2006-1, Class A1,
	0.448% (1 Month USD LIBOR + 30 bps), 3/25/35 (144A)	24,268
4,133,716(a)	HANA SBA LOAN TRUST, Series 2019-1, Class A,
	2.185% (1 Month USD LIBOR + 200 bps),
	8/25/45 (144A)	3,976,947
833,333(a)	Harbor Park CLO, Ltd., Series 2018-1A, Class X, 1.172%
	(3 Month USD LIBOR + 90 bps), 1/20/31 (144A)	833,332

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 29

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
30,819	Hero Residual Funding, Series 2016-1R, Class A1,
	4.5%, 9/21/42 (144A)	$ 30,938
587,853(a)	Hertz Fleet Lease Funding LP, Series 2017-1, Class A1,
	0.806% (1 Month USD LIBOR + 65 bps), 4/10/31 (144A)	587,674
3,310,031(a)	Hertz Fleet Lease Funding LP, Series 2018-1, Class A1,
	0.656% (1 Month USD LIBOR + 50 bps), 5/10/32 (144A)	3,298,739
275,598(a)	Hertz Fleet Lease Funding LP, Series 2019-1, Class A1,
	0.626% (1 Month USD LIBOR + 47 bps), 1/10/33 (144A)	276,229
4,000,000	HOA Funding LLC, Series 2015-1A, Class B, 9.0%,
	8/20/44 (144A)	3,705,786
86,511(a)	Home Equity Asset Trust, Series 2004-8, Class M1,
	1.018% (1 Month USD LIBOR + 87 bps), 3/25/35	86,460
1,903,461(a)	Home Equity Asset Trust, Series 2005-3, Class M4,
	0.788% (1 Month USD LIBOR + 64 bps), 8/25/35	1,903,093
78,600(a)	Home Equity Asset Trust, Series 2005-7, Class M1,
	0.598% (1 Month USD LIBOR + 45 bps), 1/25/36	78,312
2,239,760(a)	Home Equity Asset Trust, Series 2006-3, Class 2A4,
	0.458% (1 Month USD LIBOR + 31 bps), 7/25/36	2,237,803
3,000,000(a)	Home Partners of America Trust, Series 2017-1,
	Class C, 1.701% (1 Month USD LIBOR + 155 bps),
	7/17/34 (144A)	2,997,514
2,500,000(a)	Home Partners of America Trust, Series 2017-1, Class D,
	2.051% (1 Month USD LIBOR + 190 bps),
	7/17/34 (144A)	2,498,625
2,000,000(a)	Home Partners of America Trust, Series 2018-1, Class C,
	1.401% (1 Month USD LIBOR + 125 bps),
	7/17/37 (144A)	1,998,749
6,848,604	HPEFS Equipment Trust, Series 2019-1A, Class A2,
	2.19%, 9/20/29 (144A)	6,888,268
528,427(a)	HSI Asset Securitization Corp. Trust, Series 2006-OPT1,
	Class 2A4, 0.448% (1 Month USD LIBOR +
	30 bps), 12/25/35	527,867
156,988(a)	HSI Asset Securitization Corp. Trust, Series 2006-OPT2,
	Class M1, 0.518% (1 Month USD LIBOR +
	37 bps), 1/25/36	157,269
2,067,000(a)	Invitation Homes Trust, Series 2017-SFR2, Class C,
	1.601% (1 Month USD LIBOR + 145 bps),
	12/17/36 (144A)	2,072,142
10,981,389(a)	Invitation Homes Trust, Series 2018-SFR1, Class A,
	0.851% (1 Month USD LIBOR + 70 bps),
	3/17/37 (144A)	10,865,342
4,000,000(a)	Invitation Homes Trust, Series 2018-SFR1, Class B,
	1.101% (1 Month USD LIBOR + 95 bps),
	3/17/37 (144A)	3,961,454
7,165,000(a)	Invitation Homes Trust, Series 2018-SFR1, Class D,
	1.601% (1 Month USD LIBOR + 145 bps),
	3/17/37 (144A)	7,156,115

The accompanying notes are an integral part of these financial statements.
30 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,479,251(a)	Invitation Homes Trust, Series 2018-SFR1, Class E,
	2.151% (1 Month USD LIBOR + 200 bps),
	3/17/37 (144A)	$ 5,485,232
1,750,000(a)	Invitation Homes Trust, Series 2018-SFR2, Class C,
	1.432% (1 Month USD LIBOR + 128 bps),
	6/17/37 (144A)	1,748,063
10,000,000(a)	Invitation Homes Trust, Series 2018-SFR2, Class D,
	1.602% (1 Month USD LIBOR + 145 bps),
	6/17/37 (144A)	9,981,284
6,856,743(a)	Invitation Homes Trust, Series 2018-SFR3, Class E,
	2.151% (1 Month USD LIBOR + 200 bps),
	7/17/37 (144A)	6,861,298
13,821,000(a)	Invitation Homes Trust, Series 2018-SFR4, Class E,
	2.101% (1 Month USD LIBOR + 195 bps),
	1/17/38 (144A)	13,790,663
5,900,000(a)	Ivy Hill Middle Market Credit Fund X, Ltd., Series 10A,
	Class A1AR, 1.522% (3 Month USD LIBOR +
	125 bps), 7/18/30 (144A)	5,691,046
71,205(a)	Jefferson Mill CLO, Ltd., Series 2015-1I, Class XR,
	0.872% (3 Month USD LIBOR + 60 bps), 10/20/31	71,204
1,400,000	Kabbage Funding LLC, Series 2019-1, Class C, 4.611%,
	3/15/24 (144A)	1,323,280
478,567(a)	KVK CLO, Ltd., Series 2018-1A, Class A, 1.183%
	(3 Month USD LIBOR + 93 bps), 5/20/29 (144A)	473,727
15,000,000(a)	KVK CLO, Ltd., Series 2018-1A, Class B, 1.903%
	(3 Month USD LIBOR + 165 bps), 5/20/29 (144A)	14,846,340
5,500,000(a)	Lake Shore MM CLO III LLC, Series 2020-1A, Class A,
	0.0% (3 Month USD LIBOR + 230 bps), 10/15/29 (144A)	5,500,000
3,777,028(a)	Laurel Road Prime Student Loan Trust, Series 2017-C,
	Class A1, 0.698% (1 Month USD LIBOR +
	55 bps), 11/25/42 (144A)	3,752,703
2,100,000	Laurel Road Prime Student Loan Trust, Series 2020-A,
	Class A1FX, 0.72%, 11/25/50 (144A)	2,100,209
350,000(a)	LCM 28, Ltd., Series 28A, Class X, 1.172% (3 Month USD
	LIBOR + 90 bps), 10/20/30 (144A)	349,994
8,000,000(a)	LCM XVIII LP, Series 18A, Class A1R, 1.292% (3 Month
	USD LIBOR + 102 bps), 4/20/31 (144A)	7,872,504
612,763(a)	Lehman XS Trust, Series 2005-4, Class 1A3, 0.948% (1
	Month USD LIBOR + 80 bps), 10/25/35	610,829
1,230,407	Lendingpoint Asset Securitization Trust, Series 2019-1,
	Class A, 3.154%, 8/15/25 (144A)	1,231,196
2,500,000	Lendingpoint Asset Securitization Trust, Series 2019-1,
	Class B, 3.613%, 8/15/25 (144A)	2,503,921
6,407,964	Lendingpoint Asset Securitization Trust, Series 2020-1,
	Class A, 2.512%, 2/10/26 (144A)	6,411,764
5,912,753	LL ABS Trust, Series 2019-1A, Class A, 2.87%,
	3/15/27 (144A)	5,938,041

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 31

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
5,000,000	LL ABS Trust, Series 2020-1A, Class A, 2.33%,
	1/17/28 (144A)	$ 5,000,676
7,500,000(a)	LoanCore Issuer, Ltd., Series 2019-CRE2, Class A,
	1.282% (1 Month USD LIBOR + 113 bps),
	5/15/36 (144A)	7,367,015
8,300,000(a)	M360 LLC, Series 2019-CRE2, Class A, 1.552%
	(1 Month USD LIBOR + 140 bps), 9/15/34 (144A)	8,082,784
1,000,000(a)	Madison Park Funding XII, Ltd., Series 2014-12A,
	Class CR, 2.622% (3 Month USD LIBOR +
	235 bps), 7/20/26 (144A)	1,000,014
250,000(a)	Magnetite VII Ltd., Series 2012-7A, Class A1R2, 1.075%
	(3 Month USD LIBOR + 80 bps), 1/15/28 (144A)	247,880
8,629,000(a)	Magnetite XVIII Ltd., Series 2016-18A, Class AR, 1.36%
	(3 Month USD LIBOR + 108 bps), 11/15/28 (144A)	8,580,669
1,662,969	Marlette Funding Trust, Series 2017-1A, Class C, 6.658%,
	3/15/24 (144A)	1,664,237
5,745,514	Marlette Funding Trust, Series 2020-1A, Class A, 2.24%,
	3/15/30 (144A)	5,789,089
6,138,049	Marlin Receivables LLC, Series 2018-1A, Class A3, 3.36%,
	4/20/23 (144A)	6,157,184
15,500,000(a)	Master Credit Card Trust, Series 2019-1A, Class A,
	0.636% (1 Month USD LIBOR + 48 bps), 7/21/22
	(144A)	15,513,871
12,000,000(a)	Master Credit Card Trust II, Series 2019-2A, Class A,
	0.546% (1 Month USD LIBOR + 39 bps), 1/21/23
	(144A)	12,015,359
242,204(a)	Merrill Lynch Mortgage Investors Trust, Series
	2004-OPT1, Class A1B, 1.008% (1 Month USD LIBOR +
	86 bps), 6/25/35	239,926
1,764,106(a)	Merrill Lynch Mortgage Investors Trust, Series
	2005-AR1, Class M1, 0.898% (1 Month USD LIBOR +
	75 bps), 6/25/36	1,759,196
4,701,420(c)	MFA LLC, Series 2017-NPL1, Class A1, 3.352%,
	11/25/47 (144A)	4,714,492
4,884,540	MMAF Equipment Finance LLC, Series 2019-B,
	Class A2, 2.07%, 10/12/22 (144A)	4,929,499
4,500,000(a)	Monroe Capital Mml CLO, Ltd., Series 2017-1A,
	Class A, 1.858% (3 Month USD LIBOR + 160 bps),
	4/22/29 (144A)	4,381,839
1,628,989(a)	Morgan Stanley Capital I, Inc. Trust, Series 2006-NC2,
	Class A2D, 0.438% (1 Month USD LIBOR +
	29 bps), 2/25/36	1,598,811
529,261(a)	Morgan Stanley Home Equity Loan Trust, Series
	2006-2, Class A4, 0.428% (1 Month USD LIBOR +
	28 bps), 2/25/36	522,104
2,484,434(a)	National Collegiate Trust, Series 2007-A, Class A,
	0.443% (1 Month USD LIBOR + 30 bps),
	5/25/31 (144A)	2,410,817

The accompanying notes are an integral part of these financial statements.
32 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
4,823,575(b)	Nationstar HECM Loan Trust, Series 2019-1A, Class A,
	2.651%, 6/25/29 (144A)	$ 4,839,833
4,000,000(b)	Nationstar HECM Loan Trust, Series 2020-1A, Class A1,
	1.269%, 9/25/30 (144A)	3,999,998
5,633,287(a)	Nationstar Home Equity Loan Trust, Series 2006-B,
	Class AV4, 0.428% (1 Month USD LIBOR +
	28 bps), 9/25/36	5,605,931
4,000,000(a)	Navistar Financial Dealer Note Master Trust, Series
	2020-1, Class A, 1.098% (1 Month USD LIBOR +
	95 bps), 7/25/25 (144A)	4,023,199
2,041,722	Nelnet Private Education Loan Trust, Series 2016-A,
	Class A1B, 3.6%, 12/26/40 (144A)	2,080,798
8,172,491(a)	Nelnet Student Loan Trust, Series 2005-2, Class A5,
	0.325% (3 Month USD LIBOR + 10 bps), 3/23/37	7,890,674
6,873,304(a)	Neuberger Berman CLO XX, Ltd., Series 2015-20A,
	Class AR, 1.075% (3 Month USD LIBOR +
	80 bps), 1/15/28 (144A)	6,822,112
2,750,000(a)	Neuberger Berman CLO XXII, Ltd., Series 2016-22A,
	Class XR, 1.173% (3 Month USD LIBOR +
	90 bps), 10/17/30 (144A)	2,749,994
685,680(a)	Newtek Small Business Loan Trust, Series 2016-1A,
	Class A, 3.148% (1 Month USD LIBOR +
	300 bps), 2/25/42 (144A)	684,535
3,730,378(a)	Newtek Small Business Loan Trust, Series 2017-1,
	Class A, 2.148% (1 Month USD LIBOR +
	200 bps), 2/25/43 (144A)	3,647,701
4,577,601(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class A, 1.848% (1 Month USD LIBOR +
	170 bps), 2/25/44 (144A)	4,463,282
3,521,232(a)	Newtek Small Business Loan Trust, Series 2018-1,
	Class B, 3.148% (1 Month USD LIBOR +
	300 bps), 2/25/44 (144A)	3,200,332
11,215,109(a)	Newtek Small Business Loan Trust, Series 2019-1,
	Class A, 2.35% (PRIME + -90 bps), 12/25/44 (144A)	11,088,345
2,392,557(a)	Newtek Small Business Loan Trust, Series 2019-1,
	Class B, 2.648% (1 Month USD LIBOR +
	250 bps), 12/25/44 (144A)	2,219,335
18,300,000(a)	NextGear Floorplan Master Owner Trust, Series
	2019-2A, Class A1, 0.852% (1 Month USD LIBOR +
	70 bps), 10/15/24 (144A)	17,910,995
19,500,000(a)	NextGear Floorplan Master Owner Trust, Series
	2020-1A, Class A1, 0.952% (1 Month USD LIBOR +
	80 bps), 2/15/25 (144A)	19,292,298
8,767,839	NMEF Funding LLC, Series 2019-A, Class A, 2.73%,
	8/17/26 (144A)	8,811,225
154,238(a)	NovaStar Mortgage Funding Trust, Series 2003-1,
	Class A2, 0.928% (1 Month USD LIBOR +
	78 bps), 5/25/33	152,067

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 33

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
12,498,516	Oasis LLC, Series 2020-1A, Class A, 3.82%,
	1/15/32 (144A)	$ 12,541,733
7,692,541	Oasis LLC, Series 2020-2A, Class A, 4.262%,
	5/15/32 (144A)	7,706,519
500,000(a)	Octagon Investment Partners XVI, Ltd., Series
	2013-1A, Class XR, 0.823% (3 Month USD LIBOR +
	55 bps), 7/17/30 (144A)	499,996
2,625,000(a)	Octagon Investment Partners XXI, Ltd., Series
	2014-1A, Class XRR, 1.015% (3 Month USD LIBOR +
	75 bps), 2/14/31 (144A)	2,624,858
2,843,750(a)	Octagon Investment Partners XXII, Ltd., Series
	2014-1A, Class XRR, 0.908% (3 Month USD LIBOR +
	65 bps), 1/22/30 (144A)	2,843,687
9,250,000	Octane Receivables Trust, Series 2020-1A, Class A,
	1.71%, 2/20/25 (144A)	9,250,361
1,607,143(a)	OHA Credit Funding 3, Ltd., Series 2019-3A, Class X,
	0.922% (3 Month USD LIBOR + 65 bps),
	7/20/32 (144A)	1,607,141
2,750,000(a)	OHA Credit Funding 5, Ltd., Series 2020-5A, Class X,
	1.856% (3 Month USD LIBOR + 55 bps),
	4/18/33 (144A)	2,707,614
2,098,767(a)	OneMain Financial Issuance Trust, Series 2017-1A,
	Class A2, 0.951% (1 Month USD LIBOR +
	80 bps), 9/14/32 (144A)	2,100,439
1,475,000	OneMain Financial Issuance Trust, Series 2019-1A,
	Class A, 3.48%, 2/14/31 (144A)	1,512,170
170,000	OneMain Financial Issuance Trust, Series 2019-1A,
	Class B, 3.79%, 2/14/31 (144A)	176,568
5,126,356(a)	Option One Mortgage Loan Trust, Series 2005-3,
	Class M2, 0.883% (1 Month USD LIBOR +
	74 bps), 8/25/35	5,074,556
1,209,852(a)	Option One Mortgage Loan Trust, Series 2005-4,
	Class M1, 0.808% (1 Month USD LIBOR +
	66 bps), 11/25/35	1,207,707
12,950,000(a)	Orec, Ltd., Series 2018-CRE1, Class A, 1.332%
	(1 Month USD LIBOR + 118 bps), 6/15/36 (144A)	12,760,242
13,500,000(a)	Owl Rock CLO II, Ltd., Series 2019-2A, Class A1L,
	2.022% (3 Month USD LIBOR + 175 bps),
	1/20/31 (144A)	13,346,060
2,000,000(a)	Owl Rock CLO IV, Ltd., Series 2020-4A, Class A1, 3.17%
	(3 Month USD LIBOR + 262 bps), 5/20/29 (144A)	2,002,326
18,327	Oxford Finance Funding LLC, Series 2016-1A, Class A,
	3.968%, 6/17/24 (144A)	18,334
875,000(a)	OZLM VIII, Ltd., Series 2014-8A, Class XRR, 0.973%
	(3 Month USD LIBOR + 70 bps), 10/17/29 (144A)	874,998
4,250,000(a)	Palmer Square Loan Funding, Ltd., Series 2018-1A,
	Class A2, 1.325% (3 Month USD LIBOR +
	105 bps), 4/15/26 (144A)	4,162,327

The accompanying notes are an integral part of these financial statements.
34 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2018-2A,
	Class D, 4.225% (3 Month USD LIBOR +
	395 bps), 7/15/26 (144A)	$ 937,218
4,000,000(a)	Palmer Square Loan Funding, Ltd., Series 2020-4A,
	Class C, 0.0% (3 Month USD LIBOR +
	360 bps), 11/25/28 (144A)	4,000,000
700,504(a)	PARTS Student Loan Trust, Series 2007-CT1, Class A,
	0.44% (3 Month USD LIBOR + 19 bps), 2/25/33 (144A)	684,283
8,889,584	Pawnee Equipment Receivables LLC, Series 2019-1,
	Class A2, 2.29%, 10/15/24 (144A)	8,973,255
4,250,000	Pawnee Equipment Receivables LLC, Series 2020-1,
	Class A, 1.37%, 11/17/25 (144A)	4,242,988
30,000,000(a)	PFS Financing Corp., Series 2019-B, Class A, 0.702%
	(1 Month USD LIBOR + 55 bps), 9/15/23 (144A)	30,046,947
33,154(a)	Popular ABS Mortgage Pass-Through Trust, Series
	2005-A, Class M1, 0.578% (1 Month USD LIBOR +
	43 bps), 6/25/35	33,134
50,047	Prosper Marketplace Issuance Trust, Series 2019-1A,
	Class A, 3.54%, 4/15/25 (144A)	50,074
2,852,315	Prosper Marketplace Issuance Trust, Series 2019-4A,
	Class A, 2.48%, 2/17/26 (144A)	2,864,755
482,901	Purchasing Power Funding LLC, Series 2018-A,
	Class A, 3.34%, 8/15/22 (144A)	483,088
2,600,000	Purchasing Power Funding LLC, Series 2018-A,
	Class B, 3.58%, 8/15/22 (144A)	2,598,217
6,333,904(a)	RAAC Trust, Series 2006-RP1, Class M2, 1.348%
	(1 Month USD LIBOR + 120 bps), 10/25/45 (144A)	6,363,221
551,394(a)	RAMP Trust, Series 2005-EFC6, Class M2, 0.793%
	(1 Month USD LIBOR + 65 bps), 11/25/35	549,496
4,615(a)	RAMP Trust, Series 2006-EFC2, Class A3, 0.308%
	(1 Month USD LIBOR + 16 bps), 12/25/36	4,613
1,743(a)	RAMP Trust, Series 2006-RZ3, Class A3, 0.438%
	(1 Month USD LIBOR + 29 bps), 8/25/36	1,742
2,779,300(a)	RAMP Trust, Series 2006-RZ4, Class A3, 0.418%
	(1 Month USD LIBOR + 27 bps), 10/25/36	2,749,396
402,619(a)	RASC Trust, Series 2005-EMX4, Class M2, 0.808%
	(1 Month USD LIBOR + 66 bps), 11/25/35	402,380
921,797(a)	RASC Trust, Series 2005-KS1, Class M1, 0.823%
	(1 Month USD LIBOR + 68 bps), 2/25/35	918,889
202,547(a)	RASC Trust, Series 2005-KS7, Class M4, 1.018%
	(1 Month USD LIBOR + 87 bps), 8/25/35	202,508
4,000,000(a)	RASC Trust, Series 2005-KS7, Class M5, 1.063%
	(1 Month USD LIBOR + 92 bps), 8/25/35	3,970,434
254,989(a)	RASC Trust, Series 2005-KS8, Class M3, 0.628%
	(1 Month USD LIBOR + 48 bps), 8/25/35	254,845
1,802(a)	RASC Trust, Series 2005-KS11, Class M1, 0.548%
	(1 Month USD LIBOR + 40 bps), 12/25/35	1,802

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 35

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
9,941,784(a)	ReadyCap Lending Small Business Loan Trust, Series
	2019-2, Class A, 2.75% (PRIME + -50 bps),
	12/27/44 (144A)	$ 9,264,251
250,000(a)	Regatta VI Funding Ltd., Series 2016-1A, Class AR,
	1.352% (3 Month USD LIBOR + 108 bps),
	7/20/28 (144A)	248,720
6,400,000	Republic FInance Issuance Trust, Series 2019-A,
	Class A, 3.43%, 11/22/27 (144A)	6,506,394
7,500,000(a)	Rosy, Series 2018-1, Class A2, 3.402% (1 Month USD
	LIBOR + 325 bps), 12/15/25 (144A)	7,200,000
30,290(a)	Salomon Mortgage Loan Trust, Series 2001-CB4,
	Class 1A1, 1.048% (1 Month USD LIBOR +
	90 bps), 11/25/33	30,014
9,292,957(a)	Santander Drive Auto Receivables Trust, Series 2020-1,
	Class A2B, 1.702% (1 Month USD LIBOR +
	155 bps), 1/17/23	9,340,171
2,111,603(a)	Saxon Asset Securities Trust, Series 2006-2, Class A3C,
	0.298% (1 Month USD LIBOR + 15 bps), 9/25/36	2,103,079
255,468	SCF Equipment Leasing LLC, Series 2017-1A, Class A,
	3.77%, 1/20/23 (144A)	256,114
1,263,626	SCF Equipment Leasing LLC, Series 2017-2A, Class A,
	3.41%, 12/20/23 (144A)	1,267,165
255,443	SCF Equipment Leasing LLC, Series 2018-1A, Class A2,
	3.63%, 10/20/24 (144A)	257,350
2,943,352	SCF Equipment Leasing LLC, Series 2019-1A, Class A1,
	3.04%, 3/20/23 (144A)	2,947,535
11,069,185	SCF Equipment Leasing LLC, Series 2019-2A, Class A1,
	2.22%, 6/20/24 (144A)	11,124,293
17,629(a)	Securitized Asset Backed Receivables LLC Trust, Series
	2005-OP2, Class M1, 0.578% (1 Month USD LIBOR +
	43 bps), 10/25/35	17,567
492,637(a)	Security National Mortgage Loan Trust, Series 2007-1A,
	Class 2A, 0.498% (1 Month USD LIBOR +
	35 bps), 4/25/37 (144A)	491,162
2,022,999(a)	SG Mortgage Securities Trust, Series 2005-OPT1,
	Class M1, 0.578% (1 Month USD LIBOR +
	43 bps), 10/25/35	2,018,596
7,537,558(a)	SLM Private Credit Student Loan Trust, Series 2007-A,
	Class A4A, 0.553% (3 Month USD LIBOR +
	24 bps), 12/16/41	7,245,941
13,964,140(a)	SLM Student Loan Trust, Series 2006-10, Class A6,
	0.395% (3 Month USD LIBOR + 15 bps), 3/25/44	13,222,119
4,336,669	Small Business Lending Trust, Series 2019-A, Class A,
	2.85%, 7/15/26 (144A)	4,266,458
6,897,191	Small Business Lending Trust, Series 2020-A, Class A,
	2.62%, 12/15/26 (144A)	6,847,658
1,000,000	Small Business Lending Trust, Series 2020-A, Class C,
	5.01%, 12/15/26 (144A)	701,920

The accompanying notes are an integral part of these financial statements.
36 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
6,289,464	Sofi Consumer Loan Program LLC, Series 2016-1,
	Class A, 3.26%, 8/25/25 (144A)	$ 6,330,720
91,815	Sofi Consumer Loan Program LLC, Series 2016-4,
	Class A, 3.18%, 11/25/25 (144A)	91,963
382,618	Sofi Consumer Loan Program LLC, Series 2017-1,
	Class A, 3.28%, 1/26/26 (144A)	383,287
309,043	Sofi Consumer Loan Program LLC, Series 2017-3,
	Class A, 2.77%, 5/25/26 (144A)	310,752
4,300,000	Sofi Consumer Loan Program Trust, Series 2018-1,
	Class B, 3.65%, 2/25/27 (144A)	4,420,079
2,415,058	Sofi Consumer Loan Program Trust, Series 2019-1,
	Class A, 3.24%, 2/25/28 (144A)	2,439,274
1,315,641	Sofi Consumer Loan Program Trust, Series 2019-2,
	Class A, 3.01%, 4/25/28 (144A)	1,330,631
540,701(a)	Sofi Professional Loan Program LLC, Series 2015-B,
	Class A1, 1.198% (1 Month USD LIBOR +
	105 bps), 4/25/35 (144A)	540,827
671,702(a)	Sofi Professional Loan Program LLC, Series 2015-C,
	Class A1, 1.198% (1 Month USD LIBOR +
	105 bps), 8/27/35 (144A)	672,007
1,128,956(a)	Sofi Professional Loan Program LLC, Series 2015-D,
	Class A1, 1.648% (1 Month USD LIBOR +
	150 bps), 10/27/36 (144A)	1,135,654
1,158,734(a)	Sofi Professional Loan Program LLC, Series 2016-A,
	Class A1, 1.898% (1 Month USD LIBOR +
	175 bps), 8/25/36 (144A)	1,167,199
797,101(a)	Sofi Professional Loan Program LLC, Series 2016-B,
	Class A1, 1.348% (1 Month USD LIBOR +
	120 bps), 6/25/33 (144A)	798,833
2,126,021(a)	Sofi Professional Loan Program LLC, Series 2016-C,
	Class A1, 1.248% (1 Month USD LIBOR +
	110 bps), 10/27/36 (144A)	2,125,591
519,890(a)	Sofi Professional Loan Program LLC, Series 2016-D,
	Class A1, 1.098% (1 Month USD LIBOR +
	95 bps), 1/25/39 (144A)	520,089
1,259,711(a)	Sofi Professional Loan Program LLC, Series 2016-E,
	Class A1, 0.998% (1 Month USD LIBOR +
	85 bps), 7/25/39 (144A)	1,257,059
360,606(a)	Sofi Professional Loan Program LLC, Series 2017-A,
	Class A1, 0.848% (1 Month USD LIBOR +
	70 bps), 3/26/40 (144A)	360,388
437,904(a)	Sofi Professional Loan Program LLC, Series 2017-C,
	Class A1, 0.748% (1 Month USD LIBOR +
	60 bps), 7/25/40 (144A)	436,477
724,374(a)	Sofi Professional Loan Program LLC, Series 2017-E,
	Class A1, 0.648% (1 Month USD LIBOR +
	50 bps), 11/26/40 (144A)	723,249

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 37

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
1,124,409(a)	Sofi Professional Loan Program LLC, Series 2018-A,
	Class A1, 0.498% (1 Month USD LIBOR +
	35 bps), 2/25/42 (144A)	$ 1,114,408
11,363	Sofi Professional Loan Program LLC, Series 2018-A,
	Class A2A, 2.39%, 2/25/42 (144A)	11,370
4,695,146	Sofi Professional Loan Program LLC, Series 2019-C,
	Class A1FX, 2.13%, 11/16/48 (144A)	4,729,629
2,000,000(a)	Sound Point Clo XIV Ltd., Series 2016-3A, Class AR,
	1.406% (3 Month USD LIBOR + 115 bps),
	1/23/29 (144A)	1,980,944
2,000,000(a)	Sound Point CLO XXV, Ltd., Series 2019-4A, Class X,
	0.925% (3 Month USD LIBOR + 65 bps),
	1/15/33 (144A)	1,999,998
4,650,000	SpringCastle America Funding LLC, Series 2020-AA,
	Class A, 1.97%, 9/25/37 (144A)	4,666,688
10,986,802	Springleaf Funding Trust, Series 2015-BA, Class A,
	3.48%, 5/15/28 (144A)	11,033,608
6,000,000(a)	Starwood Waypoint Homes Trust, Series 2017-1,
	Class E, 2.752% (1 Month USD LIBOR + 260 bps),
	1/17/35 (144A)	6,006,758
77,031(a)	Structured Asset Investment Loan Trust, Series
	2005-HE1, Class M1, 0.618% (1 Month USD LIBOR +
	47 bps), 7/25/35	77,763
2,775,856(a)	Structured Asset Investment Loan Trust, Series
	2005-HE3, Class M1, 0.868% (1 Month USD LIBOR +
	72 bps), 9/25/35	2,757,389
73,834(a)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2005-NC2, Class M4, 0.853% (1 Month
	USD LIBOR + 71 bps), 5/25/35	73,337
3,767,642(a)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2006-OPT1, Class A1, 0.328% (1 Month
	USD LIBOR + 18 bps), 4/25/36	3,578,541
1,361,170(a)	Structured Asset Securities Corp. Mortgage Loan Trust,
	Series 2007-TC1, Class A, 0.448% (1 Month USD
	LIBOR + 30 bps), 4/25/31 (144A)	1,352,075
1,151,202	Tax Ease Funding LLC, Series 2016-1A, Class A, 3.131%,
	6/15/28 (144A)	1,153,650
139,642	TCF Auto Receivables Owner Trust, Series 2016-PT1A,
	Class A, 1.93%, 6/15/22 (144A)	139,793
3,954,123(a)	Terwin Mortgage Trust, Series 2006-3, Class 1A2, 0.378%
	(1 Month USD LIBOR + 23 bps), 4/25/37 (144A)	3,924,530
5,500,000	Tesla Auto Lease Trust, Series 2020-A, Class A2, 0.55%,
	5/22/23 (144A)	5,508,466
2,000,000(a)	THL Credit Wind River CLO, Ltd., Series 2012-1A,
	Class BR2, 1.725% (3 Month USD LIBOR +
	145 bps), 1/15/26 (144A)	1,998,488
375,000(a)	THL Credit Wind River CLO, Ltd., Series 2015-1A,
	Class X, 0.922% (3 Month USD LIBOR +
	65 bps), 10/20/30 (144A)	373,973

The accompanying notes are an integral part of these financial statements.
38 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,000,000(a)	THL Credit Wind River CLO, Ltd., Series 2016-1A,
	Class AR, 1.325% (3 Month USD LIBOR +
	105 bps), 7/15/28 (144A)	$ 1,987,968
31,182,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class A2, 1.39%, 8/15/24 (144A)	31,386,769
2,750,000	Tidewater Auto Receivables Trust, Series 2020-AA,
	Class E, 3.35%, 7/17/28 (144A)	2,707,846
2,221,427	TLF National Tax Lien Trust, Series 2017-1A, Class A,
	3.09%, 12/15/29 (144A)	2,236,076
11,368,397(a)	Towd Point Asset Trust, Series 2018-SL1, Class A,
	0.775% (1 Month USD LIBOR + 60 bps), 1/25/46 (144A)	11,191,119
11,000,000(a)	Towd Point Asset Trust, Series 2018-SL1, Class B,
	1.225% (1 Month USD LIBOR + 105 bps),
	1/25/46 (144A)	10,189,374
307,957(b)	Towd Point Mortgage Trust, Series 2015-4, Class A1,
	3.5%, 4/25/55 (144A)	311,059
1,587,045(b)	Towd Point Mortgage Trust, Series 2015-5, Class A1B,
	2.75%, 5/25/55 (144A)	1,600,951
5,666,686(a)	Towd Point Mortgage Trust, Series 2017-5, Class A1,
	0.748% (1 Month USD LIBOR + 60 bps), 2/25/57 (144A)	5,656,198
218,703(b)	Towd Point Mortgage Trust, Series 2017-5, Class XA,
	3.5%, 2/25/57 (144A)	218,458
5,897,887(b)	Towd Point Mortgage Trust, Series 2018-SJ1, Class XA,
	5.0%, 10/25/58 (144A)	6,032,749
1,072,308(b)	Towd Point Mortgage Trust, Series 2019-HY1, Class XA,
	5.0%, 10/25/48 (144A)	1,069,638
5,040,386(a)	Towd Point Mortgage Trust, Series 2019-HY2,
	Class A1, 1.148% (1 Month USD LIBOR + 100 bps),
	5/25/58 (144A)	5,040,386
2,539,129(b)	Towd Point Mortgage Trust, Series 2019-HY2,
	Class XA, 5.0%, 5/25/58 (144A)	2,539,857
866,268(a)	Towd Point Mortgage Trust, Series 2019-HY3,
	Class A1A, 1.148% (1 Month USD LIBOR + 100 bps),
	10/25/59 (144A)	866,268
7,549,166	Towd Point Mortgage Trust, Series 2019-HY3, Class XA,
	4.5%, 10/25/59 (144A)	7,481,586
2,401,184(b)	Towd Point Mortgage Trust, Series 2019-SJ1, Class XA,
	5.0%, 11/25/58 (144A)	2,377,403
2,197,576(b)	Towd Point Mortgage Trust, Series 2019-SJ2, Class XA,
	5.0%, 11/25/58 (144A)	2,292,570
12,709,615(b)	Towd Point Mortgage Trust, Series 2019-SJ3, Class A1,
	3.0%, 11/25/59 (144A)	12,926,244
11,376,710(b)	Towd Point Mortgage Trust, Series 2019-SJ3, Class XA,
	4.5%, 11/25/59 (144A)	11,376,710
13,750,000(a)	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class A1, 0.882% (1 Month USD LIBOR + 73 bps),
	3/15/22 (144A)	13,517,969

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 39

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,500,000	Trafigura Securitisation Finance Plc, Series 2018-1A,
	Class B, 4.29%, 3/15/22 (144A)	$ 2,493,120
1,884,615(a)	Tralee CLO V, Ltd., Series 2018-5A, Class AX, 0.972%
	(3 Month USD LIBOR + 70 bps), 10/20/28 (144A)	1,884,612
16,400,000(a)	TRTX Issuer, Ltd., Series 2019-FL3, Class C, 2.251%
	(1 Month USD LIBOR + 210 bps), 10/15/34 (144A)	15,443,821
5,602,855	TVEST LLC, Series 2020-A, Class A, 4.5%,
	7/15/32 (144A)	5,606,690
12,000,000	United Auto Credit Securitization Trust, Series 2018-1,
	Class E, 4.84%, 8/10/23 (144A)	12,182,116
4,877,234	United Auto Credit Securitization Trust, Series 2019-1,
	Class B, 3.03%, 4/10/24 (144A)	4,887,679
6,301,535	United Auto Credit Securitization Trust, Series 2020-1,
	Class A, 0.85%, 5/10/22 (144A)	6,305,668
7,452,169	Upstart Securitization Trust, Series 2019-2, Class A,
	2.897%, 9/20/29 (144A)	7,513,449
11,861,272	Upstart Securitization Trust, Series 2019-3, Class A,
	2.684%, 1/21/30 (144A)	11,960,721
20,114,006	Upstart Securitization Trust, Series 2020-1, Class A,
	2.322%, 4/22/30 (144A)	20,260,230
3,521,602	US Auto Funding LLC, Series 2019-1A, Class A, 3.61%,
	4/15/22 (144A)	3,537,074
11,633,873	USASF Receivables LLC, Series 2020-1A, Class A, 2.47%,
	8/15/23 (144A)	11,687,704
157,895(a)	Venture 32 CLO, Ltd., Series 2018-32RR, Class AX,
	1.022% (3 Month USD LIBOR + 75 bps), 7/19/31 (144A)	157,891
1,190,625(a)	Venture XXI CLO, Ltd., Series 2015-21A, Class AR,
	1.155% (3 Month USD LIBOR + 88 bps), 7/15/27 (144A)	1,179,049
459,326(a)	Verizon Owner Trust, Series 2017-3A, Class A1B,
	0.426% (1 Month USD LIBOR + 27 bps), 4/20/22 (144A)	459,428
10,010,000(a)	Verizon Owner Trust, Series 2019-A, Class A1B, 0.486%
	(1 Month USD LIBOR + 33 bps), 9/20/23	10,027,765
23,500,000(a)	Verizon Owner Trust, Series 2019-C, Class A1B, 0.576%
	(1 Month USD LIBOR + 42 bps), 4/22/24	23,553,479
27,000,000(a)	Verizon Owner Trust, Series 2020-A, Class A1B, 0.426%
	(1 Month USD LIBOR + 27 bps), 7/22/24	26,990,267
15,814,788	Veros Automobile Receivables Trust, Series 2020-1,
	Class A, 1.67%, 9/15/23 (144A)	15,859,703
2,000,000	Veros Automobile Receivables Trust, Series 2020-1,
	Class B, 2.19%, 6/16/25 (144A)	2,006,203
5,662,615	Volvo Financial Equipment LLC, Series 2019-2A,
	Class A2, 2.02%, 8/15/22 (144A)	5,700,670
11,250,000(a)	Volvo Financial Equipment Master Owner Trust,
	Series 2018-A, Class A, 0.672% (1 Month USD LIBOR +
	52 bps), 7/17/23 (144A)	11,262,303
1,201,842	Westgate Resorts LLC, Series 2017-1A, Class B, 4.05%,
	12/20/30 (144A)	1,188,908

The accompanying notes are an integral part of these financial statements.
40 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	ASSET BACKED SECURITIES — (continued)
2,821,938	Westgate Resorts LLC, Series 2018-1A, Class B, 3.58%,
	12/20/31 (144A)	$ 2,796,416
437,510	Westgate Resorts LLC, Series 2018-1A, Class C, 4.1%,
	12/20/31 (144A)	431,189
2,404,675	Westgate Resorts LLC, Series 2020-1A, Class A, 2.713%,
	3/20/34 (144A)	2,445,602
2,885,611	Westgate Resorts LLC, Series 2020-1A, Class C, 6.213%,
	3/20/34 (144A)	3,004,969
9,114(a)	Wilshire Mortgage Loan Trust, Series 1997-2, Class A6,
	0.428% (1 Month USD LIBOR + 28 bps), 5/25/28	9,017
	TOTAL ASSET BACKED SECURITIES
	(Cost $1,566,949,488)	$1,562,355,864
	COLLATERALIZED MORTGAGE OBLIGATIONS —
	14.5% of Net Assets
113,805(a)	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A2,
	0.988% (1 Month USD LIBOR + 84 bps), 1/25/35	$ 113,657
345,224(a)	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3,
	0.848% (1 Month USD LIBOR + 70 bps), 1/25/35	345,316
170,292(a)	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A4,
	0.988% (1 Month USD LIBOR + 84 bps), 1/25/35	170,291
90,732(b)	Bear Stearns Mortgage Securities, Inc., Series 1997-6,
	Class 3B1, 3.219%, 6/25/30	92,066
8,800,885(a)	Bellemeade Re, Ltd., Series 2017-1, Class M2, 3.498%
	(1 Month USD LIBOR + 335 bps), 10/25/27 (144A)	8,598,794
6,533,876(a)	Bellemeade Re, Ltd., Series 2018-1A, Class M1B, 1.748%
	(1 Month USD LIBOR + 160 bps), 4/25/28 (144A)	6,469,584
2,319,316(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M1B, 1.998%
	(1 Month USD LIBOR + 185 bps), 10/25/28 (144A)	2,302,762
6,125,000(a)	Bellemeade Re, Ltd., Series 2018-3A, Class M2, 2.898%
	(1 Month USD LIBOR + 275 bps), 10/25/28 (144A)	5,899,002
8,448(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1A, 1.448%
	(1 Month USD LIBOR + 130 bps), 3/25/29 (144A)	8,446
5,290,000(a)	Bellemeade Re, Ltd., Series 2019-1A, Class M1B, 1.898%
	(1 Month USD LIBOR + 175 bps), 3/25/29 (144A)	5,283,802
2,800,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class B1, 2.648%
	(1 Month USD LIBOR + 250 bps), 7/25/29 (144A)	2,482,943
10,671,000(a)	Bellemeade Re, Ltd., Series 2019-3A, Class M1B, 1.748%
	(1 Month USD LIBOR + 160 bps), 7/25/29 (144A)	10,434,725
10,150,000(a)	Bellemeade Re, Ltd., Series 2019-4A, Class M1B, 2.175%
	(1 Month USD LIBOR + 200 bps), 10/25/29 (144A)	9,825,114
3,250,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1B, 3.348%
	(1 Month USD LIBOR + 320 bps), 8/26/30 (144A)	3,274,050
3,250,000(a)	Bellemeade Re, Ltd., Series 2020-2A, Class M1C, 4.148%
	(1 Month USD LIBOR + 400 bps), 8/26/30 (144A)	3,253,872
6,322,026(a)	Brass NO 8 Plc, Series 8A, Class A1, 0.98% (3 Month USD
	LIBOR + 70 bps), 11/16/66 (144A)	6,203,216

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 41

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
628	Citicorp Mortgage Securities REMIC Pass-Through
	Certificates Trust, Series 2005-4, Class 2A1,
	5.0%, 7/25/20	$ 642
19,447,151(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class M2, 2.298% (1 Month USD LIBOR +
	215 bps), 11/25/39 (144A)	17,413,695
8,620,653(a)	Connecticut Avenue Securities Trust, Series 2019-R01,
	Class 2M2, 2.598% (1 Month USD LIBOR +
	245 bps), 7/25/31 (144A)	8,566,672
3,302,761(a)	Connecticut Avenue Securities Trust, Series 2020-R01,
	Class 1M1, 0.948% (1 Month USD LIBOR +
	80 bps), 1/25/40 (144A)	3,289,055
704,434(a)	Connecticut Avenue Securities Trust, Series 2020-R02,
	Class 2M1, 0.898% (1 Month USD LIBOR +
	75 bps), 1/25/40 (144A)	702,644
64,888(a)	CSFB Mortgage-Backed Pass-Through Certificates,
	Series 2004-AR5, Class 11A2, 0.888% (1 Month USD
	LIBOR + 74 bps), 6/25/34	63,871
755,465(b)	Deephaven Residential Mortgage Trust, Series 2018-3A,
	Class A1, 3.789%, 8/25/58 (144A)	757,831
766,664(a)	Deer Creek CLO, Ltd., Series 2017-1A, Class X, 1.272%
	(3 Month USD LIBOR + 100 bps), 10/20/30 (144A)	766,654
3,451,610(a)	Eagle Re, Ltd., Series 2018-1, Class M1, 1.875%
	(1 Month USD LIBOR + 170 bps), 11/25/28 (144A)	3,444,482
6,292,367(a)	Eagle Re, Ltd., Series 2019-1, Class M1B, 1.948%
	(1 Month USD LIBOR + 180 bps), 4/25/29 (144A)	6,250,901
11,364,000(a)	Eagle Re, Ltd., Series 2020-1, Class M1A, 1.048%
	(1 Month USD LIBOR + 90 bps), 1/25/30 (144A)	11,277,177
4,437,547(a)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C02, Class 1M2, 6.148% (1 Month USD LIBOR +
	600 bps), 9/25/28	4,696,010
9,304,664(a)	Fannie Mae Connecticut Avenue Securities, Series
	2016-C03, Class 2M2, 6.048% (1 Month USD LIBOR +
	590 bps), 10/25/28	9,829,621
4,610,305(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C01, Class 1M2, 3.698% (1 Month USD LIBOR +
	355 bps), 7/25/29	4,742,653
3,682,149(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C05, Class 1M2, 2.348% (1 Month USD LIBOR +
	220 bps), 1/25/30	3,631,263
10,526,604(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C05, Class 1M2B, 2.348% (1 Month USD LIBOR +
	220 bps), 1/25/30	10,441,155
1,238,764(a)	Fannie Mae Connecticut Avenue Securities, Series
	2017-C07, Class 1M2A, 2.548% (1 Month USD LIBOR +
	240 bps), 5/25/30	1,238,400
8,783,028(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C04, Class 2M2, 2.698% (1 Month USD LIBOR +
	255 bps), 12/25/30	8,626,589

The accompanying notes are an integral part of these financial statements.
42 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
11,106,269(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C05, Class 1M2, 2.498% (1 Month USD LIBOR +
	235 bps), 1/25/31	$ 10,893,647
5,115,879(a)	Fannie Mae Connecticut Avenue Securities, Series
	2018-C06, Class 1M2, 2.148% (1 Month USD LIBOR +
	200 bps), 3/25/31	5,025,219
250,806(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	1695, Class EG, 1.212% (1 Month USD LIBOR +
	105 bps), 3/15/24	252,409
140,921(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2106, Class F, 0.602% (1 Month USD LIBOR +
	45 bps), 12/15/28	141,220
86,397(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2122, Class FD, 0.502% (1 Month USD LIBOR +
	35 bps), 2/15/29	84,508
29,319(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2156, Class FQ, 0.502% (1 Month USD LIBOR +
	35 bps), 5/15/29	28,906
166,572(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2186, Class FY, 0.752% (1 Month USD LIBOR +
	60 bps), 4/15/28	167,402
37,486(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2368, Class AF, 1.102% (1 Month USD LIBOR +
	95 bps), 10/15/31	38,159
40,323(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2377, Class FE, 0.752% (1 Month USD LIBOR +
	60 bps), 11/15/31	40,622
105,789(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2411, Class FR, 0.752% (1 Month USD LIBOR +
	60 bps), 6/15/31	106,547
77,991(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2432, Class FH, 0.852% (1 Month USD LIBOR +
	70 bps), 3/15/32	78,889
219,077(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2439, Class F, 1.152% (1 Month USD LIBOR +
	100 bps), 3/15/32	223,604
304,847(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2470, Class AF, 1.152% (1 Month USD LIBOR +
	100 bps), 3/15/32	311,114
185,095(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2471, Class FD, 1.152% (1 Month USD LIBOR +
	100 bps), 3/15/32	188,920
48,943(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2498, Class FQ, 0.752% (1 Month USD LIBOR +
	60 bps), 9/15/32	49,319
82,621(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2543, Class EF, 0.502% (1 Month USD LIBOR +
	35 bps), 12/15/32	82,573

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 43

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
359,385(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2551, Class FD, 0.552% (1 Month USD LIBOR +
	40 bps), 1/15/33	$ 361,778
216,689(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2567, Class FJ, 0.552% (1 Month USD LIBOR +
	40 bps), 2/15/33	216,904
102,425(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2577, Class FA, 0.702% (1 Month USD LIBOR +
	55 bps), 2/15/33	103,075
8,199(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2585, Class FD, 0.652% (1 Month USD LIBOR +
	50 bps), 12/15/32	8,236
114,586(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2614, Class FV, 1.655% (1 Month USD LIBOR +
	150 bps), 5/15/33	118,160
170,743(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2631, Class FC, 0.552% (1 Month USD LIBOR +
	40 bps), 6/15/33	171,898
13(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2647, Class XF, 0.402% (1 Month USD LIBOR +
	25 bps), 7/15/21	13
103,944(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2711, Class FA, 1.152% (1 Month USD LIBOR +
	100 bps), 11/15/33	105,813
184,776(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2916, Class NF, 0.402% (1 Month USD LIBOR +
	25 bps), 1/15/35	184,873
335,806(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	2976, Class LF, 0.492% (1 Month USD LIBOR +
	34 bps), 5/15/35	337,036
157,816(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3012, Class FE, 0.402% (1 Month USD LIBOR +
	25 bps), 8/15/35	157,875
108,090(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3042, Class PF, 0.402% (1 Month USD LIBOR +
	25 bps), 8/15/35	108,155
63,962(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3067, Class FA, 0.502% (1 Month USD LIBOR +
	35 bps), 11/15/35	64,226
69,106(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3102, Class FG, 0.452% (1 Month USD LIBOR +
	30 bps), 1/15/36	69,236
90,092(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3117, Class EF, 0.502% (1 Month USD LIBOR +
	35 bps), 2/15/36	90,373
292,909(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3117, Class FE, 0.452% (1 Month USD LIBOR +
	30 bps), 2/15/36	293,333

The accompanying notes are an integral part of these financial statements.
44 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
195,638(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3122, Class FP, 0.452% (1 Month USD LIBOR +
	30 bps), 3/15/36	$ 196,047
120,635(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3147, Class PF, 0.452% (1 Month USD LIBOR +
	30 bps), 4/15/36	120,883
297,636(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3173, Class FC, 0.572% (1 Month USD LIBOR +
	42 bps), 6/15/36	299,208
539,168(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3175, Class FE, 0.462% (1 Month USD LIBOR +
	31 bps), 6/15/36	538,563
350,051(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3181, Class HF, 0.652% (1 Month USD LIBOR +
	50 bps), 7/15/36	353,679
16,645(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3191, Class FE, 0.552% (1 Month USD LIBOR +
	40 bps), 7/15/36	16,746
244,553(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3221, Class FW, 0.572% (1 Month USD LIBOR +
	42 bps), 9/15/36	247,168
73,577(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3222, Class FN, 0.552% (1 Month USD LIBOR +
	40 bps), 9/15/36	73,928
250,574(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3239, Class EF, 0.502% (1 Month USD LIBOR +
	35 bps), 11/15/36	251,692
130,820(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3239, Class FB, 0.502% (1 Month USD LIBOR +
	35 bps), 11/15/36	131,405
210,969(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3247, Class FA, 0.402% (1 Month USD LIBOR +
	25 bps), 8/15/36	211,077
502,169(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3266, Class F, 0.452% (1 Month USD LIBOR +
	30 bps), 1/15/37	502,577
184,897(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3307, Class FT, 0.392% (1 Month USD LIBOR +
	24 bps), 7/15/34	184,755
30,339(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3315, Class F, 0.492% (1 Month USD LIBOR +
	34 bps), 5/15/37	30,461
435,659(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3373, Class FB, 0.732% (1 Month USD LIBOR +
	58 bps), 10/15/37	441,634
68,455(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3376, Class FM, 0.772% (1 Month USD LIBOR +
	62 bps), 10/15/37	69,503

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 45

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
22,544(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3560, Class FA, 1.402% (1 Month USD LIBOR +
	125 bps), 5/15/37	$ 23,389
258,805(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3610, Class FA, 0.852% (1 Month USD LIBOR +
	70 bps), 12/15/39	262,416
133,015(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3708, Class PF, 0.502% (1 Month USD LIBOR +
	35 bps), 7/15/40	133,400
5,359	Federal Home Loan Mortgage Corp. REMICS, Series
	3760, Class KH, 2.0%, 11/15/20	5,359
38,998(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3767, Class JF, 0.452% (1 Month USD LIBOR +
	30 bps), 2/15/39	39,044
797(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3780, Class FE, 0.552% (1 Month USD LIBOR +
	40 bps), 12/15/20	797
73,054(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3784, Class F, 0.552% (1 Month USD LIBOR +
	40 bps), 7/15/23	72,866
18,856(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3792, Class DF, 0.552% (1 Month USD LIBOR +
	40 bps), 11/15/40	18,748
29,249(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3867, Class FD, 0.502% (1 Month USD LIBOR +
	35 bps), 5/15/41	29,361
82,469(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3914, Class LF, 0.352% (1 Month USD LIBOR +
	20 bps), 8/15/26	82,118
59,168(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3960, Class FB, 0.452% (1 Month USD LIBOR +
	30 bps), 2/15/30	59,142
178,551(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3970, Class GF, 0.452% (1 Month USD LIBOR +
	30 bps), 9/15/26	178,418
333,626(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	3982, Class FL, 0.702% (1 Month USD LIBOR +
	55 bps), 12/15/39	335,467
142,888(a)	Federal Home Loan Mortgage Corp. REMICS, Series
	4056, Class QF, 0.502% (1 Month USD LIBOR +
	35 bps), 12/15/41	143,248
135,357(a)	Federal Home Loan Mortgage Corp. Strips, Series 237,
	Class F14, 0.552% (1 Month USD LIBOR +
	40 bps), 5/15/36	135,349
116,687(a)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F29, 0.402% (1 Month USD LIBOR +
	25 bps), 8/15/36	116,625
504,444(a)	Federal Home Loan Mortgage Corp. Strips, Series 239,
	Class F30, 0.452% (1 Month USD LIBOR +
	30 bps), 8/15/36	501,854

The accompanying notes are an integral part of these financial statements.
46 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
153,602(a)	Federal Home Loan Mortgage Corp. Strips, Series 244,
	Class F22, 0.502% (1 Month USD LIBOR +
	35 bps), 12/15/36	$ 154,049
6,434(a)	Federal National Mortgage Association REMICS, Series
	1991-124, Class FA, 1.048% (1 Month USD LIBOR +
	90 bps), 9/25/21	6,430
21,101(a)	Federal National Mortgage Association REMICS, Series
	1993-230, Class FA, 0.775% (1 Month USD LIBOR +
	60 bps), 12/25/23	20,996
55,423(a)	Federal National Mortgage Association REMICS, Series
	1993-247, Class FA, 2.053% (11th District
	Cost of Funds Index + 140 bps), 12/25/23	56,204
55,423(a)	Federal National Mortgage Association REMICS, Series
	1993-247, Class FE, 1.148% (1 Month USD LIBOR +
	100 bps), 12/25/23	55,847
109,037(a)	Federal National Mortgage Association REMICS, Series
	1994-40, Class FC, 0.648% (1 Month USD LIBOR +
	50 bps), 3/25/24	110,101
16,868(a)	Federal National Mortgage Association REMICS, Series
	1997-46, Class FA, 0.65% (1 Month USD LIBOR +
	50 bps), 7/18/27	16,716
44,245(a)	Federal National Mortgage Association REMICS, Series
	1998-21, Class F, 0.5% (1 Year CMT Index +
	35 bps), 3/25/28	44,012
2,239(a)	Federal National Mortgage Association REMICS, Series
	1999-49, Class FB, 0.648% (1 Month USD LIBOR +
	50 bps), 3/25/23	2,236
36,109(a)	Federal National Mortgage Association REMICS, Series
	2000-47, Class FD, 0.698% (1 Month USD LIBOR +
	55 bps), 12/25/30	36,310
141,244(a)	Federal National Mortgage Association REMICS, Series
	2001-35, Class F, 0.748% (1 Month USD LIBOR +
	60 bps), 7/25/31	142,282
58,339(a)	Federal National Mortgage Association REMICS, Series
	2001-37, Class F, 0.648% (1 Month USD LIBOR +
	50 bps), 8/25/31	58,551
291,882(a)	Federal National Mortgage Association REMICS, Series
	2001-50, Class FQ, 0.748% (1 Month USD LIBOR +
	60 bps), 11/25/31	294,028
128,428(a)	Federal National Mortgage Association REMICS, Series
	2001-65, Class F, 0.748% (1 Month USD LIBOR +
	60 bps), 11/25/31	129,372
89,437(a)	Federal National Mortgage Association REMICS, Series
	2001-69, Class FA, 0.748% (1 Month USD LIBOR +
	60 bps), 7/25/31	90,097
260,842(a)	Federal National Mortgage Association REMICS, Series
	2001-72, Class FB, 1.048% (1 Month USD LIBOR +
	90 bps), 12/25/31	265,254

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 47

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
67,591(a)	Federal National Mortgage Association REMICS, Series
	2001-81, Class FL, 0.8% (1 Month USD LIBOR +
	65 bps), 1/18/32	$ 68,100
116,645(a)	Federal National Mortgage Association REMICS, Series
	2002-1, Class FC, 0.848% (1 Month USD LIBOR +
	70 bps), 1/25/32	117,913
358,697(a)	Federal National Mortgage Association REMICS, Series
	2002-13, Class FD, 1.048% (1 Month USD LIBOR +
	90 bps), 3/25/32	363,568
250,048(a)	Federal National Mortgage Association REMICS, Series
	2002-34, Class FA, 0.65% (1 Month USD LIBOR +
	50 bps), 5/18/32	251,615
180,564(a)	Federal National Mortgage Association REMICS, Series
	2002-56, Class FN, 1.148% (1 Month USD LIBOR +
	100 bps), 7/25/32	184,380
25,296(a)	Federal National Mortgage Association REMICS, Series
	2002-58, Class FD, 0.748% (1 Month USD LIBOR +
	60 bps), 8/25/32	25,492
111,443(a)	Federal National Mortgage Association REMICS, Series
	2002-77, Class F, 0.748% (1 Month USD LIBOR +
	60 bps), 12/25/32	112,853
86,760(a)	Federal National Mortgage Association REMICS, Series
	2002-82, Class FB, 0.648% (1 Month USD LIBOR +
	50 bps), 12/25/32	87,143
110,339(a)	Federal National Mortgage Association REMICS, Series
	2002-90, Class FH, 0.648% (1 Month USD LIBOR +
	50 bps), 9/25/32	110,820
56,485(a)	Federal National Mortgage Association REMICS, Series
	2002-92, Class FB, 0.798% (1 Month USD LIBOR +
	65 bps), 4/25/30	56,985
125,331(a)	Federal National Mortgage Association REMICS, Series
	2002-93, Class FH, 0.648% (1 Month USD LIBOR +
	50 bps), 1/25/33	126,615
102,304(a)	Federal National Mortgage Association REMICS, Series
	2003-7, Class FA, 0.898% (1 Month USD LIBOR +
	75 bps), 2/25/33	103,642
201,212(a)	Federal National Mortgage Association REMICS, Series
	2003-8, Class FJ, 0.498% (1 Month USD LIBOR +
	35 bps), 2/25/33	201,125
308,916(a)	Federal National Mortgage Association REMICS, Series
	2003-31, Class FM, 0.648% (1 Month USD LIBOR +
	50 bps), 4/25/33	312,124
140,882(a)	Federal National Mortgage Association REMICS, Series
	2003-42, Class JF, 0.648% (1 Month USD LIBOR +
	50 bps), 5/25/33	141,528
76,612(a)	Federal National Mortgage Association REMICS, Series
	2003-49, Class FY, 0.548% (1 Month USD LIBOR +
	40 bps), 6/25/23	76,570

The accompanying notes are an integral part of these financial statements.
48 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
210,869(a)	Federal National Mortgage Association REMICS, Series
	2003-107, Class FD, 0.648% (1 Month USD LIBOR +
	50 bps), 11/25/33	$ 211,959
185,052(a)	Federal National Mortgage Association REMICS, Series
	2004-52, Class FW, 0.548% (1 Month USD LIBOR +
	40 bps), 7/25/34	186,076
53,346(a)	Federal National Mortgage Association REMICS, Series
	2004-54, Class FN, 0.598% (1 Month USD LIBOR +
	45 bps), 7/25/34	53,743
438,271(a)	Federal National Mortgage Association REMICS, Series
	2004-79, Class FM, 0.448% (1 Month USD LIBOR +
	30 bps), 11/25/24	438,026
38,154(a)	Federal National Mortgage Association REMICS, Series
	2004-91, Class HF, 0.448% (1 Month USD LIBOR +
	30 bps), 11/25/34	38,214
193,857(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class KT, 0.448% (1 Month USD LIBOR +
	30 bps), 10/25/35	194,283
255,944(a)	Federal National Mortgage Association REMICS, Series
	2005-83, Class LF, 0.458% (1 Month USD LIBOR +
	31 bps), 2/25/35	256,401
38,714(a)	Federal National Mortgage Association REMICS, Series
	2006-11, Class FB, 0.448% (1 Month USD LIBOR +
	30 bps), 3/25/36	38,904
115,522(a)	Federal National Mortgage Association REMICS, Series
	2006-33, Class FH, 0.498% (1 Month USD LIBOR +
	35 bps), 5/25/36	115,846
331,154(a)	Federal National Mortgage Association REMICS, Series
	2006-34, Class FA, 0.458% (1 Month USD LIBOR +
	31 bps), 5/25/36	331,910
229,020(a)	Federal National Mortgage Association REMICS, Series
	2006-42, Class CF, 0.598% (1 Month USD LIBOR +
	45 bps), 6/25/36	230,795
91,414(a)	Federal National Mortgage Association REMICS, Series
	2006-56, Class FC, 0.438% (1 Month USD LIBOR +
	29 bps), 7/25/36	91,562
33,984(a)	Federal National Mortgage Association REMICS, Series
	2006-70, Class BF, 0.698% (1 Month USD LIBOR +
	55 bps), 8/25/36	34,355
72,044(a)	Federal National Mortgage Association REMICS, Series
	2006-82, Class F, 0.718% (1 Month USD LIBOR +
	57 bps), 9/25/36	72,977
111,604(a)	Federal National Mortgage Association REMICS, Series
	2006-104, Class GF, 0.468% (1 Month USD LIBOR +
	32 bps), 11/25/36	112,017
44,711(a)	Federal National Mortgage Association REMICS, Series
	2006-115, Class BF, 0.388% (1 Month USD LIBOR +
	24 bps), 12/25/36	44,667

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 49

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
140,464(a)	Federal National Mortgage Association REMICS, Series
	2007-2, Class FT, 0.398% (1 Month USD LIBOR +
	25 bps), 2/25/37	$ 141,045
168,056(a)	Federal National Mortgage Association REMICS, Series
	2007-7, Class FJ, 0.348% (1 Month USD LIBOR +
	20 bps), 2/25/37	167,719
63,993(a)	Federal National Mortgage Association REMICS, Series
	2007-13, Class FA, 0.398% (1 Month USD LIBOR +
	25 bps), 3/25/37	63,913
150,575(a)	Federal National Mortgage Association REMICS, Series
	2007-41, Class FA, 0.548% (1 Month USD LIBOR +
	40 bps), 5/25/37	151,315
270,198(a)	Federal National Mortgage Association REMICS, Series
	2007-50, Class FN, 0.388% (1 Month USD LIBOR +
	24 bps), 6/25/37	269,971
25,243(a)	Federal National Mortgage Association REMICS, Series
	2007-57, Class FA, 0.378% (1 Month USD LIBOR +
	23 bps), 6/25/37	25,239
73,354(a)	Federal National Mortgage Association REMICS, Series
	2007-58, Class FA, 0.398% (1 Month USD LIBOR +
	25 bps), 6/25/37	73,267
72,952(a)	Federal National Mortgage Association REMICS, Series
	2007-66, Class FB, 0.548% (1 Month USD LIBOR +
	40 bps), 7/25/37	73,210
236,008(a)	Federal National Mortgage Association REMICS, Series
	2007-85, Class FG, 0.648% (1 Month USD LIBOR +
	50 bps), 9/25/37	238,493
299,238(a)	Federal National Mortgage Association REMICS, Series
	2007-91, Class FB, 0.748% (1 Month USD LIBOR +
	60 bps), 10/25/37	303,567
112,413(a)	Federal National Mortgage Association REMICS, Series
	2007-92, Class OF, 0.718% (1 Month USD LIBOR +
	57 bps), 9/25/37	113,726
64,196(a)	Federal National Mortgage Association REMICS, Series
	2007-93, Class FD, 0.698% (1 Month USD LIBOR +
	55 bps), 9/25/37	64,876
28,232(a)	Federal National Mortgage Association REMICS, Series
	2007-98, Class FD, 0.598% (1 Month USD LIBOR +
	45 bps), 6/25/37	28,427
39,504(a)	Federal National Mortgage Association REMICS, Series
	2007-100, Class YF, 0.698% (1 Month USD LIBOR +
	55 bps), 10/25/37	40,158
47,767(a)	Federal National Mortgage Association REMICS, Series
	2007-103, Class AF, 1.148% (1 Month USD LIBOR +
	100 bps), 3/25/37	49,044
51,889(a)	Federal National Mortgage Association REMICS, Series
	2007-110, Class FA, 0.768% (1 Month USD LIBOR +
	62 bps), 12/25/37	52,607

The accompanying notes are an integral part of these financial statements.
50 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
43,000(a)	Federal National Mortgage Association REMICS, Series
	2008-6, Class FA, 0.848% (1 Month USD LIBOR +
	70 bps), 2/25/38	$ 43,659
179,012(a)	Federal National Mortgage Association REMICS, Series
	2008-88, Class FA, 1.368% (1 Month USD LIBOR +
	122 bps), 10/25/38	185,164
63,573(a)	Federal National Mortgage Association REMICS, Series
	2009-113, Class FB, 0.698% (1 Month USD LIBOR +
	55 bps), 1/25/40	64,191
33	Federal National Mortgage Association REMICS, Series
	2010-17, Class DE, 3.5%, 6/25/21	33
121(a)	Federal National Mortgage Association REMICS, Series
	2010-38, Class F, 0.448% (1 Month USD LIBOR +
	30 bps), 4/25/25	121
65,803(a)	Federal National Mortgage Association REMICS, Series
	2010-43, Class FD, 0.748% (1 Month USD LIBOR +
	60 bps), 5/25/40	66,679
116,506(a)	Federal National Mortgage Association REMICS, Series
	2010-43, Class IF, 0.648% (1 Month USD LIBOR +
	50 bps), 5/25/40	115,650
591	Federal National Mortgage Association REMICS, Series
	2010-112, Class AE, 2.0%, 10/25/25	591
163,636(a)	Federal National Mortgage Association REMICS, Series
	2011-19, Class FM, 0.698% (1 Month USD LIBOR +
	55 bps), 5/25/40	164,163
173,298(a)	Federal National Mortgage Association REMICS, Series
	2012-40, Class PF, 0.648% (1 Month USD LIBOR +
	50 bps), 4/25/42	174,991
1,473,530(a)	Federal National Mortgage Association Trust, Series
	2003-W6, Class F, 0.525% (1 Month USD LIBOR +
	35 bps), 9/25/42	1,478,111
642,944(a)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 2AF, 0.368% (1 Month USD LIBOR +
	22 bps), 3/25/45	640,509
49,262(b)	Federal National Mortgage Association Trust, Series
	2005-W3, Class 3A, 3.788%, 4/25/45	53,643
76,095(b)	Federal National Mortgage Association Trust, Series
	2005-W4, Class 3A, 4.382%, 6/25/45	81,113
595,181(a)	Federal National Mortgage Association Whole Loan,
	Series 2007-W1, Class 1AF1, 0.408% (1 Month USD
	LIBOR + 26 bps), 11/25/46	587,901
3,780,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-DNA4,
	Class M2, 3.898% (1 Month USD LIBOR +
	375 bps), 8/25/50 (144A)	3,825,589
3,915,673(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M1, 1.248% (1 Month USD LIBOR +
	110 bps), 3/25/50 (144A)	3,911,759

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 51

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,470,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA2,
	Class M2, 3.248% (1 Month USD LIBOR +
	310 bps), 3/25/50 (144A)	$ 8,342,651
9,850,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA3,
	Class M2, 3.748% (1 Month USD LIBOR +
	360 bps), 7/25/50 (144A)	9,899,322
4,090,000(a)	Freddie Mac Stacr Remic Trust, Series 2020-HQA4,
	Class M2, 3.302% (1 Month USD LIBOR +
	315 bps), 9/25/50 (144A)	4,100,948
14,263,814(a)	Freddie Mac Stacr Trust, Series 2019-HRP1, Class M2,
	1.548% (1 Month USD LIBOR + 140 bps),
	2/25/49 (144A)	13,264,194
1,954,772(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2015-DNA1, Class M3, 3.448% (1 Month
	USD LIBOR + 330 bps), 10/25/27	1,989,173
10,973,928(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2015-DNA3, Class M3, 4.848% (1 Month
	USD LIBOR + 470 bps), 4/25/28	11,413,950
14,021,936(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA1, Class M3, 5.725% (1 Month
	USD LIBOR + 555 bps), 7/25/28	14,861,501
9,595,001(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA2, Class M3, 4.798% (1 Month
	USD LIBOR + 465 bps), 10/25/28	9,967,440
14,034,877(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA3, Class M3, 5.148% (1 Month
	USD LIBOR + 500 bps), 12/25/28	14,475,331
14,406,074(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-DNA4, Class M3, 3.948% (1 Month
	USD LIBOR + 380 bps), 3/25/29	14,911,095
310,506(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2016-HQA3, Class M2, 1.498% (1 Month
	USD LIBOR + 135 bps), 3/25/29	310,506
1,400,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-DNA2, Class M2, 3.598% (1 Month
	USD LIBOR + 345 bps), 10/25/29	1,440,529
3,360,000(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-DNA3, Class M2, 2.648% (1 Month
	USD LIBOR + 250 bps), 3/25/30	3,389,709
4,296,051(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HQA1, Class M2, 3.698% (1 Month
	USD LIBOR + 355 bps), 8/25/29	4,420,780
6,258,238(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class M2, 2.598% (1 Month
	USD LIBOR + 245 bps), 12/25/42	5,929,191
1,030,188(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2017-HRP1, Class M2D, 1.398% (1 Month
	USD LIBOR + 125 bps), 12/25/42	950,230

The accompanying notes are an integral part of these financial statements.
52 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
7,954,219(a)	Freddie Mac Structured Agency Credit Risk Debt
	Notes, Series 2018-HQA1, Class M2, 2.448% (1 Month
	USD LIBOR + 230 bps), 9/25/30	$ 7,824,139
2,960,733(a)	Gosforth Funding Plc, Series 2018-1A, Class A1, 0.7%
	(3 Month USD LIBOR + 45 bps), 8/25/60 (144A)	2,961,900
100,870(a)	Government National Mortgage Association, Series
	2003-7, Class FB, 0.352% (1 Month USD LIBOR +
	20 bps), 1/16/33	100,541
414,221(a)	Government National Mortgage Association, Series
	2005-3, Class FC, 0.402% (1 Month USD LIBOR +
	25 bps), 1/16/35	413,882
384,950(a)	Government National Mortgage Association, Series
	2005-16, Class FA, 0.406% (1 Month USD LIBOR +
	25 bps), 2/20/35	384,631
130,136(a)	Government National Mortgage Association, Series
	2008-69, Class FA, 0.656% (1 Month USD LIBOR +
	50 bps), 8/20/38	130,369
132,530(a)	Government National Mortgage Association, Series
	2009-66, Class UF, 1.152% (1 Month USD LIBOR +
	100 bps), 8/16/39	135,683
461,082(a)	Government National Mortgage Association, Series
	2009-88, Class MF, 0.756% (1 Month USD LIBOR +
	60 bps), 7/20/39	462,038
100,758(a)	Government National Mortgage Association, Series
	2009-92, Class FJ, 0.832% (1 Month USD LIBOR +
	68 bps), 10/16/39	101,971
2,035,377(a)	Holmes Master Issuer Plc, Series 2018-2A, Class A2,
	0.695% (3 Month USD LIBOR + 42 bps),
	10/15/54 (144A)	2,033,275
12,619,800(a)	Home Partners of America Trust, Series 2017-1,
	Class A, 0.968% (1 Month USD LIBOR + 82 bps),
	7/17/34 (144A)	12,573,033
7,200,000(a)	Home Partners of America Trust, Series 2017-1,
	Class B, 1.501% (1 Month USD LIBOR + 135 bps),
	7/17/34 (144A)	7,200,835
3,610,408(a)	Home Re, Ltd., Series 2018-1, Class M1, 1.748%
	(1 Month USD LIBOR + 160 bps), 10/25/28 (144A)	3,564,331
4,464,414(a)	Home Re, Ltd., Series 2019-1, Class M1, 1.798%
	(1 Month USD LIBOR + 165 bps), 5/25/29 (144A)	4,411,837
896,212(a)	HomeBanc Mortgage Trust, Series 2005-3, Class A1,
	0.388% (1 Month USD LIBOR + 24 bps), 7/25/35	896,945
7,023,906(b)	JP Morgan Mortgage Trust, Series 2014-IVR6, Class B1,
	2.532%, 7/25/44 (144A)	7,099,434
3,400,935(b)	JP Morgan Mortgage Trust, Series 2017-4, Class A9,
	3.5%, 11/25/48 (144A)	3,513,878
2,391,441(a)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class A3, 0.898% (1 Month USD LIBOR + 75 bps),
	4/25/46 (144A)	2,316,789

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 53

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
8,325,293(b)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class B1, 2.216%, 4/25/46 (144A)	$ 7,770,946
7,874,259(b)	JP Morgan Mortgage Trust, Series 2018-7FRB,
	Class B2, 2.216%, 4/25/46 (144A)	7,328,534
1,822,852(a)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class AM, 0.648% (1 Month USD LIBOR +
	50 bps), 5/25/33 (144A)	1,782,070
6,807,286(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B1, 0.847%, 5/25/33 (144A)	6,532,458
6,345,470(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B2, 0.847%, 5/25/33 (144A)	6,011,472
4,891,799(b)	JP Morgan Seasoned Mortgage Trust, Series 2014-1,
	Class B3, 0.847%, 5/25/33 (144A)	4,540,679
437,127(a)	JP Morgan Trust, Series 2015-1, Class 1A14, 2.035%
	(1 Month USD LIBOR + 125 bps), 12/25/44 (144A)	441,035
21,098,984(a)	LSTAR Securities Investment Trust, Series 2019-2,
	Class A1, 1.655% (1 Month USD LIBOR +
	150 bps), 4/1/24 (144A)	20,903,411
23,392,238(a)	LSTAR Securities Investment, Ltd., Series 2019-3,
	Class A1, 1.655% (1 Month USD LIBOR +
	150 bps), 4/1/24 (144A)	23,116,184
24,457,111(a)	LSTAR Securities Investment, Ltd., Series 2019-4,
	Class A1, 1.655% (1 Month USD LIBOR +
	150 bps), 5/1/24 (144A)	24,302,985
11,788,590(a)	LSTAR Securities Investment, Ltd., Series 2019-5,
	Class A1, 1.655% (1 Month USD LIBOR +
	150 bps), 11/1/24 (144A)	11,660,631
12,021(b)	Merrill Lynch Mortgage Investors Trust, Series 2003-G,
	Class A3, 2.695%, 1/25/29	11,868
599,489(a)	Merrill Lynch Mortgage Investors Trust, Series 2003-H,
	Class A1, 0.788% (1 Month USD LIBOR +
	64 bps), 1/25/29	588,409
360,132(a)	Merrill Lynch Mortgage Investors Trust, Series 2004-B,
	Class A2, 1.117% (6 Month USD LIBOR +
	54 bps), 5/25/29	351,652
27,173(a)	Merrill Lynch Mortgage Investors Trust, Series 2004-C,
	Class A2B, 1.383% (6 Month USD LIBOR +
	100 bps), 7/25/29	26,378
100,855(b)	Merrill Lynch Mortgage Investors Trust, Series 2004-D,
	Class A3, 2.394%, 9/25/29	98,339
3,022,081(b)	Morgan Stanley Residential Mortgage Loan Trust, Series
	2014-1A, Class A1, 2.709%, 6/25/44 (144A)	3,103,990
2,564,000(b)	Morgan Stanley Residential Mortgage Loan Trust, Series
	2014-1A, Class B4, 2.709%, 6/25/44 (144A)	2,664,200
5,356,955(a)	Oaktown Re II, Ltd., Series 2018-1A, Class M1, 1.698%
	(1 Month USD LIBOR + 155 bps), 7/25/28 (144A)	5,341,062
3,620,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class B1A, 3.648%
	(1 Month USD LIBOR + 350 bps), 7/25/29 (144A)	3,259,664

The accompanying notes are an integral part of these financial statements.
54 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
13,573,000(a)	Oaktown Re III, Ltd., Series 2019-1A, Class M1B,
	2.098% (1 Month USD LIBOR + 195 bps),
	7/25/29 (144A)	$ 13,367,170
5,680,000(a)	Oaktown Re IV Ltd., Series 2020-1A, Class M1B,
	4.898% (1 Month USD LIBOR + 475 bps),
	7/25/30 (144A)	5,680,066
3,504,177(a)	OBX Trust, Series 2019-EXP1, Class 2A1A, 1.098%
	(1 Month USD LIBOR + 95 bps), 1/25/59 (144A)	3,497,640
7,950,000(a)	Pepper I-Prime Trust, Series 2018-2A, Class A1U2,
	0.631% (1 Month USD LIBOR + 48 bps),
	10/13/20 (144A)	7,950,000
1,734,613(a)	Pepper Residential Securities Trust, Series 21A,
	Class A1U, 1.032% (1 Month USD LIBOR +
	88 bps), 1/16/60 (144A)	1,729,253
4,220,679(a)	Pepper Residential Securities Trust No. 22, Series 22A,
	Class A1U, 1.156% (1 Month USD LIBOR +
	100 bps), 6/20/60 (144A)	4,203,081
8,585,111(a)	Pepper Residential Securities Trust No. 25, Series 25A,
	Class A1U, 1.081% (1 Month USD LIBOR +
	93 bps), 3/12/61 (144A)	8,562,223
1,812,500	Permanent Master Issuer Plc, Series 2018-1A,
	Class 1A1, 0.655% (3 Month USD LIBOR +
	38 bps), 7/15/58	1,812,261
741,471(a)	Radnor Re, Ltd., Series 2018-1, Class M1, 1.548%
	(1 Month USD LIBOR + 140 bps), 3/25/28 (144A)	740,111
4,967,751(a)	Radnor Re, Ltd., Series 2019-1, Class M1B, 2.098%
	(1 Month USD LIBOR + 195 bps), 2/25/29 (144A)	4,889,961
17,250,000(a)	Radnor Re, Ltd., Series 2019-2, Class M1B, 1.898%
	(1 Month USD LIBOR + 175 bps), 6/25/29 (144A)	17,112,897
6,000,000(a)	Radnor Re, Ltd., Series 2020-1, Class M1A, 1.098%
	(1 Month USD LIBOR + 95 bps), 2/25/30 (144A)	5,977,835
7,590,000	Radnor Re, Ltd., Series 2020-2, Class M1B, 4.146%,
	(1 Month USD LIBOR + 400 bps), 10/25/30 (144A)	7,590,000
2,740,000	Radnor Re, Ltd., Series 2020-2, Class M1C, 4.746%,
	(1 Month USD LIBOR + 460 bps), 10/25/30 (144A)	2,740,000
1,851,430(a)	RESI Finance LP, Series 2003-CB1, Class B3, 1.606%
	(1 Month USD LIBOR + 145 bps), 6/10/35 (144A)	1,525,521
4,431,095(a)	Resimac MBS Trust, Series 2018-2A, Class A1A,
	1.006% (1 Month USD LIBOR + 85 bps),
	4/10/50 (144A)	4,413,746
810,239(a)	Resimac Premier, Series 2017-1A, Class A1A, 1.101%
	(1 Month USD LIBOR + 95 bps), 9/11/48 (144A)	810,119
1,944,983(a)	Resimac Premier, Series 2018-1A, Class A1, 0.956%
	(1 Month USD LIBOR + 80 bps), 11/10/49 (144A)	1,942,384
9,098,421(a)	Resimac Premier, Series 2019-2A, Class A1, 1.106%
	(1 Month USD LIBOR + 95 bps), 2/10/51 (144A)	9,091,743
4,000,000(a)	Resimac Premier, Series 2020-1A, Class A1A, 1.209%
	(1 Month USD LIBOR + 105 bps), 2/7/52 (144A)	4,000,380

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 55

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COLLATERALIZED MORTGAGE
	OBLIGATIONS — (continued)
4,937,421(b)	RMF Buyout Issuance Trust, Series 2020-1, Class A,
	2.158%, 2/25/30 (144A)	$ 4,942,531
2,000,000(b)	RMF Buyout Issuance Trust, Series 2020-1, Class M1,
	2.332%, 2/25/30 (144A)	2,007,057
4,515,616(b)	RMF Buyout Issuance Trust, Series 2020-2, Class A,
	1.706%, 6/25/30 (144A)	4,521,211
7,247,796(a)	STACR Trust, Series 2018-HRP1, Class B1, 3.898%
	(1 Month USD LIBOR + 375 bps), 4/25/43 (144A)	6,805,917
5,312,005(a)	STACR Trust, Series 2018-HRP1, Class M2, 1.798%
	(1 Month USD LIBOR + 165 bps), 4/25/43 (144A)	5,115,466
4,474,951(a)	STACR Trust, Series 2018-HRP2, Class M2, 1.398%
	(1 Month USD LIBOR + 125 bps), 2/25/47 (144A)	4,349,716
17,605,000(a)	STACR Trust, Series 2018-HRP2, Class M3, 2.548%
	(1 Month USD LIBOR + 240 bps), 2/25/47 (144A)	16,795,740
7,500,000(a)	Starwood Waypoint Homes Trust, Series 2017-1,
	Class B, 1.322% (1 Month USD LIBOR +
	117 bps), 1/17/35 (144A)	7,477,679
10,066,417(a)	Towd Point HE Trust, Series 2019-HE1, Class A1,
	1.048% (1 Month USD LIBOR + 90 bps),
	4/25/48 (144A)	10,027,884
6,344,757(a)	Towd Point HE Trust, Series 2019-HE1, Class M1,
	1.248% (1 Month USD LIBOR + 110 bps),
	4/25/48 (144A)	6,216,675
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $703,886,191)	$ 687,457,356
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — 11.4% of Net Assets
1,542,078(a)	AREIT Trust, Series 2018-CRE2, Class A, 1.132%
	(1 Month USD LIBOR + 98 bps), 11/14/35 (144A)	$ 1,520,988
12,500,000(a)	Austin Fairmont Hotel Trust, Series 2019-FAIR,
	Class E, 2.402% (1 Month USD LIBOR + 225 bps),
	9/15/32 (144A)	10,900,011
8,000,000(a)	BAMLL Commercial Mortgage Securities Trust,
	Series 2019-RLJ, Class C, 1.752% (1 Month USD
	LIBOR + 160 bps), 4/15/36 (144A)	7,554,882
978,591(a)	Bancorp Commercial Mortgage Trust, Series
	2018-CRE4, Class A, 1.052% (1 Month USD LIBOR +
	90 bps), 9/15/35 (144A)	968,596
13,500,000(a)	BHP Trust, Series 2019-BXHP, Class D, 1.924%
	(1 Month USD LIBOR + 177 bps), 8/15/36 (144A)	12,412,259
7,750,000(a)	BTH-13 Mortgage Backed Securities Trust, Series
	2018-13, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 8/18/21 (144A)	7,694,670
5,700,000(a)	BTH-16 Mortgage-Backed Securities Trust, Series
	2018-16, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 8/4/21 (144A)	5,514,174

The accompanying notes are an integral part of these financial statements.
56 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
7,625,000(a)	BTH-21 Mortgage-Backed Securities Trust, Series
	2018-21, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 10/7/21 (144A)	$ 7,571,273
14,500,000(a)	BTH-25 Mortgage-Backed Securities Trust, Series
	2019-25, Class A, 2.656% (1 Month USD LIBOR +
	250 bps), 2/18/21 (144A)	14,393,714
5,884,925(a)	BTH-3 Mortgage-Backed Securities Trust, Series
	2018-3, Class A, 2.655% (1 Month USD LIBOR +
	250 bps), 7/8/21	5,682,381
5,810,000(a)	BX Commercial Mortgage Trust, Series 2018-IND,
	Class D, 1.452% (1 Month USD LIBOR + 130 bps),
	11/15/35 (144A)	5,766,228
15,483,047(a)	BX Commercial Mortgage Trust, Series 2019-XL,
	Class G, 2.452% (1 Month USD LIBOR + 230 bps),
	10/15/36 (144A)	15,231,409
9,300,000(a)	BX Trust, Series 2019-ATL, Class B, 1.539% (1 Month
	USD LIBOR + 139 bps), 10/15/36 (144A)	8,698,419
8,000,000(a)	BXP Trust, Series 2017-CQHP, Class B, 1.252% (1 Month
	USD LIBOR + 110 bps), 11/15/34 (144A)	7,462,407
2,171,167(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL1,
	Class B, 1.302% (1 Month USD LIBOR +
	115 bps), 6/15/31 (144A)	2,129,443
722,572(a)	CG-CCRE Commercial Mortgage Trust, Series 2014-FL2,
	Class A, 2.006% (1 Month USD LIBOR +
	185 bps), 11/15/31 (144A)	676,419
10,000,000(a)	CGDB Commercial Mortgage Trust, Series 2019-MOB,
	Class C, 1.602% (1 Month USD LIBOR +
	145 bps), 11/15/36 (144A)	9,875,453
5,700,000(a)	CGMS Commercial Mortgage Trust, Series 2017-MDRC,
	Class C, 1.452% (1 Month USD LIBOR +
	130 bps), 7/15/30 (144A)	5,372,079
14,935,551(a)	CHC Commercial Mortgage Trust, Series 2019-CHC,
	Class C, 1.902% (1 Month USD LIBOR + 175 bps),
	6/15/34 (144A)	13,943,157
9,500,000(a)	CHT Mortgage Trust, Series 2017-CSMO, Class C,
	1.652% (1 Month USD LIBOR + 150 bps),
	11/15/36 (144A)	9,071,062
8,750,000(a)	Citigroup Commercial Mortgage Trust, Series
	2019-SST2, Class B, 1.252% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	8,518,938
5,500,000(a)	Citigroup Commercial Mortgage Trust, Series
	2019-SST2, Class C, 1.452% (1 Month USD LIBOR +
	130 bps), 12/15/36 (144A)	5,302,014
6,000,000(a)	CLNY Trust, Series 2019-IKPR, Class B, 1.63% (1 Month
	USD LIBOR + 148 bps), 11/15/38 (144A)	5,610,724
2,000,000(a)	CLNY Trust, Series 2019-IKPR, Class E, 2.873% (1 Month
	USD LIBOR + 272 bps), 11/15/38 (144A)	1,689,367

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 57

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
6,750,000(a)	Credit Suisse Commercial Mortgage Securities Corp.,
	Series 2019-SKLZ, Class B, 2.052% (1 Month USD
	LIBOR + 190 bps), 1/15/34 (144A)	$ 6,447,722
10,000,000(a)	Credit Suisse Mortgage Capital Certificates, Series
	2019-ICE4, Class E, 2.302% (1 Month USD LIBOR +
	215 bps), 5/15/36 (144A)	9,861,987
19,750,000(a)	Exantas Capital Corp., Series 2020-RSO8, Class A,
	1.301% (1 Month USD LIBOR + 115 bps),
	3/15/35 (144A)	19,487,284
326,195(a)	FREMF Mortgage Trust, Series 2014-KF03, Class B,
	4.657% (1 Month USD LIBOR + 450 bps),
	1/25/21 (144A)	325,551
1,715,812(a)	FREMF Mortgage Trust, Series 2014-KF05, Class B,
	4.157% (1 Month USD LIBOR + 400 bps),
	9/25/22 (144A)	1,697,616
2,930,828(a)	FREMF Mortgage Trust, Series 2014-KS02, Class B,
	5.157% (1 Month USD LIBOR + 500 bps),
	8/25/23 (144A)	2,648,809
3,907,816(a)	FREMF Mortgage Trust, Series 2018-KI01, Class B,
	2.607% (1 Month USD LIBOR + 245 bps),
	9/25/22 (144A)	3,869,659
2,598,010(a)	GPMT, Ltd., Series 2018-FL1, Class A, 1.056% (1 Month
	USD LIBOR + 90 bps), 11/21/35 (144A)	2,585,035
3,250,000(a)	GPMT, Ltd., Series 2018-FL1, Class AS, 1.356% (1 Month
	USD LIBOR + 120 bps), 11/21/35 (144A)	3,185,081
8,000,000(a)	Great Wolf Trust, Series 2019-WOLF, Class D, 2.085%
	(1 Month USD LIBOR + 193 bps), 12/15/36 (144A)	7,323,121
9,400,000(b)	GS Mortgage Securities Corp. Trust, Series 2016-RENT,
	Class E, 4.202%, 2/10/29 (144A)	9,300,302
3,500,000(a)	GS Mortgage Securities Corp. Trust, Series 2017-STAY,
	Class B, 1.502% (1 Month USD LIBOR +
	135 bps), 7/15/32 (144A)	3,437,369
10,900,000(a)	GS Mortgage Securities Corp. Trust, Series 2018-TWR,
	Class A, 1.052% (1 Month USD LIBOR +
	90 bps), 7/15/31 (144A)	10,656,328
11,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-70P,
	Class D, 1.902% (1 Month USD LIBOR +
	175 bps), 10/15/36 (144A)	10,172,317
7,400,000(a)	GS Mortgage Securities Corp. Trust, Series 2019-SMP,
	Class D, 2.102% (1 Month USD LIBOR +
	195 bps), 8/15/32 (144A)	6,615,403
10,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class A, 1.252% (1 Month USD LIBOR +
	110 bps), 12/15/36 (144A)	9,647,885
9,000,000(a)	GS Mortgage Securities Corp. Trust, Series 2020-DUNE,
	Class E, 2.652% (1 Month USD LIBOR +
	250 bps), 12/15/36 (144A)	7,739,721
4,300,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class A, 1.242% (1 Month USD LIBOR + 109 bps),
	10/15/31 (144A)	4,225,254

The accompanying notes are an integral part of these financial statements.
58 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
9,729,000(a)	GS Mortgage Securities Trust, Series 2018-HART,
	Class B, 1.452% (1 Month USD LIBOR + 130 bps),
	10/15/31 (144A)	$ 9,188,703
8,195,929(a)	HPLY Trust, Series 2019-HIT, Class C, 1.752% (1 Month
	USD LIBOR + 160 bps), 11/15/36 (144A)	7,723,188
4,665,000(a)	InTown Hotel Portfolio Trust, Series 2018-STAY,
	Class A, 0.852% (1 Month USD LIBOR + 70 bps),
	1/15/33 (144A)	4,557,423
4,230,000(a)	InTown Hotel Portfolio Trust, Series 2018-STAY,
	Class B, 1.202% (1 Month USD LIBOR + 105 bps),
	1/15/33 (144A)	4,114,016
11,900,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2017-FL11, Class B, 1.252% (1 Month
	USD LIBOR + 110 bps), 10/15/32 (144A)	11,308,869
7,300,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-PHH, Class B, 2.66% (1 Month USD
	LIBOR + 116 bps), 6/15/35 (144A)	6,507,063
2,800,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class BFL, 1.409% (1 Month
	USD LIBOR + 125 bps), 7/5/33 (144A)	2,747,912
4,000,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2018-WPT, Class CFL, 1.809% (1 Month
	USD LIBOR + 165 bps), 7/5/33 (144A)	3,862,536
3,600,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class C, 1.752% (1 Month
	USD LIBOR + 160 bps), 9/15/29 (144A)	3,435,106
1,650,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-BKWD, Class E, 2.752% (1 Month
	USD LIBOR + 260 bps), 9/15/29 (144A)	1,461,410
10,300,000(a)	JP Morgan Chase Commercial Mortgage Securities
	Trust, Series 2019-MFP, Class E, 2.312% (1 Month
	USD LIBOR + 216 bps), 7/15/36 (144A)	9,667,526
194,615	JPMBB Commercial Mortgage Securities Trust, Series
	2014-C19, Class A2, 3.046%, 4/15/47	195,277
8,050,000(a)	MBRT, Series 2019-MBR, Class B, 1.302% (1 Month USD
	LIBOR + 115 bps), 11/15/36 (144A)	7,609,755
20,000,000(a)	MF1, Ltd., Series 2019-FL2, Class A, 1.278% (1 Month
	USD LIBOR + 113 bps), 12/25/34 (144A)	19,662,660
7,286,627(a)	MMFL Re-REMIC Trust, Series 2019-1, Class A, 1.548%
	(1 Month USD LIBOR + 140 bps), 1/28/24 (144A)	6,721,696
1,757,940(b)	Morgan Stanley Capital I Trust, Series 2007-T25,
	Class AJ, 5.574%, 11/12/49	1,791,005
8,500,000(a)	Morgan Stanley Capital I Trust, Series 2017-ASHF,
	Class B, 1.402% (1 Month USD LIBOR +
	125 bps), 11/15/34 (144A)	7,979,621
8,250,000(a)	Morgan Stanley Capital I Trust, Series 2017-CLS,
	Class C, 1.152% (1 Month USD LIBOR +
	100 bps), 11/15/34 (144A)	8,209,737

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 59

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES — (continued)
9,610,247(a)	Morgan Stanley Capital I Trust, Series 2018-BOP,
	Class B, 1.402% (1 Month USD LIBOR +
	125 bps), 8/15/33 (144A)	$ 9,140,237
7,275,000(a)	Morgan Stanley Capital I Trust, Series 2019-NUGS,
	Class D, 3.3% (1 Month USD LIBOR +
	180 bps), 12/15/36 (144A)	6,825,428
9,709,619(a)	Motel 6 Trust, Series 2017-MTL6, Class C, 1.552%
	(1 Month USD LIBOR + 140 bps), 8/15/34 (144A)	9,465,954
5,220,000(a)	MTRO Commercial Mortgage Trust, Series 2019-TECH,
	Class C, 1.452% (1 Month USD LIBOR +
	130 bps), 12/15/33 (144A)	5,106,889
3,662,523(a)	Natixis Commercial Mortgage Securities Trust, Series
	2018-FL1, Class MCR1, 2.512% (1 Month USD
	LIBOR + 235 bps), 6/15/35 (144A)	3,447,383
11,500,000(a)	Natixis Commercial Mortgage Securities Trust, Series
	2019-MILE, Class B, 1.952% (1 Month USD LIBOR
	+ 180 bps), 7/15/36 (144A)	11,157,048
277,157(a)	NCUA Guaranteed Notes Trust, Series 2011-C1,
	Class 2A, 0.685% (1 Month USD LIBOR +
	53 bps), 3/9/21	276,983
1,070,130(a)	RETL, Series 2019-RVP, Class A, 1.302% (1 Month USD
	LIBOR + 115 bps), 3/15/36 (144A)	1,070,171
6,908,048(a)	SLIDE, Series 2018-FUN, Class B, 1.402% (1 Month USD
	LIBOR + 125 bps), 6/15/31 (144A)	6,456,642
1,547,912(b)	Sutherland Commercial Mortgage Loans, Series
	2017-SBC6, Class A, 3.192%, 5/25/37 (144A)	1,537,843
3,447,172(b)	Sutherland Commercial Mortgage Loans, Series
	2018-SBC7, Class A, 4.72%, 5/25/39 (144A)	3,453,225
4,374,433(a)	Tharaldson Hotel Portfolio Trust, Series 2018-THL,
	Class C, 1.509% (1 Month USD LIBOR +
	135 bps), 11/11/34 (144A)	4,001,303
10,150,000(a)	VMC Finance LLC, Series 2018-FL2, Class B, 1.501%
	(1 Month USD LIBOR + 135 bps), 10/15/35 (144A)	9,554,944
2,164,933(b)	WaMu Commercial Mortgage Securities Trust, Series
	2006-SL1, Class C, 3.153%, 11/23/43 (144A)	2,166,813
12,800,000(a)	Wells Fargo Commercial Mortgage Trust, Series
	2017-SMP, Class C, 1.352% (1 Month USD LIBOR +
	120 bps), 12/15/34 (144A)	11,185,838
17,500,000(a)	XCAL Mortgage Trust, Series 2019-1, Class A, 4.4%
	(1 Month USD LIBOR + 225 bps), 11/6/21 (144A)	17,249,650
14,200,000(a)	XCALI Mortgage Trust, Series 2020-1, Class A, 4.05%
	(1 Month USD LIBOR + 240 bps), 1/22/23 (144A)	13,999,201
13,500,000(a)	XCALI Mortgage Trust, Series 2020-2, Class A, 4.05%
	(1 Month USD LIBOR + 200 bps), 2/7/23 (144A)	13,217,383
	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $563,533,334)	$ 538,842,949

The accompanying notes are an integral part of these financial statements.
60 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	CORPORATE BONDS — 27.2% of Net Assets
	Auto Manufacturers — 2.0%
7,775,000(a)	American Honda Finance Corp., 0.467% (3 Month
	USD LIBOR + 21 bps), 2/12/21	$ 7,779,144
3,960,000(a)	American Honda Finance Corp., 0.613% (3 Month
	USD LIBOR + 37 bps), 5/10/23	3,954,159
9,190,000(a)	American Honda Finance Corp., 0.773% (3 Month
	USD LIBOR + 54 bps), 6/27/22	9,228,587
2,015,000(a)	Ford Motor Credit Co. LLC, 1.146% (3 Month USD
	LIBOR + 88 bps), 10/12/21	1,935,857
6,750,000(a)	Nissan Motor Acceptance Corp., 0.77% (3 Month
	USD LIBOR + 52 bps), 3/15/21 (144A)	6,718,773
6,020,000	Nissan Motor Acceptance Corp., 2.55%, 3/8/21 (144A)	6,051,251
8,889,000(a)	PACCAR Financial Corp., 0.503% (3 Month USD
	LIBOR + 26 bps), 5/10/21	8,899,680
18,160,000(a)	Toyota Motor Credit Corp., 0.546% (3 Month USD
	LIBOR + 28 bps), 4/13/21	18,183,516
14,185,000(a)	Volkswagen Group of America Finance LLC, 1.024%
	(3 Month USD LIBOR + 77 bps), 11/13/20 (144A)	14,194,173
14,245,000(a)	Volkswagen Group of America Finance LLC, 1.083%
	(3 Month USD LIBOR + 86 bps), 9/24/21 (144A)	14,298,785
5,550,000(a)	Volkswagen Group of America Finance LLC, 1.197%
	(3 Month USD LIBOR + 94 bps), 11/12/21 (144A)	5,577,150
	Total Auto Manufacturers	$ 96,821,075
	Automobiles & Components — 0.2%
11,520,000	General Motors Finland, Inc., 4.375%, 9/25/21	$ 11,884,844
	Total Automobiles & Components	$ 11,884,844
	Banks — 14.0%
4,360,000(a)	ABN AMRO Bank NV, 0.821% (3 Month USD LIBOR +
	57 bps), 8/27/21 (144A)	$ 4,377,809
5,650,000	ABN AMRO Bank NV, 3.4%, 8/27/21 (144A)	5,804,556
23,289,000(a)	Bank of America Corp., 1.038% (3 Month USD LIBOR +
	79 bps), 3/5/24	23,389,734
11,209,000(a)	Bank of America Corp., 1.451% (3 Month USD LIBOR +
	118 bps), 10/21/22	11,325,349
2,082,000(a)	Bank of America Corp., 1.692% (3 Month USD LIBOR +
	142 bps), 4/19/21	2,097,592
3,185,000(a)	Bank of Montreal, 0.754% (SOFRRATE +
	68 bps), 3/10/23	3,199,842
3,138,000(a)	Bank of Nova Scotia, 0.712% (3 Month USD LIBOR +
	44 bps), 4/20/21	3,145,391
3,069,000	Bank of Nova Scotia, 2.5%, 1/8/21	3,087,666
2,620,000(a)	Banque Federative du Credit Mutuel SA, 1.232%
	(3 Month USD LIBOR + 96 bps), 7/20/23 (144A)	2,652,185
12,010,000(a)	Banque Federative du Credit Mutuel SA, 1.002%
	(3 Month USD LIBOR + 73 bps), 7/20/22 (144A)	12,106,975

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 61

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
12,008,000(a)	Barclays Plc, 1.71% (3 Month USD LIBOR +
	143 bps), 2/15/23	$ 12,067,760
6,050,000(a)	Barclays Plc, 1.898% (3 Month USD LIBOR +
	163 bps), 1/10/23	6,093,526
18,956,000(a)	BPCE SA, 1.476% (3 Month USD LIBOR + 122 bps),
	5/22/22 (144A)	19,164,654
9,550,000(a)	Capital One NA, 1.063% (3 Month USD LIBOR +
	82 bps), 8/8/22	9,611,954
5,890,000	Capital One NA, 2.95%, 7/23/21	6,004,869
9,095,000(a)	Citibank NA, 0.607% (3 Month USD LIBOR +
	35 bps), 2/12/21	9,103,304
16,729,000(a)	Citigroup, Inc., 1.205% (3 Month USD LIBOR +
	96 bps), 4/25/22	16,891,940
11,141,000(a)	Citigroup, Inc., 1.318% (3 Month USD LIBOR +
	107 bps), 12/8/21	11,243,098
1,620,000(a)	Citigroup, Inc., 1.441% (3 Month USD LIBOR +
	119 bps), 8/2/21	1,634,036
12,180,000(a)	Citigroup, Inc., 1.6% (3 Month USD LIBOR +
	138 bps), 3/30/21	12,255,954
12,733,000	Citigroup, Inc., 2.7%, 3/30/21	12,883,504
2,375,000(a)	Cooperatieve Rabobank UA, 0.675% (3 Month USD
	LIBOR + 43 bps), 4/26/21	2,380,271
2,350,000(a)	Cooperatieve Rabobank UA, 0.753% (3 Month USD
	LIBOR + 48 bps), 1/10/23	2,362,366
5,700,000(a)	Cooperatieve Rabobank UA, 1.103% (3 Month USD
	LIBOR + 83 bps), 1/10/22	5,747,361
9,410,000(a)	Credit Suisse Group AG, 1.449% (3 Month USD LIBOR +
	120 bps), 12/14/23 (144A)	9,492,726
14,947,000(a)	Credit Suisse Group Funding Guernsey, Ltd., 2.562%
	(3 Month USD LIBOR + 229 bps), 4/16/21	15,120,176
16,950,000	Credit Suisse Group Funding Guernsey, Ltd.,
	3.125%, 12/10/20	17,038,140
4,002,000	Danske Bank, Inc., 2.7%, 3/2/22 (144A)	4,122,158
1,845,000	Discover Bank, 3.2%, 8/9/21	1,882,125
10,300,000(a)	DNB Bank ASA, 0.861% (3 Month USD LIBOR +
	62 bps), 12/2/22 (144A)	10,376,898
10,265,000(a)	Federation des Caisses Desjardins du Quebec, 0.598%
	(3 Month USD LIBOR + 33 bps), 10/30/20 (144A)	10,268,022
5,000,000(a)	Goldman Sachs Group, Inc., 1.006% (3 Month USD
	LIBOR + 75 bps), 2/23/23	5,016,191
4,425,000(a)	Goldman Sachs Group, Inc., 1.355% (3 Month USD
	LIBOR + 111 bps), 4/26/22	4,443,304
1,000,000(a)	Goldman Sachs Group, Inc., 1.45% (3 Month USD
	LIBOR + 117 bps), 11/15/21	1,001,234
11,230,000(a)	Goldman Sachs Group, Inc., 1.605% (3 Month USD
	LIBOR + 136 bps), 4/23/21	11,294,751

The accompanying notes are an integral part of these financial statements.
62 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Banks — (continued)
5,880,000(a)	Goldman Sachs Group, Inc., 2.02% (3 Month USD
	LIBOR + 177 bps), 2/25/21	$ 5,920,833
2,725,000(a)	JPMorgan Chase & Co., 0.843% (3 Month USD LIBOR +
	61 bps), 6/18/22	2,733,241
11,800,000(a)	JPMorgan Chase & Co., 0.986% (3 Month USD LIBOR +
	73 bps), 4/23/24	11,882,004
18,025,000(a)	JPMorgan Chase & Co., 1.348% (3 Month USD LIBOR +
	110 bps), 6/7/21	18,140,160
2,905,000(a)	KeyBank NA, 0.911% (3 Month USD LIBOR +
	66 bps), 2/1/22	2,923,001
8,000,000(a)	Macquarie Bank, Ltd., 0.699% (3 Month USD LIBOR +
	45 bps), 8/6/21 (144A)	8,025,266
2,968,000(a)	Mitsubishi UFJ Financial Group, Inc., 0.895% (3 Month
	USD LIBOR + 65 bps), 7/26/21	2,979,471
3,000,000(a)	Mitsubishi UFJ Financial Group, Inc., 0.948% (3 Month
	USD LIBOR + 70 bps), 3/7/22	3,019,828
25,302,000(a)	Mitsubishi UFJ Financial Group, Inc., 1.035% (3 Month
	USD LIBOR + 79 bps), 7/25/22	25,494,457
6,295,000(a)	Mizuho Financial Group, Inc., 1.099% (3 Month USD
	LIBOR + 85 bps), 9/13/23	6,327,545
7,505,000(a)	Mizuho Financial Group, Inc., 1.13% (3 Month USD
	LIBOR + 88 bps), 9/11/22	7,576,089
14,679,000(a)	Mizuho Financial Group, Inc., 1.196% (3 Month USD
	LIBOR + 94 bps), 2/28/22	14,825,069
12,580,000(a)	Morgan Stanley, 1.188% (3 Month USD LIBOR +
	93 bps), 7/22/22	12,638,294
12,403,000(a)	Morgan Stanley, 1.452% (3 Month USD LIBOR +
	118 bps), 1/20/22	12,439,122
12,114,000(a)	PNC Bank NA, 0.708% (3 Month USD LIBOR +
	45 bps), 7/22/22	12,147,315
4,499,000(a)	PNC Bank NA, 0.745% (3 Month USD LIBOR +
	50 bps), 7/27/22	4,522,983
3,175,000	PNC Bank NA, 2.45%, 11/5/20	3,175,735
3,878,000	PNC Bank NA, 2.5%, 1/22/21	3,897,315
9,000,000(a)	Royal Bank of Canada, 0.645% (3 Month USD LIBOR +
	40 bps), 1/25/21	9,011,224
445,000(a)	Royal Bank of Canada, 0.658% (3 Month USD LIBOR +
	39 bps), 4/30/21	445,948
12,310,000(a)	Royal Bank of Canada, 0.74% (3 Month USD LIBOR +
	47 bps), 4/29/22	12,373,470
5,502,000	Royal Bank of Canada, 2.15%, 10/26/20	5,509,373
681,000	Royal Bank of Canada, 2.35%, 10/30/20	682,126
4,800,000	Royal Bank of Canada, 3.35%, 10/22/21 (144A)	4,950,048
15,252,000(a)	Skandinaviska Enskilda Banken AB, 0.894% (3 Month
	USD LIBOR + 65 bps), 12/12/22 (144A)	15,375,191
7,040,000	Skandinaviska Enskilda Banken AB, 2.625%,
	11/17/20 (144A)	7,060,909

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 63

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Banks — (continued)
13,625,000	Skandinaviska Enskilda Banken AB, 3.25%,
	5/17/21 (144A)	$ 13,867,334
4,232,000(a)	Sumitomo Mitsui Financial Group, Inc., 1.012%
	(3 Month USD LIBOR + 74 bps), 10/18/22	4,260,193
21,084,000(a)	Sumitomo Mitsui Financial Group, Inc., 1.046%
	(3 Month USD LIBOR + 78 bps), 7/12/22	21,241,391
5,265,000(a)	Toronto-Dominion Bank, 0.776% (3 Month USD
	LIBOR + 53 bps), 12/1/22	5,316,068
1,000,000(a)	Toronto-Dominion Bank, 0.912% (3 Month USD
	LIBOR + 64 bps), 7/19/23	1,011,271
1,035,000(a)	Toronto-Dominion Bank, 1.276% (3 Month USD
	LIBOR + 100 bps), 4/7/21	1,040,130
25,014,000(a)	Truist Bank, 0.87% (3 Month USD LIBOR +
	59 bps), 5/17/22	25,177,029
4,870,000(a)	UBS AG, 0.726% (3 Month USD LIBOR +
	48 bps), 12/1/20 (144A)	4,871,665
10,670,000(a)	UBS Group AG, 1.781% (3 Month USD LIBOR +
	153 bps), 2/1/22 (144A)	10,854,139
2,450,000	UBS Group AG, 3.0%, 4/15/21 (144A)	2,484,476
2,025,000(a)	US Bancorp, 0.904% (3 Month USD LIBOR +
	64 bps), 1/24/22	2,038,780
1,315,000(a)	US Bank NA, 0.565% (3 Month USD LIBOR +
	32 bps), 4/26/21	1,316,584
12,490,000(a)	US Bank NA, 0.696% (3 Month USD LIBOR +
	44 bps), 5/23/22	12,550,144
15,234,000(a)	Wells Fargo & Co., 1.183% (3 Month USD LIBOR +
	93 bps), 2/11/22	15,271,459
14,665,000(a)	Wells Fargo & Co., 1.27% (3 Month USD LIBOR +
	103 bps), 7/26/21	14,772,055
3,350,000(a)	Wells Fargo & Co., 1.591% (3 Month USD LIBOR +
	134 bps), 3/4/21	3,367,394
9,451,000	Wells Fargo & Co., 2.5%, 3/4/21	9,538,269
3,776,000	Wells Fargo & Co., 3.0%, 1/22/21	3,807,975
6,430,000	Wells Fargo & Co., 4.6%, 4/1/21	6,566,556
6,430,000(a)	Wells Fargo Bank NA, 0.871% (3 Month USD LIBOR +
	62 bps), 5/27/22	6,448,872
	Total Banks	$ 668,565,222
	Beverages — 0.1%
2,753,000	Constellation Brands, Inc., 3.75%, 5/1/21	$ 2,802,115
1,907,000	Pernod Ricard SA, 5.75%, 4/7/21 (144A)	1,958,696
	Total Beverages	$ 4,760,811
	Chemicals — 0.5%
8,788,000(a)	Albemarle Corp., 1.33% (3 Month USD LIBOR +
	105 bps), 11/15/22	$ 8,756,265

The accompanying notes are an integral part of these financial statements.
64 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
Chemicals — (continued)
15,830,000(a)	DuPont de Nemours, Inc., 0.99% (3 Month USD
	LIBOR + 71 bps), 11/15/20	$ 15,840,883
	Total Chemicals	$ 24,597,148
Diversified Financial Services — 0.9%
12,490,000(a)	American Express Co., 0.861% (3 Month USD LIBOR +
	61 bps), 8/1/22	$ 12,568,598
15,850,000(a)	Capital One Financial Corp., 0.988% (3 Month USD
	LIBOR + 72 bps), 1/30/23	15,857,598
13,108,000(a)	Charles Schwab Corp., 0.567% (3 Month USD LIBOR +
	32 bps), 5/21/21	13,127,253
	Total Diversified Financial Services	$ 41,553,449
Electric — 0.6%
9,175,000(a)	Dominion Energy, Inc., 0.774% (3 Month USD LIBOR +
	53 bps), 9/15/23	$ 9,189,689
2,000,000(c)	Dominion Energy, Inc., 2.715%, 8/15/21	2,036,625
2,803,000(a)	Duke Energy Corp., 0.765% (3 Month USD LIBOR +
	50 bps), 5/14/21 (144A)	2,809,666
12,000,000(a)	Florida Power & Light Co., 0.641% (3 Month USD
	LIBOR + 38 bps), 7/28/23	12,008,748
	Total Electric	$ 26,044,728
Electronics — 0.1%
6,425,000(a)	Honeywell International, Inc., 0.498% (3 Month USD
	LIBOR + 23 bps), 8/19/22	$ 6,430,124
	Total Electronics	$ 6,430,124
Gas — 0.3%
6,225,000(a)	Dominion Energy Gas Holdings LLC, 0.85% (3 Month
	USD LIBOR + 60 bps), 6/15/21	$ 6,245,455
9,080,000	Dominion Energy Gas Holdings LLC, 2.8%, 11/15/20	9,089,948
	Total Gas	$ 15,335,403
Healthcare-Services — 0.4%
5,945,000(a)	UnitedHealth Group, Inc., 0.345% (3 Month USD
	LIBOR + 7 bps), 10/15/20	$ 5,945,213
13,650,000	UnitedHealth Group, Inc., 1.95%, 10/15/20	13,658,576
	Total Healthcare-Services	$ 19,603,789
Insurance — 0.9%
2,705,000(a)	Allstate Corp., 0.648% (3 Month USD LIBOR +
	43 bps), 3/29/21	$ 2,710,090
3,129,000(a)	Allstate Corp., 0.848% (3 Month USD LIBOR +
	63 bps), 3/29/23	3,153,429
2(a)	Ambac LSNI LLC, 6.0% (3 Month USD LIBOR +
	500 bps), 2/12/23 (144A)	3
10,500,000	American International Group, Inc., 6.4%, 12/15/20	10,627,267
3,000,000	Liberty Mutual Group, Inc., 5.0%, 6/1/21 (144A)	3,091,413

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 65

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Insurance — (continued)
4,380,000(a)	Metropolitan Life Global Funding I, 0.66% (SOFRRATE +
	57 bps), 1/13/23 (144A)	$ 4,395,111
6,190,000	Metropolitan Life Global Funding I, 2.4%, 1/8/21 (144A)	6,225,481
4,531,000(a)	New York Life Global Funding, 0.569% (3 Month USD
	LIBOR + 32 bps), 8/6/21 (144A)	4,542,431
5,733,000	New York Life Global Funding, 2.95%, 1/28/21 (144A)	5,782,707
	Total Insurance	$ 40,527,932
	Machinery – Construction & Mining — 0.5%
2,600,000(a)	Caterpillar Financial Services Corp., 0.528% (3 Month
	USD LIBOR + 28 bps), 9/7/21	$ 2,604,964
9,120,000(a)	Caterpillar Financial Services Corp., 0.67% (3 Month
	USD LIBOR + 39 bps), 5/17/21	9,137,143
9,091,000(a)	Caterpillar Financial Services Corp., 0.989% (3 Month
	USD LIBOR + 74 bps), 5/13/22	9,183,018
	Total Machinery – Construction & Mining	$ 20,925,125
	Machinery-Diversified — 0.3%
5,997,000(a)	John Deere Capital Corp., 0.51% (3 Month USD
	LIBOR + 26 bps), 9/10/21	$ 6,006,519
5,512,000(a)	John Deere Capital Corp., 0.628% (3 Month USD
	LIBOR + 38 bps), 3/7/22	5,526,988
4,500,000(a)	John Deere Capital Corp., 0.648% (3 Month USD
	LIBOR + 40 bps), 6/7/21	4,509,202
	Total Machinery-Diversified	$ 16,042,709
	Media — 0.8%
5,092,000(a)	Comcast Corp., 0.665% (3 Month USD LIBOR +
	44 bps), 10/1/21	$ 5,110,469
7,774,000(a)	NBCUniversal Enterprise, Inc., 0.625% (3 Month
	USD LIBOR + 40 bps), 4/1/21 (144A)	7,787,453
10,940,000(a)	Walt Disney Co., 0.496% (3 Month USD LIBOR +
	25 bps), 9/1/21	10,956,300
9,910,000(a)	Walt Disney Co., 0.636% (3 Month USD LIBOR +
	39 bps), 9/1/22	9,946,809
3,909,000	Walt Disney Co., 4.5%, 2/15/21	3,970,237
	Total Media	$ 37,771,268
	Oil & Gas — 1.4%
2,775,000(a)	BP Capital Markets Plc, 0.877% (3 Month USD LIBOR +
	65 bps), 9/19/22	$ 2,782,718
5,766,000(a)	BP Capital Markets Plc, 1.107% (3 Month USD LIBOR +
	87 bps), 9/16/21	5,800,827
7,045,000	Canadian Natural Resources, Ltd., 3.45%, 11/15/21	7,205,258
2,295,000(a)	Chevron Corp., 0.781% (3 Month USD LIBOR +
	53 bps), 3/3/22	2,308,432
14,000,000(a)	Chevron Corp., 1.153% (3 Month USD LIBOR +
	90 bps), 5/11/23	14,259,248

The accompanying notes are an integral part of these financial statements.
66 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Oil & Gas — (continued)
14,505,000(a)	Exxon Mobil Corp., 0.61% (3 Month USD LIBOR +
	33 bps), 8/16/22	$ 14,572,912
8,710,000(a)	Phillips 66, 0.834% (3 Month USD LIBOR +
	60 bps), 2/26/21	8,710,935
7,200,000(a)	Valero Energy Corp., 1.403% (3 Month USD LIBOR +
	115 bps), 9/15/23	7,175,304
	Total Oil & Gas	$ 62,815,634
	Pharmaceuticals — 1.8%
12,080,000(a)	AbbVie, Inc., 0.597% (3 Month USD LIBOR +
	35 bps), 5/21/21 (144A)	$ 12,091,971
23,942,000(a)	AbbVie, Inc., 0.897% (3 Month USD LIBOR +
	65 bps), 11/21/22 (144A)	24,051,846
4,670,000(a)	Bayer US Finance II LLC, 0.855% (3 Month USD LIBOR +
	63 bps), 6/25/21 (144A)	4,679,296
12,890,000(a)	Becton Dickinson & Co., 1.28% (3 Month USD LIBOR +
	103 bps), 6/6/22	12,979,207
4,676,000(a)	Cardinal Health, Inc., 1.02% (3 Month USD LIBOR +
	77 bps), 6/15/22	4,704,288
6,730,000(a)	Cigna Corp., 0.896% (3 Month USD LIBOR +
	65 bps), 9/17/21	6,731,324
15,600,000(a)	Zoetis, Inc., 0.693% (3 Month USD LIBOR +
	44 bps), 8/20/21	15,629,628
	Total Pharmaceuticals	$ 80,867,560
	Pipelines — 0.7%
9,000,000	Enterprise Products Operating LLC, 2.8%, 2/15/21	$ 9,081,003
3,750,000	Enterprise Products Operating LLC, 2.85%, 4/15/21	3,791,785
3,453,000	Kinder Morgan, Inc., 5.0%, 2/15/21 (144A)	3,496,340
15,605,000(a)	MPLX LP, 1.342% (3 Month USD LIBOR +
	110 bps), 9/9/22	15,605,630
1,380,000	Sunoco Logistics Partners Operations LP, 4.4%, 4/1/21	1,400,252
	Total Pipelines	$ 33,375,010
	REITs — 0.2%
7,910,000	Essex Portfolio LP, 5.2%, 3/15/21	$ 7,979,208
	Total REITs	$ 7,979,208
	Semiconductors — 0.6%
23,276,000	Broadcom Corp./Broadcom Cayman Finance, Ltd.,
	2.2%, 1/15/21	$ 23,365,305
4,000,000(a)	Intel Corp., 0.603% (3 Month USD LIBOR +
	35 bps), 5/11/22	4,018,467
	Total Semiconductors	$ 27,383,772

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 67

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Telecommunications — 0.4%
17,944,000(a)	AT&T, Inc., 1.225% (3 Month USD LIBOR +
	95 bps), 7/15/21	$ 18,064,054
	Total Telecommunications	$ 18,064,054
Transportation — 0.2%
10,000,000(a)	United Parcel Service, Inc., 0.66% (3 Month USD
	LIBOR + 38 bps), 5/16/22	$ 10,032,210
	Total Transportation	$ 10,032,210
Trucking & Leasing — 0.3%
1,400,000(a)	Aviation Capital Group LLC, 0.938% (3 Month USD
	LIBOR + 67 bps), 7/30/21 (144A)	$ 1,362,826
5,010,000(a)	GATX Corp., 0.969% (3 Month USD LIBOR +
	72 bps), 11/5/21	5,003,505
1,000,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	3.3%, 4/1/21 (144A)	1,011,748
6,350,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	3.375%, 2/1/22	6,556,852
2,870,000	Penske Truck Leasing Co. LP/PTL Finance Corp.,
	3.65%, 7/29/21 (144A)	2,937,053
	Total Trucking & Leasing	$ 16,871,984
TOTAL CORPORATE BONDS
	(Cost $1,281,256,151)	$1,288,253,059
FOREIGN GOVERNMENT BOND — 0.5%
of Net Assets
United States — 0.5%
25,000,000(a)	Federal National Mortgage Association, 0.29%
	(SOFRRATE + 22 bps), 3/16/22	$ 25,055,751
	Total United States	$ 25,055,751
TOTAL FOREIGN GOVERNMENT BOND
	(Cost $24,977,539)	$ 25,055,751
INSURANCE-LINKED SECURITIES — 2.3%
of Net Assets#
Event Linked Bonds — 1.5%
Earthquakes – California — 0.1%
600,000(a)	Ursa Re, 4.237% (3 Month U.S. Treasury Bill +
	414 bps), 12/10/20 (144A)	$ 599,400
1,000,000(a)	Ursa Re, 5.327% (3 Month U.S. Treasury Bill +
	523 bps), 9/24/21 (144A)	998,700
750,000(a)	Ursa Re, 5.847% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	749,550
$ 2,347,650
Earthquakes – Chile — 0.1%
1,800,000(a)	International Bank for Reconstruction & Development,
	2.58% (3 Month USD LIBOR + 250 bps), 2/15/21 (144A)	$ 1,792,800

The accompanying notes are an integral part of these financial statements.
68 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
Earthquakes – Colombia — 0.0%†
1,300,000(a)	International Bank for Reconstruction & Development,
3.08% (3 Month USD LIBOR + 300 bps),
	2/15/21 (144A)	$ 1,294,540
Earthquakes – Japan — 0.0%†
750,000(a)	Kizuna Re II, 1.972% (3 Month U.S. Treasury Bill +
	188 bps), 4/11/23 (144A)	$ 747,900
250,000(a)	Kizuna Re II, 2.597% (3 Month U.S. Treasury Bill +
	250 bps), 4/11/23 (144A)	249,250
700,000(a)	Nakama Re, 2.2% (6 Month USD LIBOR + 220 bps),
	10/13/21 (144A)	697,970
$ 1,695,120
Earthquakes – Mexico — 0.0%†
500,000(a)	International Bank for Reconstruction & Development,
3.669% (3 Month USD LIBOR + 350 bps),
	3/13/24 (144A)	$ 499,450
Earthquakes – Peru — 0.0%†
700,000(a)	International Bank for Reconstruction & Development,
6.08% (3 Month USD LIBOR + 600 bps),
	2/15/21 (144A)	$ 702,380
Health – U.S. — 0.1%
250,000(a)	Vitality Re VIII, 1.847% (3 Month U.S. Treasury Bill +
	175 bps), 1/8/21 (144A)	$ 248,500
1,000,000(a)	Vitality Re VIII, 2.097% (3 Month U.S. Treasury Bill +
	200 bps), 1/8/21 (144A)	991,500
3,500,000(a)	Vitality Re X, 1.847% (3 Month U.S. Treasury Bill +
	175 bps), 1/10/23 (144A)	3,480,750
1,750,000(a)	Vitality Re X, 2.097% (3 Month U.S. Treasury Bill +
	200 bps), 1/10/23 (144A)	1,736,875
$ 6,457,625
Inland Flood – U.S. — 0.0%†
500,000(a)	FloodSmart Re, 11.927% (1 Month U.S. Treasury Bill +
	1,183 bps), 3/7/22 (144A)	$ 496,500
Multiperil – Florida — 0.0%†
250,000(a)	Sanders RE II, 5.5% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	$ 254,900
Multiperil – Japan — 0.0%†
250,000(a)	Akibare Re, 2.115% (3 Month USD LIBOR +
	190 bps), 4/7/22 (144A)	$ 247,275
500,000(a)	Akibare Re, 2.125% (3 Month USD LIBOR +
	190 bps), 4/7/22 (144A)	496,400
$ 743,675
Multiperil – U.S. — 0.5%
1,500,000(a)	Bonanza RE, 4.844% (3 Month U.S. Treasury Bill +
	475 bps), 2/20/24 (144A)	$ 1,500,750

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 69

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Multiperil – U.S. — (continued)
250,000(a)	Bowline Re, Series Series 2018-1, 4.854% (3 Month U.S.
	Treasury Bill + 476 bps), 5/23/22 (144A)	$ 249,575
625,000(a)	Caelus Re V, 0.597% (1 Month U.S. Treasury Bill +
	50 bps), 6/5/24 (144A)	568,750
500,000(a)	Caelus Re V, 3.287% (3 Month U.S. Treasury Bill +
	319 bps), 6/7/21 (144A)	499,000
750,000(a)	Caelus Re V, 4.127% (3 Month U.S. Treasury Bill +
	403 bps), 6/7/21 (144A)	741,675
750,000(a)	Caelus Re VI, 5.597% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/24 (144A)	749,250
500,000(a)	Fortius Re II, 3.42% (6 Month USD LIBOR +
	342 bps), 7/7/21 (144A)	500,950
250,000(a)	Kilimanjaro Re, 5.044% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	251,375
350,000(a)	Kilimanjaro II Re, 6.3% (6 Month USD LIBOR +
	630 bps), 4/20/21 (144A)	350,350
1,700,000(a)	Kilimanjaro II Re, 7.91% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	1,698,300
2,350,000(a)	Residential Reinsurance 2016, 4.177% (3 Month U.S.
	Treasury Bill + 408 bps), 12/6/20 (144A)	2,350,470
1,250,000(a)	Residential Reinsurance 2016, 5.697% (3 Month U.S.
	Treasury Bill + 560 bps), 12/6/20 (144A)	1,252,375
2,100,000(a)	Residential Reinsurance 2017, 3.367% (3 Month U.S.
	Treasury Bill + 327 bps), 6/6/21 (144A)	2,104,410
2,900,000(a)	Residential Reinsurance 2017, 6.027% (3 Month U.S.
	Treasury Bill + 593 bps), 12/6/21 (144A)	2,869,550
1,250,000(a)	Residential Reinsurance 2018, 3.457% (3 Month U.S.
	Treasury Bill + 336 bps), 6/6/22 (144A)	1,237,625
500,000(a)	Residential Reinsurance 2019, 4.747% (3 Month U.S.
	Treasury Bill + 465 bps), 6/6/23 (144A)	494,250
500,000(a)	Residential Reinsurance 2020, 5.597% (3 Month U.S.
	Treasury Bill + 550 bps), 6/6/24 (144A)	503,900
250,000(a)	Sanders Re, 2.975% (6 Month USD LIBOR + 293 bps),
	12/6/21 (144A)	246,600
1,000,000(a)	Spectrum Capital, Ltd., 5.965% (6 Month USD LIBOR +
	575 bps), 6/8/21 (144A)	1,002,400
3,350,000(a)	Tailwind Re, 7.457% (3 Month U.S. Treasury Bill +
	736 bps), 1/8/22 (144A)	3,396,900
		$ 22,568,455
	Multiperil – U.S. & Canada — 0.1%
2,500,000(a)	Hypatia Ltd., 6.847% (3 Month U.S. Treasury Bill +
	675 bps), 6/7/23 (144A)	$ 2,610,750
1,000,000(a)	Hypatia Ltd., 9.847% (3 Month U.S. Treasury Bill +
	975 bps), 6/7/23 (144A)	1,046,500
		$ 3,657,250

The accompanying notes are an integral part of these financial statements.
70 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
Multiperil – U.S. Regional — 0.0%†
700,000(a)	First Coast Re II Pte, 5.66% (3 Month U.S. Treasury Bill +
	566 bps), 6/7/23 (144A)	$ 701,330
1,250,000(a)	Long Point Re III, 2.847% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	1,250,125
400,000(a)	Matterhorn Re, 5.094% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	401,080
$ 2,352,535
Multiperil – Worldwide — 0.1%
1,250,000(a)	Galilei Re, 5.174% (6 Month USD LIBOR + 513 bps),
	1/8/21 (144A)	$ 1,250,000
1,150,000(a)	Galilei Re, 5.724% (6 Month USD LIBOR + 568 bps),
	1/8/21 (144A)	1,150,000
2,300,000(a)	Galilei Re, 5.924% (6 Month USD LIBOR + 588 bps),
	1/8/21 (144A)	2,301,150
500,000(a)	Kendall Re, 5.339% (3 Month USD LIBOR + 525 bps),
	5/6/21 (144A)	500,500
$ 5,201,650
Pandemic – U.S. — 0.1%
3,000,000(a)	Vitality Re X, 1.597% (3 Month U.S. Treasury Bill +
	150 bps), 1/9/24 (144A)	$ 2,980,500
1,250,000(a)	Vitality Re XI, 1.897% (3 Month U.S. Treasury Bill +
	180 bps), 1/9/24 (144A)	1,240,000
$ 4,220,500
Pandemic – Worldwide — 0.0%†
1,750,000(a)	Vita Capital VI, Ltd., 3.084% (6 Month USD LIBOR +
	290 bps), 1/8/21 (144A)	$ 1,487,500
Windstorm – Florida — 0.1%
2,500,000(a)	Integrity Re, 4.05% (3 Month USD LIBOR +
	405 bps), 6/10/22 (144A)	$ 2,453,000
Windstorm – Japan — 0.0%†
1,500,000(a)	Aozora Re, 3.509% (6 Month USD LIBOR + 200 bps),
	4/7/21 (144A)	$ 1,500,000
Windstorm – Mexico — 0.0%†
500,000	International Bank for Reconstruction & Development,
	6.733%, 3/13/24	$ 499,450
Windstorm – Texas — 0.1%
2,500,000(a)	Alamo Re II, 5.844% (1 Month U.S. Treasury Bill +
	575 bps), 6/8/23 (144A)	$ 2,582,500
Windstorm – U.S. — 0.0%†
250,000(a)	Bowline Re, 8.944% (3 Month U.S. Treasury Bill +
	885 bps), 3/20/23 (144A)	$ 253,625

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 71

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Windstorm – U.S. Regional — 0.2%
2,500,000(d)	Matterhorn Re, 12/7/21 (144A)	$ 2,263,000
1,500,000(a)	Matterhorn Re, 6.344% (3 Month U.S. Treasury Bill +
	625 bps), 12/7/21 (144A)	1,503,450
250,000(a)	Matterhorn Re, 7.094% (3 Month U.S. Treasury Bill +
	700 bps), 12/7/21 (144A)	254,875
2,250,000(a)	Matterhorn Re, 10.094% (3 Month U.S. Treasury Bill +
	1,000 bps), 12/7/21 (144A)	2,281,500
250,000(d)	Matterhorn Re, 12/7/20 (144A)	243,125
500,000(d)	Matterhorn Re 2019-1, 12/7/20 (144A)	495,700
2,000,000(a)	Matterhorn Re 2020-1, 7.594% (3 Month U.S. Treasury
	Bill + 750 bps), 12/7/21 (144A)	2,004,600
		$ 9,046,250
	Total Event Linked Bonds	$ 72,107,355
Face
Amount
USD ($)
	Collateralized Reinsurance — 0.4%
	Earthquakes – California — 0.0%†
2,500,000+(e)(f)	Adare Re 2020, 1/31/21	$ 2,606,675
	Multiperil – Massachusetts — 0.1%
3,000,000+(e)(f)	Denning Re 2019, 7/31/21	$ 3,081,638
	Multiperil – U.S. — 0.1%
500,000+(e)(f)	Dingle Re 2019, 2/1/21	$ 510,263
250,000+(e)(f)	Dingle Re 2020, 1/31/21	253,771
4,000,000+(e)(f)	Port Royal Re 2019, 5/31/21	4,045,158
		$ 4,809,192
	Multiperil – U.S. & Canada — 0.1%
3,250,000+(e)(f)	Leven Re 2020, 1/31/21	$ 3,273,283
	Multiperil – U.S. Regional — 0.1%
2,750,000+(e)(f)	Ailsa Re 2019, 6/30/21	$ 2,818,475
	Multiperil – Worldwide — 0.0%†
1,000,000+(e)(f)	Cypress Re 2017, 1/10/21	$ 18,200
24,000+(e)	Limestone Re 2016-1, 8/31/21	70
40,000+(e)	Limestone Re 2016-1, 8/31/21	116
223,000+(e)(f)	Limestone Re 2019-2, 3/1/23 (144A)	388,912
2,500,000+(e)(f)	Resilience Re, 5/1/21	250
2,000,000+(e)(f)	Resilience Re, 4/6/21 (144A)	200
		$ 407,748

The accompanying notes are an integral part of these financial statements.
72 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Face
Amount
USD ($)		Value
	Windstorm – Florida — 0.0%†
2,000,000+(e)(f)	Formby Re 2018, 2/28/21	$ 353,832
800,000+(e)(f)	Portrush Re 2017, 6/15/21	510,480
		$ 864,312
	Windstorm – U.S. Regional — 0.0%†
500,000+(e)(f)	Oakmont Re 2017, 4/30/21	$ 14,700
2,500,000+(e)(f)	Oakmont Re 2019, 4/30/21	1,730,780
		$ 1,745,480
	Total Collateralized Reinsurance	$ 19,606,803
	Industry Loss Warranties — 0.1%
	Multiperil – U.S. — 0.1%
2,250,000+(e)(f)	Scotscraig Re 2020, 1/31/21	$ 2,239,890
	Total Industry Loss Warranties	$ 2,239,890
	Reinsurance Sidecars — 0.3%
	Multiperil – U.S. — 0.0%†
2,000,000+(e)(f)	Carnoustie Re 2017, 11/30/21	$ 263,600
1,100,000+(e)	Carnoustie Re 2019, 12/31/22	2,090
1,500,000+(e)(f)	Castle Stuart Re 2018, 12/1/21	261,880
2,000,000+(f)(g)	Harambee Re 2018, 12/31/21	22,400
4,000,000+(g)	Harambee Re 2019, 12/31/22	46,000
		$ 595,970
	Multiperil – Worldwide — 0.3%
2,000+(e)	Alturas Re 2019-1, 3/10/23 (144A)	$ 9,819
36,448+(e)	Alturas Re 2019-2, 3/10/22	194,498
2,500,000+(e)(f)	Artex Sac, Ltd. Bantry Re, 2016, 3/31/21	201,500
2,000,000+(e)(f)	Bantry Re 2017, 3/31/21	472,200
2,000,000+(e)(f)	Bantry Re 2018, 12/31/21	22,800
4,000,000+(e)	Bantry Re 2019, 12/31/22	135,855
1,250,000+(e)(f)	Berwick Re 2017-1, 2/1/21	41,375
5,120,164+(e)(f)	Berwick Re 2018-1, 12/31/21	623,124
3,658,035+(e)(f)	Berwick Re 2019-1, 12/31/22	437,135
1,500,000+(g)	Blue Lotus Re 2018, 12/31/21	65,550
113,405+(e)	Eden Re II, 3/22/22 (144A)	70,950
4,000+(e)(f)	Eden Re II, 3/22/23 (144A)	32,466
35,797+(e)(f)	Eden Re II, 3/22/23 (144A)	298,987
75,000+(e)	Eden Re II, 3/22/22 (144A)	48,741
1,300,000+(e)(f)	Gleneagles Re 2016, 11/30/20	40,560
2,118,314+(e)(f)	Gullane Re 2018, 12/31/21	2,168,623
2,000+(e)	Limestone Re 2018, 3/1/22	68,353
500,000+(g)	Lion Rock Re 2019, 1/31/21	39,100
4,000,000+(f)(g)	Lorenz Re 2018, 7/1/21	109,600
2,744,544+(f)(g)	Lorenz Re 2019, 6/30/22	265,397

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 73

Schedule of Investments | 9/30/20
(unaudited) (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — (continued)
3,000,000+(e)(f)	Merion Re 2018-2, 12/31/21	$ 3,232,500
977,820+(g)	NCM Re 2019, 12/31/22	113,623
1,500,000+(e)	Pangaea Re 2016-2, 11/30/20	2,675
2,000,000+(e)(f)	Pangaea Re 2018-1, 12/31/21	42,109
4,000,000+(e)(f)	Pangaea Re 2018-3, 7/1/22	82,974
2,800,000+(e)(f)	Pangaea Re 2019-1, 2/1/23	58,345
2,941,254+(e)(f)	Pangaea Re 2019-3, 7/1/23	105,799
2,400,000+(e)(f)	Sector Re V, 12/1/23 (144A)	801,252
1,600,000+(e)(f)	Sector Re V, 12/1/24 (144A)	1,682,001
800,000+(e)(f)	Sector Re V, Series 9, Class A, 3/1/24 (144A)	337,059
1,861+(e)	Sector Re V, Series 9, Class G, 3/1/24 (144A)	49,159
1,250,000+(e)(f)	St. Andrews Re 2017-1, 2/1/21	84,750
1,737,984+(e)(f)	St. Andrews Re 2017-4, 6/1/21	171,018
750,000+(f)(g)	Thopas Re 2018, 12/31/21	—
3,000,000+(f)(g)	Thopas Re 2019, 12/31/22	447,600
2,600,000+(e)(f)	Versutus Re 2017, 11/30/21	—
2,000,000+(e)(f)	Versutus Re 2018, 12/31/21	38,000
1,765,095+(e)	Versutus Re 2019-A, 12/31/21	78,900
1,434,906+(e)	Versutus Re 2019-B, 12/31/21	64,140
750,000+(f)(g)	Viribus Re 2018, 12/31/21	27,300
2,500,000+(g)	Viribus Re 2019, 12/31/22	100,250
1,724,784+(e)(f)	Woburn Re 2018, 12/31/21	158,914
809,418+(e)(f)	Woburn Re 2019, 12/31/22	275,802
		$ 13,300,803
	Total Reinsurance Sidecars	$ 13,896,773
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $109,772,139)	$ 107,850,821
Principal
Amount
USD ($)
	MUNICIPAL BOND — 0.0%† of Net
	Assets(h)
	Municipal Student Loan — 0.0%†
68,864(a)	Louisiana Public Facilities Authority, Student Loan
	Backed, Series A, 1.168% (3 Month USD LIBOR +
	90 bps), 4/26/27	$ 68,919
	Total Municipal Student Loan	$ 68,919
	TOTAL MUNICIPAL BOND
	(Cost $69,141)	$ 68,919

The accompanying notes are an integral part of these financial statements.
74 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 3.8% of Net Assets*(a)
Aerospace & Defense — 0.0%†
2,400,024	American Airlines, Inc., 2018 Replacement Term
	Loan, 1.895% (LIBOR + 175 bps), 6/27/25	$ 1,492,681
1,000,000(i)	MAG DS Corp., Initial Term Loan, 4/1/27	955,625
740,625	MRO Holdings, Inc., Initial Term Loan, 5.22% (LIBOR +
	500 bps), 6/4/26	592,500
85,691	United Airlines, Inc., Refinanced Term Loan, 1.895%
	(LIBOR + 175 bps), 4/1/24	80,335
	Total Aerospace & Defense	$ 3,121,141
Automobile — 0.2%
2,000,000	American Axle & Manufacturing, Inc., Tranche B
	Term Loan, 3.0% (LIBOR + 225 bps), 4/6/24	$ 1,925,714
156,395	CWGS Group LLC (aka Camping World, Inc.), Term
	Loan, 3.5% (LIBOR + 275 bps), 11/8/23	152,681
2,000,000(i)	Dana, Inc., 2018 New Term Loan B Advance (LIBOR +
	225 bps), 2/27/26	1,952,500
2,000,000	Navistar, Inc., Tranche B Term Loan, 3.66% (LIBOR +
	350 bps), 11/6/24	1,989,062
291,667	Visteon Corp., New Term Loan, 1.912% (LIBOR +
	175 bps), 3/25/24	284,314
287,222(i)	Wabash National Corp., Term Loan B, 9/17/27	286,145
	Total Automobile	$ 6,590,416
Beverage, Food & Tobacco — 0.0%†
990,000	US Foods, Inc. (aka U.S. Foodservice, Inc.), Incremental
B-2019 Term Loan, 2.147% (LIBOR +
	200 bps), 9/13/26	$ 951,173
	Total Beverage, Food & Tobacco	$ 951,173
Broadcasting & Entertainment — 0.1%
1,087,297	Gray Television, Inc., Term B-2 Loan, 2.405% (LIBOR +
	225 bps), 2/7/24	$ 1,065,551
4,000,001	Gray Television, Inc., Term C Loan, 2.655% (LIBOR +
	250 bps), 1/2/26	3,936,389
	Total Broadcasting & Entertainment	$ 5,001,940
Building Materials — 0.1%
1,091,190	Circor International, Inc., New Term Loan, 4.25%
	(LIBOR + 325 bps), 12/11/24	$ 1,070,730
2,725,947	Summit Materials LLC, New Term Loan, 2.145%
	(LIBOR + 200 bps), 11/21/24	2,705,077
	Total Building Materials	$ 3,775,807

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 75

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Buildings & Real Estate — 0.1%
2,417,462	Beacon Roofing Supply, Inc., Initial Term Loan, 2.397%
	(LIBOR + 225 bps), 1/2/25	$ 2,346,449
2,100,000	VICI Properties 1 LLC, Term B Loan, 1.906% (LIBOR +
	175 bps), 12/20/24	2,034,900
635,618	WireCo WorldGroup, Inc. (WireCo WorldGroup
Finance LP), First Lien Initial Term Loan, 6.0% (LIBOR +
	500 bps), 9/29/23	556,232
	Total Buildings & Real Estate	$ 4,937,581
Chemicals — 0.1%
2,000,000(i)	Element Solutions, Inc. (Macdermid, Inc.), Tranche B-1
	Term Loan, 1/31/26	$ 1,960,000
	Total Chemicals	$ 1,960,000
Chemicals, Plastics & Rubber — 0.4%
2,396,940	Axalta Coating Systems Dutch Holding B BV (Axalta
Coating Systems U.S. Holdings, Inc.), Term B-3 Dollar
	Loan, 1.97% (LIBOR + 175 bps), 6/1/24	$ 2,344,807
1,994,426	Berry Global, Inc. (fka Berry Plastics Corp.), Term X
	Loan, 2.156% (LIBOR + 200 bps), 1/19/24	1,973,028
4,443,750	Berry Global, Inc. (fka Berry Plastics Corp.), Term Y
	Loan, 2.156% (LIBOR + 200 bps), 7/1/26	4,317,534
1,897,792	PQ Corp., Third Amendment Tranche B-1 Term Loan,
	2.511% (LIBOR + 225 bps), 2/7/27	1,861,734
751,117	Reynolds Group Holdings, Inc., Tranche B-1 US Term
Loan, 3.979% (LIBOR + 275 bps/PRIME + 175 +
	0 bps), 2/5/23	745,014
4,471,317	Tronox Finance LLC, First Lien Initial Dollar Term Loan,
	3.177% (LIBOR + 300 bps), 9/23/24	4,415,425
97,007	Twist Beauty International Holdings SA, Facility B2,
	4.0% (LIBOR + 300 bps), 4/22/24	93,551
	Total Chemicals, Plastics & Rubber	$ 15,751,093
Computers & Electronics — 0.2%
700,000	Celestica, Inc., Incremental Term B-2 Loan, 2.645%
	(LIBOR + 250 bps), 6/27/25	$ 693,000
1,150,000	LogMeIn, Inc., First Lien Initial Term Loan, 4.906%
	(LIBOR + 475 bps), 8/31/27	1,113,583
3,476,222	NCR Corp., Initial Term Loan, 2.65% (LIBOR +
	250 bps), 8/28/26	3,395,834
1,974,684	Pitney Bowes, Inc., Incremental Tranche B Term Loan,
	5.65% (LIBOR + 550 bps), 1/7/25	1,925,316
	Total Computers & Electronics	$ 7,127,733
Consumer Services — 0.0%†
1,030,968	Prime Security Services Borrower LLC (aka Protection 1
Security Solutions), First Lien 2019 Refinancing
	Term B-1 Loan, 4.25% (LIBOR + 325 bps), 9/23/26	$ 1,022,959
	Total Consumer Services	$ 1,022,959

The accompanying notes are an integral part of these financial statements.
76 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Diversified & Conglomerate Manufacturing — 0.0%†
904,422	Delos Finance S.a.r.l., New Term Loan, 1.97% (LIBOR +
	175 bps), 10/6/23	$ 886,334
	Total Diversified & Conglomerate Manufacturing	$ 886,334
	Diversified & Conglomerate Service — 0.1%
1,990,799	Avis Budget Car Rental LLC, New Tranche B Term
	Loan, 2.4% (LIBOR + 225 bps), 8/6/27	$ 1,771,811
1,858,271	Bright Horizons Family Solutions LLC (fka Bright
	Horizons Family Solutions, Inc.), Term B Loan, 2.5%
	(LIBOR + 175 bps), 11/7/23	1,806,589
1,024,387	Change Healthcare Holdings LLC, Closing Date Term
	Loan, 3.5% (LIBOR + 250 bps), 3/1/24	1,005,740
487,704	DG Investment Intermediate Holdings 2, Inc. (aka
	Convergint Technologies Holdings LLC), First Lien
	Initial Term Loan, 3.75% (LIBOR + 300 bps), 2/3/25	468,195
463,691	DTI Holdco, Inc., Replacement B-1 Term Loan, 5.75%
	(LIBOR + 475 bps), 9/29/23	407,063
1,900,000	DynCorp International, Inc., Term Loan, 7.0% (LIBOR +
	600 bps), 8/18/25	1,890,500
408,702	Intrado Corp., Initial Term B Loan, 5.0% (LIBOR +
	400 bps), 10/10/24	373,816
1,940,000	Iqvia, Inc. (Quintiles IMS), Incremental Term B-2 Dollar
	Loan, 1.897% (LIBOR + 175 bps), 1/17/25	1,918,175
1,475,298	Outfront Media Capital LLC (Outfront Media Capital
	Corp.), Extended Term Loan, 1.901% (LIBOR +
	175 bps), 11/18/26	1,443,180
597,730	Tempo Acquisition LLC, Extended Term Loan, 3.75%
	(LIBOR + 325 bps), 11/2/26	582,600
	Total Diversified & Conglomerate Service	$ 11,667,669
	Electric & Electrical — 0.1%
2,000,000	Dell International LLC (EMC Corp.), Refinancing Term
	B-1 Loan, 2.75% (LIBOR + 200 bps), 9/19/25	$ 1,993,942
389,856	Rackspace Technology Global, Inc., First Lien Term B
	Loan, 4.0% (LIBOR + 300 bps), 11/3/23	383,642
	Total Electric & Electrical	$ 2,377,584
	Electronics — 0.2%
698,250	BY Crown Parent LLC, Initial B-1 Term Loan, 4.0%
	(LIBOR + 300 bps), 2/2/26	$ 692,140
2,681,589	Science Applications International Corp., Tranche B2
	Term Loan, 2.397% (LIBOR + 225 bps), 3/12/27	2,651,979
2,351,962	Scientific Games International, Inc., Initial Term B-5
	Loan, 3.471% (LIBOR + 275 bps), 8/14/24	2,224,662
1,292,415	Western Digital Corp., US Term B-4 Loan, 1.906%
	(LIBOR + 175 bps), 4/29/23	1,285,146
	Total Electronics	$ 6,853,927

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 77

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Entertainment & Leisure — 0.0%†
1,496,250	Carnival Corp., Initial Advance Term Loan, 8.5%
	(LIBOR + 750 bps), 6/30/25	$ 1,517,447
	Total Entertainment & Leisure	$ 1,517,447
Environmental Services — 0.1%
2,085,246	GFL Environmental, Inc., Effective Date Incremental
	Term Loan, 4.0% (LIBOR + 300 bps), 5/30/25	$ 2,079,084
	Total Environmental Services	$ 2,079,084
Financial Services — 0.1%
1,995,000	Cardtronics USA, Inc., Initial Term Loan, 5.0% (LIBOR +
	400 bps), 6/29/27	$ 1,998,116
1,500,000(i)	Citadel Securities LP, 2020 Repriced Term
	Loan, 2/27/26	1,493,445
500,000(i)	EFS Cogen Holdings I LLC, Term Loan B, 9/24/27	499,062
997,487	Hudson River Trading LLC, 2020 Repriced Term
	Loan, 3.145% (LIBOR + 300 bps), 2/18/27	977,538
	Total Financial Services	$ 4,968,161
Healthcare — 0.0%†
522,654	Grifols Worldwide Operations, Ltd., Dollar Tranche B
	Term Loan, 2.1% (LIBOR + 200 bps), 11/15/27	$ 513,018
358,343	Horizon Therapeutics USA, Inc., Seventh Amendment
Refinancing Term Loan, 2.188% (LIBOR +
	200 bps), 5/22/26	355,880
	Total Healthcare	$ 868,898
Healthcare & Pharmaceuticals — 0.1%
1,259,734	Acadia Healthcare Co., Inc., Tranche B-4 Term Loan,
	2.647% (LIBOR + 250 bps), 2/16/23	$ 1,251,991
1,063,781	Alkermes, Inc., 2023 Term Loan, 2.41% (LIBOR +
	225 bps), 3/27/23	1,055,802
970,000	Alphabet Holding Co., Inc. (aka Nature’s Bounty),
First Lien Initial Term Loan, 3.647% (LIBOR +
	350 bps), 9/26/24	946,720
1,200,000(i)	Milano Acquisition Corp., Term Loan B, 8/17/27	1,190,250
1,501,318	NMN Holdings III Corp., First Lien Closing Date
	Term Loan, 3.647% (LIBOR + 350 bps), 11/13/25	1,441,265
243,045	Prestige Brands, Inc., Term B-4 Loan, 2.147% (LIBOR +
	200 bps), 1/26/24	241,770
1,422,850	Sotera Health Holdings LLC, First Lien Initial Term
	Loan, 5.5% (LIBOR + 450 bps), 12/11/26	1,419,293
	Total Healthcare & Pharmaceuticals	$ 7,547,091
Healthcare, Education & Childcare — 0.3%
1,024,806	ATI Holdings Acquisition, Inc., First Lien Initial Term
	Loan, 4.5% (LIBOR + 350 bps), 5/10/23	$ 976,128

The accompanying notes are an integral part of these financial statements.
78 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	Healthcare, Education & Childcare — (continued)
2,200,000	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), First Incremental Term
	Loan, 2.901% (LIBOR + 275 bps), 11/27/25	$ 2,154,625
2,473,870	Bausch Health Cos., Inc. (fka Valeant Pharmaceuticals
	International, Inc.), Initial Term Loan, 3.151%
	(LIBOR + 300 bps), 6/2/25	2,429,546
4,844,922	LifePoint Health, Inc. (fka Regionalcare Hospital
	Partners Holdings, Inc.), First Lien Term B Loan, 3.897%
	(LIBOR + 375 bps), 11/16/25	4,716,726
1,477,500	Vizient, Inc., Term B-6 Loan, 2.147% (LIBOR +
	200 bps), 5/6/26	1,451,644
	Total Healthcare, Education & Childcare	$ 11,728,669
	Hotel, Gaming & Leisure — 0.1%
1,203,131	1011778 B.C. Unlimited Liability Co. (New Red
	Finance, Inc.) (aka Burger King/Tim Hortons),
	Term B-4 Loan, 1.897% (LIBOR + 175 bps), 11/19/26	$ 1,158,765
1,992,446	Boyd Gaming Corp., Refinancing Term B Loan, 2.356%
	(LIBOR + 225 bps), 9/15/23	1,942,635
1,989,854	Flutter Entertainment Plc, USD Term Loan, 3.72%
	(LIBOR + 350 bps), 7/10/25	1,992,755
	Total Hotel, Gaming & Leisure	$ 5,094,155
	Insurance — 0.1%
987,500	Alliant Holdings Intermediate LLC, 2019 New Term
	Loan, 3.401% (LIBOR + 325 bps), 5/9/25	$ 971,761
68,909	Alliant Holdings Intermediate LLC, Initial Term Loan,
	2.897% (LIBOR + 275 bps), 5/9/25	67,053
4,246,079	Asurion LLC (fka Asurion Corp.), New B-7 Term Loan,
	3.147% (LIBOR + 300 bps), 11/3/24	4,181,628
382,498	Confie Seguros Holding II Co., Term B Loan, 5.75%
	(LIBOR + 475 bps), 4/19/22	370,784
491,583	Integro Parent, Inc., First Lien Initial Term Loan, 6.75%
	(LIBOR + 575 bps), 10/31/22	484,209
339,500	USI, Inc. (fka Compass Investors, Inc.), 2017 New
	Term Loan, 3.22% (LIBOR + 300 bps), 5/16/24	329,103
	Total Insurance	$ 6,404,538
	Leasing — 0.1%
1,144,959	Avolon TLB Borrower 1 (US) LLC, Term B-3 Loan,
	2.5% (LIBOR + 175 bps), 1/15/25	$ 1,120,628
1,378,564	Avolon TLB Borrower 1 (US) LLC, Term B-4 Loan,
	2.25% (LIBOR + 150 bps), 2/12/27	1,326,221
1,084,634	Fly Funding II S.a.r.l., Replacement Term Loan, 1.99%
	(LIBOR + 175 bps), 8/11/25	962,613
975,000	IBC Capital I, Ltd. (aka Goodpack, Ltd.), First Lien
	Tranche B-1 Term Loan, 3.983% (LIBOR +
	375 bps), 9/11/23	918,937
	Total Leasing	$ 4,328,399

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 79

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
Leisure & Entertainment — 0.0%†
982,500(j)	24 Hour Fitness Worldwide, Inc., Term Loan, 3.647%
	(LIBOR + 350 bps), 5/30/25	$ 82,284
725,625	CityCenter Holdings LLC, Term B Loan, 3.0% (LIBOR +
	225 bps), 4/18/24	698,505
1,220,288	Fitness International LLC, Term B Loan, 4.25% (LIBOR +
	325 bps), 4/18/25	757,799
	Total Leisure & Entertainment	$ 1,538,588
Machinery — 0.1%
96,197	Clark Equipment Co. (aka Doosan Bobcat, Inc.),
Repriced 2019 Term Loan, 1.97% (LIBOR +
	175 bps), 5/18/24	$ 93,406
1,234,571	CTC AcquiCo GmbH, Facility B2, 3.256% (LIBOR +
	300 bps), 3/7/25	1,172,843
140,069	Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar
	Term Loan, 1.897% (LIBOR + 175 bps), 3/1/27	135,779
244,777	NN, Inc., Tranche B Term Loan, 6.5% (LIBOR +
	575 bps), 10/19/22	242,238
1,540,221	Shape Technologies Group, Inc., Initial Term Loan,
	3.151% (LIBOR + 300 bps), 4/21/25	1,170,568
2,731,406	Terex Corp., 2019 US Term Loan Commitments,
	3.5% (LIBOR + 275 bps), 1/31/24	2,676,778
292,000	Terex Corp., Incremental US Term Loan, 2.75%
	(LIBOR + 200 bps), 1/31/24	283,240
	Total Machinery	$ 5,774,852
Media — 0.1%
1,345,553	CSC Holdings LLC (fka CSC Holdings, Inc.
(Cablevision)), October 2018 Incremental Term Loan,
	2.402% (LIBOR + 225 bps), 1/15/26	$ 1,305,467
2,175,000	Ziggo Financing Partnership, Term Loan I Facility,
	2.652% (LIBOR + 250 bps), 4/30/28	2,102,198
	Total Media	$ 3,407,665
Metals & Mining — 0.1%
904,787	Atkore International, Inc., First Lien Initial Incremental
	Term Loan, 3.75% (LIBOR + 275 bps), 12/22/23	$ 902,751
772,710	BWay Holding Co., Initial Term Loan, 3.523% (LIBOR +
	325 bps), 4/3/24	731,418
215,625	Oxbow Carbon LLC, First Lien Tranche B Term Loan,
	3.897% (LIBOR + 375 bps), 1/4/23	212,391
1,826,944	Phoenix Guarantor, Inc. (aka Brightspring), First Lien
Tranche B-1 Term Loan, 3.401% (LIBOR +
	325 bps), 3/5/26	1,787,360
	Total Metals & Mining	$ 3,633,920

The accompanying notes are an integral part of these financial statements.
80 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
Oil & Gas — 0.1%
3,570,258	Centurion Pipeline Co. LLC (fka Lotus Midstream LLC),
Initial Term Loan, 3.397% (LIBOR +
	325 bps), 9/29/25	$ 3,534,556
	Total Oil & Gas	$ 3,534,556
Personal, Food & Miscellaneous Services — 0.0%†
1,215,813	Option Care Health, Inc., Term B Loan, 4.647%
	(LIBOR + 450 bps), 8/6/26	$ 1,207,707
	Total Personal, Food & Miscellaneous Services	$ 1,207,707
Printing & Publishing — 0.0%†
1,201,725	Red Ventures LLC (New Imagitas, Inc.), First Lien
	Term B-2 Loan, 2.647% (LIBOR + 250 bps), 11/8/24	$ 1,155,408
	Total Printing & Publishing	$ 1,155,408
Professional & Business Services — 0.2%
990,000	Clear Channel Outdoor Holdings, Inc., Term B Loan,
	3.761% (LIBOR + 350 bps), 8/21/26	$ 905,850
2,929,825	Elanco Animal Health, Inc., Term Loan, 1.905% (LIBOR +
	175 bps), 8/1/27	2,853,702
1,234,375	MYOB US Borrower LLC, First Lien Initial US Term Loan,
	4.147% (LIBOR + 400 bps), 5/6/26	1,211,230
2,000,000	Nielsen Finance LLC, Dollar Term B-5 Loan, 4.75%
	(LIBOR + 375 bps), 6/4/25	2,000,000
750,000(i)	Pre-Paid Legal Services, Inc. (aka LegalShield),
	Incremental Term Loan, 5/1/25	744,375
1,000,000	Victory Capital Holdings, Inc., Tranche B-1 Term Loan,
	2.799% (LIBOR + 250 bps), 7/1/26	987,500
	Total Professional & Business Services	$ 8,702,657
Retail — 0.2%
1,600,000	Asplundh Tree Expert LLC, Initial Term Loan, 2.655%
	(LIBOR + 250 bps), 9/7/27	$ 1,600,333
727,500	Bass Pro Group LLC, Initial Term Loan, 5.75% (LIBOR +
	500 bps), 9/25/24	723,271
2,450,000	HD Supply, Inc., Term B-5 Loan, 1.897% (LIBOR +
	175 bps), 10/17/23	2,446,428
2,372,514	KFC Holding Co. (aka Yum! Brands), 2018 Term B
	Loan, 1.9% (LIBOR + 175 bps), 4/3/25	2,334,172
	Total Retail	$ 7,104,204
Securities & Trusts — 0.0%†
319,772	RPI Intermediate Finance Trust, Term B-1 Term Facility,
	1.897% (LIBOR + 175 bps), 2/11/27	$ 319,372
	Total Securities & Trusts	$ 319,372

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 81

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	Telecommunications — 0.4%
5,022,100	CenturyLink, Inc., Term B Loan, 2.397% (LIBOR +
	225 bps), 3/15/27	$ 4,834,218
2,487,251	Ciena Corp., Refinancing Term Loan, 1.906% (LIBOR +
	175 bps), 9/26/25	2,475,203
2,432,003	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
	Tranche B-2 Term Loan, 1.897% (LIBOR +
	175 bps), 2/15/24	2,384,883
1,246,875	Go Daddy Operating Co. LLC (GD Finance Co., Inc.),
	Tranche B-3 Term Loan, 2.647% (LIBOR +
	250 bps), 8/10/27	1,231,289
3,990,234	Level 3 Financing, Inc., Tranche B 2027 Term Loan,
	1.897% (LIBOR + 175 bps), 3/1/27	3,869,813
1,484,673	Virgin Media Bristol LLC, N Facility, 2.652% (LIBOR +
	250 bps), 1/31/28	1,445,700
1,025,000(i)	Virgin Media Bristol LLC, Term Loan Q, 1/31/29	1,009,991
	Total Telecommunications	$ 17,251,097
	Transportation — 0.0%†
2,407,125	Envision Healthcare Corp., Initial Term Loan, 3.897%
	(LIBOR + 375 bps), 10/10/25	$ 1,736,139
63,408(k)	Syncreon Group BV, Second Out Term Loan, 7.0%
	(6.0% PIK or 1.0% cash), 4/1/25	59,445
	Total Transportation	$ 1,795,584
	Utilities — 0.1%
1,095,013	APLP Holdings, Ltd. Partnership, Term Loan, 3.5%
	(LIBOR + 250 bps), 4/14/25	$ 1,094,556
753,688	Calpine Construction Finance Co., LP, Term B Loan,
	2.147% (LIBOR + 200 bps), 1/15/25	731,831
495,000	Calpine Corp., Term Loan, 2.147% (LIBOR +
	200 bps), 8/12/26	482,183
1,994,635	Compass Power Generation, LLC, Tranche B-1 Term
	Loan, 4.5% (LIBOR + 350 bps), 12/20/24	1,963,469
471,819	Eastern Power LLC (Eastern Covert Midco LLC) (aka
	TPF II LC LLC), Term Loan, 4.75% (LIBOR +
	375 bps), 10/2/25	469,129
565,759	Vistra Operations Co. LLC (fka Tex Operations Co.
	LLC), 2018 Incremental Term Loan, 1.897% (LIBOR +
	175 bps), 12/31/25	558,333
	Total Utilities	$ 5,299,501
	TOTAL SENIOR SECURED FLOATING RATE
	LOAN INTERESTS
	(Cost $183,630,008)	$ 177,286,910

The accompanying notes are an integral part of these financial statements.
82 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Principal
Amount
USD ($)		Value
	U.S. GOVERNMENT AND AGENCY
	OBLIGATIONS — 3.8% of Net Assets
7,317(a)	Fannie Mae, 3.371% (1 Year CMT Index +
	210 bps), 9/1/32	$ 7,487
179(a)	Fannie Mae, 3.624% (1 Year CMT Index +
	232 bps), 11/1/23	180
6,731(a)	Fannie Mae, 3.733% (2 Month USD LIBOR +
	168 bps), 1/1/48	6,872
6,915(a)	Fannie Mae, 3.766% (1 Year CMT Index +
	219 bps), 10/1/32	6,929
6,132(a)	Fannie Mae, 3.795% (1 Year CMT Index +
	217 bps), 2/1/34	6,098
541(a)	Federal Home Loan Mortgage Corp., 3.07% (1 Year
	CMT Index + 230 bps), 10/1/23	541
3,824(a)	Federal Home Loan Mortgage Corp., 4.125% (2 Month
	USD LIBOR + 200 bps), 11/1/33	3,852
948(a)	Federal Home Loan Mortgage Corp., 4.371% (5 Year
	CMT Index + 212 bps), 6/1/35	961
1,153(a)	Government National Mortgage Association II, 3.0%
	(1 Year CMT Index + 150 bps), 1/20/22	1,164
25,000,000(a)	U.S. Treasury Floating Rate Notes, 0.254% (3 Month U.S.
	Treasury Bill Money Market Yield + 15 bps), 1/31/22	25,040,858
25,000,000(a)	U.S. Treasury Floating Rate Notes, 0.32% (3 Month U.S.
	Treasury Bill Money Market Yield + 22 bps), 7/31/21	25,045,777
119,000,000(a)	U.S. Treasury Floating Rate Notes, 0.4% (3 Month U.S.
	Treasury Bill Money Market Yield + 30 bps), 10/31/21	119,384,656
11,700,000	U.S. Treasury Note, 2.25%, 7/31/21	11,907,035
	TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
	(Cost $181,394,860)	$ 181,412,410
	TEMPORARY CASH INVESTMENTS — 4.1%
	of Net Assets
	CERTIFICATES OF DEPOSIT — 0.4%
6,100,000(a)	Lloyds Bank Corporate Markets Plc, 0.822% (3 Month
	USD LIBOR + 55 bps), 7/19/21	$ 6,116,009
6,375,000	Natixis, 1.93%, 11/13/20	6,389,124
9,200,000	Skandinaviska Enskilda Banken, 0.24%, 10/1/20	9,200,038
		$ 21,705,171
	COMMERCIAL PAPERS — 2.1%
2,900,000	Bat Capital Co., 0.25%, 10/5/20	$ 2,899,936
9,200,000	CenterPoint Energy, Inc., 0.12%, 10/1/20	9,199,972
9,200,000	Cigna Holding Co., 0.2%, 10/9/20	9,199,627
1,450,000	DNB Bank ASA, 0.12%, 10/13/20	1,449,948
9,200,000	Enable Midstream Partners, 0.55%, 10/1/20	9,199,898
2,500,000	Enel Finance America LLC, 0.28%, 10/6/20	2,499,933
18,400,000	Energy Transfer LP, 0.62%, 10/1/20	18,399,796

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 83

Schedule of Investments | 9/30/20
(unaudited) (continued)

Principal
Amount
USD ($)		Value
	COMMERCIAL PAPERS — (continued)
9,200,000	Eni Finance USA, Inc., 0.12%, 10/1/20	$ 9,199,964
9,210,000	General Motors, Inc., 0.5%, 10/1/20	9,209,895
5,600,000	LG&E & KU Energy LLC, 0.16%, 10/9/20	5,599,769
18,400,000	Prudential Funding LLC, 0.11%, 10/1/20	18,399,965
4,000,000	Santander UK, 0.2%, 10/2/20	3,999,981
		$ 99,258,684
	REPURCHASE AGREEMENTS — 1.6%
18,980,000	$18,980,000 Merrill Lynch, Pierce, Fenner & Smith, Inc.,
	0.07%, dated 9/30/20 plus accrued interest on
	10/1/20 collateralized by $19,359,600
	Government National Mortgage Association,
	2.0%, 9/20/50.	$ 18,980,000
18,980,000	$18,980,000 RBC Capital Markets LLC, 0.08%,
	dated 9/30/20 plus accrued interest on 10/1/20
	collateralized by the following:
	$1,245,165 Freddie Mac Giant, 4.0%, 2/1/47
	$18,114,478 Government National Mortgage
	Association, 2.0%-4.0%, 2/20/48-9/20/50.	18,980,000
18,980,000	$18,980,000 ScotiaBank, 0.07%, dated 9/30/20
	plus accrued interest on 10/1/20 collateralized
	by the following:
	$12,120,387 Freddie Mac Giant, 3.5%, 5/1/50
	$7,239,364 U.S. Treasury Notes, 2.3, 11/15/27.	18,980,000
9,490,000	$9,490,000 TD Securities USA LLC, 0.06%, dated
	9/30/20 plus accrued interest on 10/1/20
	collateralized by $9,679,867 U.S. Treasury Notes,
	2.0%, 2/15/50.	9,490,000
9,490,000	$9,490,000 TD Securities USA LLC, 0.08%,
	dated 9/30/20 plus accrued interest on 10/1/20
	collateralized by $9,679,867 U.S. Treasury Notes,
	2.0%, 2/15/50.	9,490,000
		$ 75,920,000
	TOTAL TEMPORARY CASH INVESTMENTS
	(Cost $196,879,167)	$ 196,883,855
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 100.5%
	(Cost $4,812,348,018)	$4,765,467,894
	OTHER ASSETS AND LIABILITIES — (0.5)%	$ (21,644,793)
	NET ASSETS — 100.0%	$4,743,823,101

The accompanying notes are an integral part of these financial statements.
84 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

bps	Basis Points.
CMT	Constant Maturity Treasury.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans.
LIBOR	London Interbank Offered Rate.
PRIME	U.S. Federal Funds Rate.
REIT	Real Estate Investment Trust.
REMICS	Real Estate Mortgage Investment Conduits.
SOFRRATE	Secured Overnight Financing Rate.
Strips	Separate trading of Registered interest and principal of securities.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2020, the value of these securities amounted to $1,962,033,920, or 41.4% of net assets.

†	Amount rounds to less than 0.1%.
*
Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2020.

+	Security that used significant unobservable inputs to determine its value.
(a)	Floating rate note. Coupon rate, reference index and spread shown at September 30, 2020.
(b)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at September 30, 2020.
(c)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2020.
(d)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(e)	Issued as participation notes.
(f)	Non-income producing security.
(g)	Issued as preference shares.
(h)	Consists of Revenue Bonds unless otherwise indicated.
(i)	This term loan will settle after September 30, 2020, at which time the interest rate will be determined.
(j)	Security is in default.
(k)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
#	Securities are restricted as to resale.

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 85

Schedule of Investments | 9/30/20
(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Adare Re 2020	12/30/2019	$2,511,250	$2,606,675
Ailsa Re 2019	6/7/2019	2,750,000	2,818,475
Akibare Re	3/22/2018	250,000	247,275
Akibare Re	3/22/2018	500,000	496,400
Alamo Re II	5/29/2020	2,500,000	2,582,500
Alturas Re 2019-1	12/20/2018	2,000	9,819
Alturas Re 2019-2	12/19/2018	36,448	194,498
Aozora Re	3/20/2017	1,500,000	1,500,000
Artex Sac, Ltd. Bantry Re, 2016	2/6/2019	201,500	201,500
Bantry Re 2017	2/6/2019	472,246	472,200
Bantry Re 2018	2/6/2019	22,757	22,800
Bantry Re 2019	2/1/2019	—	135,855
Berwick Re 2017-1	1/5/2017	41,453	41,375
Berwick Re 2018-1	1/10/2018	975,468	623,124
Berwick Re 2019-1	12/31/2018	437,104	437,135
Blue Lotus Re 2018	12/20/2017	—	65,550
Bonanza RE	2/13/2020	1,500,000	1,500,750
Bowline Re	6/17/2020	242,878	249,575
Bowline Re	3/12/2019	250,000	253,625
Caelus Re V	5/4/2018	750,000	741,675
Caelus Re V	5/4/2018	500,000	499,000
Caelus Re V	4/27/2017	625,000	568,750
Caelus Re VI	2/20/2020	750,000	749,250
Carnoustie Re 2017	1/3/2017	475,515	263,600
Carnoustie Re 2019	12/31/2018	—	2,090
Castle Stuart Re 2018	12/20/2017	496,780	261,880
Cypress Re 2017	1/24/2017	3,361	18,200
Denning Re 2019	8/8/2019	2,941,866	3,081,638
Dingle Re 2019	3/4/2019	455,946	510,263
Dingle Re 2020	2/13/2020	232,875	253,771
Eden Re II	12/14/2018	4,000	32,466
Eden Re II	1/22/2019	35,797	298,987
Eden Re II	12/15/2017	4,482	48,741
Eden Re II	1/23/2018	2,621	70,950
First Coast Re II Pte	6/15/2020	680,818	701,330
FloodSmart Re	4/10/2019	500,000	496,500
Formby Re 2018	7/9/2018	296,099	353,832
Fortius Re II	7/13/2017	500,000	500,950
Galilei Re	1/4/2017	1,143,994	1,150,000
Galilei Re	1/4/2017	2,299,292	2,301,150
Galilei Re	1/4/2017	1,250,000	1,250,000
Gleneagles Re 2016	1/14/2016	—	40,560
Gullane Re 2018	3/26/2018	2,018,740	2,168,623
Harambee Re 2018	12/19/2017	156,092	22,400
Harambee Re 2019	12/20/2018	—	46,000
Hypatia Ltd.	7/10/2020	1,000,000	1,046,500
Hypatia Ltd.	7/10/2020	2,500,000	2,610,750
Integrity Re	4/19/2018	2,492,626	2,453,000
International Bank for
Reconstruction & Development	2/28/2020	500,000	499,450
International Bank for
Reconstruction & Development	2/2/2018	1,800,000	1,792,800

The accompanying notes are an integral part of these financial statements.
86 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Restricted Securities	Acquisition date	Cost	Value
International Bank for
Reconstruction & Development	2/2/2018	$1,300,000	$1,294,540
International Bank for
Reconstruction & Development	2/2/2018	700,000	702,380
International Bank for
Reconstruction & Development	2/28/2020	500,000	499,450
Kendall Re	6/12/2020	490,004	500,500
Kilimanjaro II Re	6/12/2020	342,037	350,350
Kilimanjaro II Re	4/6/2017	1,700,000	1,698,300
Kilimanjaro Re	6/12/2020	244,584	251,375
Kizuna Re II	3/16/2018	746,616	747,900
Kizuna Re II	6/5/2020	246,812	249,250
Leven Re 2020	1/29/2020	3,130,075	3,273,283
Limestone Re 2016-1	12/15/2016	1,980	70
Limestone Re 2016-1	12/15/2016	3,300	116
Limestone Re 2018	6/20/2018	2,000	68,353
Limestone Re 2019-2	6/20/2018	223,000	388,912
Lion Rock Re 2019	12/17/2018	—	39,100
Long Point Re III	5/17/2018	1,250,000	1,250,125
Lorenz Re 2018	6/26/2018	1,073,131	109,600
Lorenz Re 2019	6/26/2019	892,789	265,397
Matterhorn Re	6/25/2020	2,213,414	2,263,000
Matterhorn Re	4/30/2020	242,423	243,125
Matterhorn Re	4/30/2020	250,000	254,875
Matterhorn Re	1/29/2020	1,494,179	1,503,450
Matterhorn Re	6/5/2020	394,638	401,080
Matterhorn Re	6/25/2020	2,250,000	2,281,500
Matterhorn Re 2019-1	6/14/2019	494,541	495,700
Matterhorn Re 2020-1	12/20/2019	2,000,000	2,004,600
Merion Re 2018-2	12/28/2017	3,000,000	3,232,500
Nakama Re	9/21/2016	697,068	697,970
NCM Re 2019	12/27/2018	5,323	113,623
Oakmont Re 2017	5/10/2017	—	14,700
Oakmont Re 2019	5/21/2019	1,454,186	1,730,780
Pangaea Re 2016-2	5/31/2016	—	2,675
Pangaea Re 2018-1	12/26/2017	285,564	42,109
Pangaea Re 2018-3	5/31/2018	963,444	82,974
Pangaea Re 2019-1	1/9/2019	29,397	58,345
Pangaea Re 2019-3	7/25/2019	88,238	105,799
Port Royal Re 2019	5/20/2019	3,682,624	4,045,158
Portrush Re 2017	6/12/2017	613,588	510,480
Residential Reinsurance 2016	6/12/2020	1,216,792	1,252,375
Residential Reinsurance 2016	11/3/2016	2,347,078	2,350,470
Residential Reinsurance 2017	4/19/2017	2,099,929	2,104,410
Residential Reinsurance 2017	11/3/2017	2,900,000	2,869,550
Residential Reinsurance 2018	4/30/2018	1,250,000	1,237,625
Residential Reinsurance 2019	5/8/2019	500,000	494,250
Residential Reinsurance 2020	5/27/2020	500,000	503,900
Resilience Re	4/13/2017	6,535	200
Resilience Re	2/8/2017	1,209	250
Sanders Re	6/12/2020	240,308	246,600
Sanders RE II Ltd.	5/20/2020	250,000	254,900

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 87

Schedule of Investments | 9/30/20
(unaudited) (continued)

Restricted Securities	Acquisition date	Cost	Value
Scotscraig Re 2020	1/29/2020	$2,031,469	$2,239,890
Sector Re V	1/1/2020	1,600,000	1,682,001
Sector Re V	12/4/2018	1,311,532	801,252
Sector Re V, Series 9, Class A	4/23/2019	800,000	337,059
Sector Re V, Series 9, Class G	5/1/2019	1,861	49,159
Spectrum Capital, Ltd.	6/12/2020	983,598	1,002,400
St. Andrews Re 2017-1	1/5/2017	84,685	84,750
St. Andrews Re 2017-4	3/31/2017	—	171,018
Tailwind Re	12/20/2017	3,349,219	3,396,900
Thopas Re 2018	12/12/2017	120,110	—
Thopas Re 2019	12/21/2018	511,491	447,600
Ursa Re	11/21/2017	600,000	599,400
Ursa Re	9/7/2018	992,479	998,700
Ursa Re	11/20/2019	744,320	749,550
Versutus Re 2017	1/5/2017	172,227	—
Versutus Re 2018	1/31/2018	67,925	38,000
Versutus Re 2019-A	1/28/2019	—	78,900
Versutus Re 2019-B	12/24/2018	—	64,140
Viribus Re 2018	12/22/2017	99,253	27,300
Viribus Re 2019	12/27/2018	—	100,250
Vita Capital VI, Ltd.	2/12/2020	1,747,991	1,487,500
Vitality Re VIII	2/13/2020	249,605	248,500
Vitality Re VIII	1/31/2020	999,884	991,500
Vitality Re X	1/23/2020	3,000,000	2,980,500
Vitality Re X	1/31/2020	1,748,641	1,736,875
Vitality Re X	2/3/2020	3,496,603	3,480,750
Vitality Re XI	1/23/2020	1,242,855	1,240,000
Woburn Re 2018	3/20/2018	642,700	158,914
Woburn Re 2019	1/30/2019	247,877	275,802
Total Restricted Securities			$107,850,821
% of Net assets			2.3%

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2020 were as follows:

	Purchases	Sales
Long-Term U.S. Government Securities	$50,068,583	$394,060,627
Other Long-Term Securities	$1,065,469,877	$1,146,988,978

The accompanying notes are an integral part of these financial statements.
88 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2020, the Fund engaged in purchases of $8,903,060 and sales of $194,855 pursuant to these procedures, which resulted in a net realized gain/(loss) of $(11,765).
At September 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $4,824,779,322 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$19,428,422
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(78,739,850)
Net unrealized depreciation	$(59,311,428)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 89

Schedule of Investments | 9/30/20
(unaudited) (continued)
The following is a summary of the inputs used as of September 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$1,562,355,864	$—	$1,562,355,864
Collateralized Mortgage
Obligations	—	687,457,356	—	687,457,356
Commercial Mortgage-Backed
Securities	—	538,842,949	—	538,842,949
Corporate Bonds	—	1,288,253,059	—	1,288,253,059
Foreign Government Bond	—	25,055,751	—	25,055,751
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes - California	—	—	2,606,675	2,606,675
Multiperil - Massachusetts	—	—	3,081,638	3,081,638
Multiperil - U.S.	—	—	4,809,192	4,809,192
Multiperil - U.S. & Canada	—	—	3,273,283	3,273,283
Multiperil - U.S. Regional	—	—	2,818,475	2,818,475
Multiperil - Worldwide	—	—	407,748	407,748
Windstorm - Florida	—	—	864,312	864,312
Windstorm - U.S. Regional	—	—	1,745,480	1,745,480
Industry Loss Warranties
Multiperil - U.S.	—	—	2,239,890	2,239,890
Reinsurance Sidecars
Multiperil - U.S.	—	—	595,970	595,970
Multiperil - Worldwide	—	—	13,300,803	13,300,803
All Other Insurance-Linked
Securities	—	72,107,355	—	72,107,355
Municipal Bond	—	68,919	—	68,919
Senior Secured Floating
Rate Loan Interests	—	177,286,910	—	177,286,910
U.S. Government and
Agency Obligations	—	181,412,410	—	181,412,410
Certificates of Deposit	—	21,705,171	—	21,705,171
Commercial Papers	—	99,258,684	—	99,258,684
Repurchase Agreements	—	75,920,000	—	75,920,000
Total Investments in Securities	$—	$4,729,724,428	$35,743,466	$4,765,467,894

The accompanying notes are an integral part of these financial statements.
90 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 3/31/20	$61,676,226
Realized gain (loss)(1)	(1,493,565)
Change in unrealized depreciation(2)	(332,728)
Accrued discounts/premiums	—
Purchases	—
Sales	(23,625,717)
Transfers in to Level 3*	—
Transfers out of Level 3*	(480,750)
Balance as of 9/30/20	$35,743,466

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*
Transfers are calculated on the beginning of period value. For the six months ended September 30, 2020, securities with an aggregate market value of $480,750 was transferred from Level 3 to Level 2, due to valuing the security using observable inputs. There were no other transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at September 30, 2020:	$(1,035,419)

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 91

Statement of Assets and Liabilities | 9/30/20
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $4,812,348,018)	$4,765,467,894
Cash	32,812,938
Receivables —
Investment securities sold	22,693,386
Fund shares sold	22,406,583
Interest	7,289,931
Other assets	176,852
Total assets	$4,850,847,584
LIABILITIES:
Payables —
Investment securities purchased	$80,796,998
Fund shares repurchased	24,499,026
Distributions	446,453
Trustees’ fees	11,885
Unrealized depreciation on unfunded loan commitments	12,310
Due to affiliates	277,403
Accrued expenses	980,408
Total liabilities	$107,024,483
NET ASSETS:
Paid-in capital	$5,045,282,404
Distributable earnings (loss)	(301,459,303)
Net assets	$4,743,823,101
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,635,492,635/170,177,417 shares)	$9.61
Class C (based on $262,256,938/27,275,134 shares)	$9.62
Class C2 (based on $20,970,417/2,180,546 shares)	$9.62
Class K (based on $265,748,854/27,570,153 shares)	$9.64
Class Y (based on $2,559,354,257/265,854,257 shares)	$9.63

The accompanying notes are an integral part of these financial statements.
92 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 9/30/20

INVESTMENT INCOME:
Interest from unaffiliated issuers	$46,812,600
Dividends from unaffiliated issuers	1,942,416
Total investment income		$48,755,016
EXPENSES:
Management fees	$7,610,612
Administrative expense	570,568
Transfer agent fees
Class A	202,758
Class C	38,051
Class C2	5,313
Class K	401
Class Y	982,428
Distribution fees
Class A	1,617,815
Class C	703,762
Class C2	53,311
Shareowner communications expense	76,513
Custodian fees	74,418
Registration fees	167,838
Professional fees	146,150
Printing expense	28,331
Pricing fees	112,407
Trustees’ fees	160,193
Insurance expense	8,801
Miscellaneous	90,612
Total expenses		$12,650,282
Net investment income		$36,104,734
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$(31,243,408)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$224,490,423
Unfunded loan commitments	110,019	$224,600,442
Net realized and unrealized gain (loss) on investments		$193,357,034
Net increase in net assets resulting from operations		$229,461,768

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 93

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	9/30/20	Ended
	(unaudited)	3/31/20
FROM OPERATIONS:
Net investment income (loss)	$36,104,734	$161,673,331
Net realized gain (loss) on investments	(31,243,408)	(167,329,917)
Change in net unrealized appreciation (depreciation)
on investments	224,600,442	(254,161,235)
Net increase (decrease) in net assets resulting
from operations	$229,461,768	$(259,817,821)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.08 and $0.27 per share, respectively)	$(13,856,174)	$(48,393,422)
Class C ($0.07 and $0.24 per share, respectively)	(2,002,457)	(9,350,830)
Class C2 ($0.07 and $0.24 per share, respectively)	(151,523)	(292,948)
Class K ($0.09 and $0.30 per share, respectively)	(2,598,006)	(10,737,706)
Class Y ($0.09 and $0.29 per share, respectively)	(25,265,911)	(105,798,339)
Total distributions to shareowners	$(43,874,071)	$(174,573,245)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$1,108,668,710	$5,510,392,928
Reinvestment of distributions	39,928,797	158,619,800
Cost of shares repurchased	(1,794,751,386)	(5,915,746,371)
Net decrease in net assets resulting from
Fund share transactions	$(646,153,879)	$(246,733,643)
Net decrease in net assets	$(460,566,182)	$(681,124,709)
NET ASSETS:
Beginning of period	$5,204,389,283	$5,885,513,992
End of period	$4,743,823,101	$5,204,389,283

The accompanying notes are an integral part of these financial statements.
94 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

	Six Months	Six Months
	Ended	Ended
	9/30/20	9/30/20	Year Ended	Year Ended
	Shares	Amount	3/31/20	3/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	40,555,781	$385,149,078	207,659,616	$2,059,762,141
Reinvestment of
distributions	1,413,578	13,420,528	4,724,639	46,618,899
Less shares repurchased	(47,635,400)	(451,491,755)	(188,391,509)	(1,839,757,207)
Net increase
(decrease)	(5,666,041)	$(52,922,149)	23,992,746	$266,623,833
Class C
Shares sold	1,401,407	$13,322,343	11,059,054	$109,569,322
Reinvestment of
distributions	209,580	1,989,819	945,924	9,341,514
Less shares repurchased	(6,738,547)	(63,916,005)	(22,585,668)	(221,897,172)
Net decrease	(5,127,560)	$(48,603,843)	(10,580,690)	$(102,986,336)
Class C2
Shares sold	275,467	$2,620,229	1,697,084	$16,812,541
Reinvestment of
distributions	1,566	14,873	7,983	78,821
Less shares repurchased	(360,849)	(3,448,556)	(309,176)	(2,999,390)
Net increase
(decrease)	(83,816)	$(813,454)	1,395,891	$13,891,972
Class K
Shares sold	2,412,091	$22,680,643	16,044,359	$159,364,345
Reinvestment of
distributions	270,854	2,579,517	1,078,075	10,665,224
Less shares repurchased	(3,587,390)	(34,018,593)	(16,312,518)	(159,929,239)
Net increase
(decrease)	(904,445)	$(8,758,433)	809,916	$10,100,330
Class Y
Shares sold	72,160,273	$684,896,417	319,898,241	$3,164,884,579
Reinvestment of
distributions	2,305,513	21,924,060	9,300,699	91,915,342
Less shares repurchased	(131,118,276)	(1,241,876,477)	(376,494,340)	(3,691,163,363)
Net decrease	(56,652,490)	$(535,056,000)	(47,295,400)	$(434,363,442)

The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 95

Financial Highlights

	Six Months
	Ended		Year	Year	Year	Year	Year
	9/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class A
Net asset value, beginning of period	$9.26		$9.92	$9.95	$9.99	$9.92	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.07		$0.25	$0.26	$0.18	$0.16	$0.10
Net realized and unrealized gain (loss) on investments	0.36		(0.64)	(0.03)	(0.03)	0.08	(0.06)
Net increase (decrease) from investment operations	$0.43		$(0.39)	$0.23	$0.15	$0.24	$0.04
Distributions to shareowners:
Net investment income	$(0.08)		$(0.27)	$(0.26)	$(0.19)	$(0.17)	$(0.12)
Net increase (decrease) in net asset value	$0.35		$(0.66)	$(0.03)	$(0.04)	$0.07	$(0.08)
Net asset value, end of period	$9.61		$9.26	$9.92	$9.95	$9.99	$9.92
Total return (b)	4.67	%(c)	(4.02)%	2.32%	1.51%	2.43%	0.41%
Ratio of net expenses to average net assets	0.59	%(d)	0.58%	0.59%	0.60%	0.61%	0.63%
Ratio of net investment income (loss) to average net assets	1.39	%(d)	2.52%	2.58%	1.81%	1.59%	1.01%
Portfolio turnover rate	26	%(c)	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$1,635,493		$1,628,082	$1,506,433	$1,209,820	$759,455	$673,352

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
96 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	9/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class C
Net asset value, beginning of period	$9.26		$9.91	$9.94	$9.97	$9.91	$9.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.05		$0.22	$0.22	$0.15	$0.13	$0.07
Net realized and unrealized gain (loss) on investments	0.38		(0.63)	(0.02)	(0.02)	0.07	(0.06)
Net increase (decrease) from investment operations	$0.43		$(0.41)	$0.20	$0.13	$0.20	$0.01
Distributions to shareowners:
Net investment income	$(0.07)		$(0.24)	$(0.23)	$(0.16)	$(0.14)	$(0.09)
Net increase (decrease) in net asset value	$0.36		$(0.65)	$(0.03)	$(0.03)	$0.06	$(0.08)
Net asset value, end of period	$9.62		$9.26	$9.91	$9.94	$9.97	$9.91
Total return (b)	4.62	%(c)	(4.24)%	1.99%	1.28%	2.00%	0.11%
Ratio of net expenses to average net assets	0.90	%(d)	0.89%	0.91%	0.92%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets	1.10	%(d)	2.25%	2.22%	1.48%	1.27%	0.70%
Portfolio turnover rate	26	%(c)	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$262,257		$300,129	$425,928	$623,642	$568,840	$524,030

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 97

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	9/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class C2
Net asset value, beginning of period	$9.27		$9.91	$9.94	$9.97	$9.91	$9.99
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.05		$0.21	$0.22	$0.15	$0.13	$0.07
Net realized and unrealized gain (loss) on investments	0.37		(0.61)	(0.02)	(0.02)	0.07	(0.06)
Net increase (decrease) from investment operations	$0.42		$(0.40)	$0.20	$0.13	$0.20	$0.01
Distributions to shareowners:
Net investment income	$(0.07)		$(0.24)	$(0.23)	$(0.16)	$(0.14)	$(0.09)
Net increase (decrease) in net asset value	$0.35		$(0.64)	$(0.03)	$(0.03)	$0.06	$(0.08)
Net asset value, end of period	$9.62		$9.27	$9.91	$9.94	$9.97	$9.91
Total return (b)	4.52	%(c)	(4.13)%	1.98%	1.29%	2.00%	0.11%
Ratio of net expenses to average net assets	0.92	%(d)	0.88%	0.91%	0.92%	0.93%	0.94%
Ratio of net investment income (loss) to average net assets	1.07	%(d)	2.17%	2.25%	1.47%	1.27%	0.69%
Portfolio turnover rate	26	%(c)	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$20,970		$20,982	$8,604	$8,929	$9,834	$10,292

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
98 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

	Six Months
	Ended		Year	Year	Year	Year	Year
	9/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class K
Net asset value, beginning of period	$9.29		$9.93	$9.96	$9.99	$9.93	$10.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.08		$0.28	$0.28	$0.20	$0.19	$0.12
Net realized and unrealized gain (loss) on investments	0.36		(0.62)	(0.03)	(0.02)	0.06	(0.06)
Net increase (decrease) from investment operations	$0.44		$(0.34)	$0.25	$0.18	$0.25	$0.06
Distributions to shareowners:
Net investment income	$(0.09)		$(0.30)	$(0.28)	$(0.21)	$(0.19)	$(0.14)
Net increase (decrease) in net asset value	$0.35		$(0.64)	$(0.03)	$(0.03)	$0.06	$(0.08)
Net asset value, end of period	$9.64		$9.29	$9.93	$9.96	$9.99	$9.93
Total return (b)	4.78	%(c)	(3.60)%	2.54%	1.83%	2.55%	0.64%
Ratio of net expenses to average net assets	0.37	%(d)	0.36%	0.37%	0.38%	0.42%	0.42%
Ratio of net investment income (loss) to average net assets	1.62	%(d)	2.79%	2.82%	2.03%	1.92%	1.24%
Portfolio turnover rate	26	%(c)	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$265,749		$264,405	$274,682	$158,443	$91,666	$5,026

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 99

Financial Highlights (continued)

	Six Months
	Ended		Year	Year	Year	Year	Year
	9/30/20		Ended	Ended	Ended	Ended	Ended
	(unaudited)		3/31/20	3/31/19	3/31/18	3/31/17*	3/31/16*
Class Y
Net asset value, beginning of period	$9.27		$9.92	$9.96	$9.99	$9.93	$10.01
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.07		$0.27	$0.27	$0.19	$0.17	$0.11
Net realized and unrealized gain (loss) on investments	0.38		(0.63)	(0.04)	(0.01)	0.07	(0.06)
Net increase (decrease) from investment operations	$0.45		$(0.36)	$0.23	$0.18	$0.24	$0.05
Distributions to shareowners:
Net investment income	$(0.09)		$(0.29)	$(0.27)	$(0.21)	$(0.18)	$(0.13)
Net increase (decrease) in net asset value	$0.36		$(0.65)	$(0.04)	$(0.03)	$0.06	$(0.08)
Net asset value, end of period	$9.63		$9.27	$9.92	$9.96	$9.99	$9.93
Total return (b)	4.85	%(c)	(3.78)%	2.37%	1.76%	2.46%	0.54%
Ratio of net expenses to average net assets	0.44	%(d)	0.44%	0.45%	0.46%	0.50%	0.51%
Ratio of net investment income (loss) to average net assets	1.55	%(d)	2.69%	2.74%	1.94%	1.70%	1.15%
Portfolio turnover rate	26	%(c)	100%	61%	54%	69%	58%
Net assets, end of period (in thousands)	$2,559,354		$2,990,790	$3,669,866	$2,509,061	$1,768,502	$1,418,468

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per share data presented above is based on the average shares outstanding for the period presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Not annualized.
(d)   Annualized.
The accompanying notes are an integral part of these financial statements.
100 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Notes to Financial Statements | 9/30/20
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.
The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
During March 2017, the Financial Accounting Standards Board (FASB) issued an Accounting Standard Update, ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”), which shortens the amortization period for purchased non-contingently callable debt securities held at a premium. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for certain purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 101

Fund has adopted ASU 2017-08 as of January 1, 2019. The implementation of ASU 2017-08 did not have a material impact on the Fund’s financial statements.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.
102 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.
Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 103

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At September 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
104 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$174,573,245
Total	$174,573,245

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$1,050,217
Capital loss carryforward	(203,032,222)
Current year dividend payable	(1,141,032)
Unrealized depreciation	(283,923,963)
Total	$(487,047,000)

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 105

The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to event-linked bonds and the tax treatment of premium and amortization.
D.   Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $0 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2020.
E.   Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class C2 shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent, for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.
F.   Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.
106 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities.
The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the fund, issuers of instruments in which the fund invests, and financial markets generally.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions,
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 107

loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
G.   Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend
108 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
H.   Repurchase Agreements
Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund’s custodian or a sub-custodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 109

sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.
Open repurchase agreements at September 30, 2020, are disclosed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.35% of the Fund’s average daily net assets up to $1 billion, 0.30% of the next $4 billion of the Fund’s average daily net assets, 0.25% of the next $2.5 billion of the Fund’s average daily net assets and 0.20% of the Fund’s average daily net assets over $7.5 billion. For the six months ended September 30, 2020, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.31% (annualized) of the Fund’s average daily net assets.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $213,242 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$20,520
Class C	5,262
Class C2	21
Class K	181
Class Y	50,529
Total	$76,513

110 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

4. Distribution Plan
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class C2 shares. Pursuant to the Plan, the Fund pays the Distributor 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $64,161 in distribution fees payable to the Distributor at September 30, 2020.
In addition, redemptions of Class A and Class C2 shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C2 shares redemptions of shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class C, Class K and Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2020, CDSCs in the amount of $9,472 were paid to the Distributor.
5. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2020, the Fund had no borrowings under the credit facility.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 111

6. Unfunded Loan Commitments
The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations.
As of September 30, 2020, the Fund had the following unfunded loan commitments outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
NMN Holdings III Corp.	$322,381	$321,795	$309,485	$ (12,310)
Total Value	$322,381	$321,795	$309,485	$(12,310)

7. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
112 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 113

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
114 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Multi-Asset Ultrashort Income Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 115

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
116 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis.
The Trustees discussed the Fund’s performance with the Adviser on a more frequent basis in light of the Fund’s unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted APAM’s explanation for the Fund’s relative performance and the steps taken by APAM to address the Fund’s performance, including enhancing the investment process used for the Fund. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the third quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the second quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 117

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
118 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 119

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
120 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 121

This page was intentionally left blank.

122 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

This page was intentionally left blank.

Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20 123

This page was intentionally left blank.

124 Pioneer Multi-Asset Ultrashort Income Fund | Semiannual Report | 9/30/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 25249-09-1120

Pioneer Fundamental Growth Fund
Semiannual Report | September 30, 2020

A: PIGFX	C: FUNCX	K: PFGKX	R: PFGRX	Y: FUNYX

Beginning in or after March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-800-225-6292.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-225-6292. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 1

President’s Letter

Dear Shareholders,
The new decade has arrived delivering a calendar year that will go down in the history books. The beginning of 2020 seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. As the fourth quarter of 2020 got underway, it appeared that the long-anticipated “second wave” of COVID-19 cases was occurring, both in some U.S. states and in Europe. In response, some governments began retightening restrictions on both business and personal activities, likely assuring that the “new normal” conditions created by the pandemic will continue well into 2021.
The long-term impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile, delivering significantly negative performance in the first quarter, and then recovering most of those losses throughout the rest of the spring and summer. Despite the rebound, volatility has remained elevated, with momentum rising and falling on seemingly every bit of positive or negative news regarding potential COVID-19 vaccines as well as headlines surrounding the U.S. elections.
Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
2 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

At Amundi, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
September 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 3

Portfolio Management Discussion | 9/30/20
U.S. equity markets rebounded sharply during the six-month period ended September 30, 2020, as investors regained long-term confidence following the COVID-19 pandemic-driven bear market in February and March. In the following interview, Andrew Acheson and Paul Cloonan discuss the factors that affected the performance of Pioneer Fundamental Growth Fund during the six-month period. Mr. Acheson, Managing Director, Director of Growth, U.S., and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi*), and Mr. Cloonan, a senior vice president and a portfolio manager at Amundi, are responsible for the day-to-day management of the Fund.
Q How did the Fund perform during the six-month period ended September 30, 2020?
A Pioneer Fundamental Growth Fund’s Class A shares returned 37.41% at net asset value during the six-month period ended September 30, 2020, while the Fund’s benchmark, the Russell 1000 Growth Index (the Russell Index), returned 44.74%. During the same period, the average return of the 1,351 mutual funds in Morningstar’s Large Growth Funds category was 42.35%.
Q How would you describe the investment environment for domestic equity stocks during the six-month period ended September 30, 2020?
A The six-month period continued to feature elevated market volatility for U.S. equities. Unprecedented levels of monetary and fiscal stimulus from the Federal Reserve (Fed) and U.S. government boosted liquidity in the financial system and quickly generated a sense of optimism that the economic effects of the COVID-19 pandemic, though severe, could be short-lived. Corporate earnings results added to investors’ upbeat outlook, with second-quarter earnings surpassing consensus estimates by an unprecedented margin of more than 20%.
Markets continued to rally later in the period as many U.S. businesses reopened after the initial COVID-19-induced shutdowns aimed at slowing the spread of the virus. The economy showed several signs of strength, with a surge in consumer spending and housing sales. The Fed also signaled that interest rates would likely remain low for several years, lending support to equity valuations. In that environment, fixed-income alternatives offered little appeal to investors. However, after reaching
*  See Notes to Financial Statements Note 7.
4 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

new highs in early September, markets became choppier as an uptick in COVID-19 case counts as well as uncertainty about the November presidential election combined to prompt a pullback.
Growth stocks outperformed value stocks by a wide margin during the six-month period, extending a streak of outperformance for the growth segment that has lasted for several years. Early in the six-month period, high-valuation growth stocks had the best returns, especially within the information technology sector. Later in the period, however, the consumer discretionary sector overtook information technology to become the Russell Index’s top-performing sector for the full six months.
Q What factors detracted from the Fund’s performance relative to the Russell Index benchmark during the six-month period ended September 30, 2020?
A During the six-month period, we maintained our traditional discipline of focusing the Fund’s investments on shares of higher-quality corporations with stable businesses and steady earnings. Given our focus on mitigating risk, the Fund’s performance has typically lagged that of the benchmark when markets have appreciated significantly, as was the case throughout most of the six-month period.
More specifically, three factors drove the Fund’s benchmark-relative underperformance. First, investors have largely been favoring high-growth, high-valuation stocks, and the returns of stocks with the highest price-to-earnings ratios represented in the benchmark have far exceeded the overall returns of the Russell Index. The Fund has been underweight in stocks of those companies, due to our concerns about the sustainability of their valuations.
Second, the unique nature of the COVID-19 economic contraction has hurt the performance of some Fund holdings that have historically acted more defensively during recessionary periods. For instance, the off-price retail industry has typically been resistant to recessionary conditions in the past. However, store closures driven by COVID-19 restrictions have caused sales and profits for many of those businesses to decline sharply.
Finally, the weighting of the largest five stocks within the Russell Index has grown to record levels. The benchmark’s concentration in a handful of stocks has raised risk-management concerns for us, especially as the concentration has also resulted in unprecedented exposure within the Russell Index to a single sector: information technology. In seeking to manage risk, we have deliberately maintained below-benchmark exposures in the Fund to those stocks, even as they have outperformed.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 5

Q Which individual stocks detracted from the Fund’s benchmark-relative performance during the six-month period ended September 30, 2020?
A The two biggest individual detractors from the Fund’s benchmark-relative returns during the six-month period were the portfolio’s lack of exposure to strong-performing electric vehicle manufacturer Tesla, and an underweight position in tech giant Apple, as share prices of both companies climbed sharply during the period. Tesla’s stock valuation has become excessive, in our view, and Apple’s weighting in the Russell Index had climbed to 11% or greater at times during the six-month period.
Specific portfolio holdings that notably detracted from the Fund’s benchmark-relative returns for the six-month period included off-price retailer Ross Stores. Many of the company’s stores had closed during much of the early part of the period due to COVID-19 restrictions. Ross Stores’ off-price business model has tended to make it a more defensive stock during recessions than stocks of full-price retailers, as consumers have typically become more price-conscious during difficult economic environments. Even as the company’s stores reopened later in the period, the share price continued to reflect health concerns among shoppers about visiting brick-and-mortar locations during the pandemic. We remain optimistic that Ross Stores’ customers will eventually become more comfortable with in-store shopping, and have retained the Fund’s position.
Another detractor from the Fund’s benchmark-relative returns during the six-month period was a position in insurance giant Progressive. Progressive’s profits have tended to be more resilient during economic downturns, as auto insurance coverage is mandatory in nearly all U.S. states. Moreover, auto accidents and resulting insurance claims have typically declined during times of rising unemployment as car owners drive fewer miles. However, as the economy reopened and driving behavior started returning to normal, or at least close to normal, investors’ sentiment toward Progressive declined, due to the anticipation of more auto accidents and a resulting increase in auto insurance claims payouts. We have retained the Fund’s position in Progressive, as we have continued to believe that the company’s long-term outlook remains positive, given its market share gains and profitability.
Finally, a position in Charles Schwab was a notable performance laggard for the Fund versus the benchmark during the six-month period. Continued downward pressure on interest rates has hurt the discount-brokerage firm, as Schwab has often generated much of its profits from
6 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

lending activities. With interest rates at historically low levels, net interest margins have contracted. We believe the company’s competitive position has strengthened, however, and that its merger with TD Ameritrade (not a Fund holding), which closed after the end of the six-month period, may provide additional support. We have therefore retained the Fund’s position in Schwab.
Q Which investments contributed positively to the Fund’s benchmark-relative performance during the six-month period ended September 30, 2020?
A The largest individual positive contributor to the Fund’s performance relative to the Russell Index for the six-month period was a position in PayPal Holdings. PayPal’s large-scale technology platform for digital and mobile payments has benefited from a secular shift toward a cashless society, and the COVID-19 pandemic has accelerated the adoption of electronic payments by consumers across the globe. We believe that PayPal could continue to thrive as the economy recovers and consumers resume spending at higher levels. The company has featured high returns on capital and a wide “moat” around its business, with a network of nearly 350 million users and 26 million merchants.
Shares of tool-and-hardware manufacturer Stanley Black & Decker also made a strongly positive contribution to the Fund’s benchmark-relative performance during the six-month period. The home improvement industry has proved resilient during the pandemic, as those working from home have looked to make renovations to accommodate their changing needs. In response, home improvement retailers have overcome uncertainty about the broader economic conditions and restocked inventories, which has helped to boost Stanley Black & Decker’s revenues. In our opinion, the company’s strong brands, innovation, and global distribution capabilities have given it competitive advantages that could sustain its high returns on capital.
Finally, a position in cloud-software company salesforce.com was a notable positive contributor to the Fund’s relative returns during the six-month period. As one of the leading customer-relationship management platform providers globally, we believe the company could be in a strong position to benefit from secular growth in demand for its offerings. Salesforce’s scale, brand, and potentially increasing profitability have made it a good fit with our investment criteria for the Fund.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 7

Q Did the Fund have any exposure to derivative securities during the six-month period ended September 30, 2020?
A No, the Fund had no exposure to derivatives during the six-month period.
Q What were some of the Fund’s most notable purchases during the six-month period ended September 30, 2020?
A We initiated a portfolio position in Colgate-Palmolive at what we believed was an attractive valuation during the six-month period. Colgate-Palmolive has had a strong, wide moat around its business, based on the company’s solid brands, global distribution capabilities, and scale-cost advantages. We believe that the company’s renewed focus on branding and innovation may lead to better growth trends, while potentially producing high returns on capital.
We also added shares of auto service provider Copart to the Fund during the period. Copart provides auction services to insurance companies related to the salvage of damaged vehicles. The company has consistently generated high returns on growth capital, driven by its scale and efficiency advantages. The increased complexity of automobiles has led to a rise in the number of accidents resulting in vehicles considered as “total losses.” That development has been a key factor in the growth of the number of cars sold through auction services providers.
Finally, late in the six-month period, we added Qualcomm, a designer of semiconductor chips for smartphones, to the portfolio. Qualcomm owns numerous patents for the technologies that make up the backbone of 3G, 4G, and coming 5G networks, and the company recently reported better-than-expected quarterly earnings results. We believe that Qualcomm’s intellectual property represents a large and sustainable competitive advantage that could result in profitable growth for the foreseeable future.
Q What were some of the noteworthy positions sold from the Fund’s portfolio during the six-month period ended September 30, 2020?
A During the six-month period, we exited the Fund’s position in Elanco Animal Health. The company has significantly increased its debt level in order to purchase Bayer’s animal health division (not a Fund holding). While incurred in conjunction with a strategic acquisition, we believe that the increased leverage levels have raised the company’s risk profile to a degree inconsistent with our focus on quality in managing the Fund’s investments. Moreover, the challenges presented by executing a major merger integration during a pandemic has created additional risks, and so we opted to sell the portfolio’s Elanco shares.
8 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Q What is your outlook heading into the second half of the Fund’s fiscal year, and how is the outlook reflected in the portfolio’s positioning?
A As we look ahead to the remainder of 2020 and into 2021, we expect that continued fiscal and monetary stimulus from the Fed and the U.S. government may be necessary to support the economy. Despite the fact that most U.S. economic indicators have shown improvement from the steep drop in activity caused by the COVID-19 pandemic during the first and second quarters of 2020, there has remained considerable uncertainty about the trajectory of the economy.
The potential approval of one or more COVID-19 vaccines could mark a key turning point for both the health crisis and the economy. Large-scale and successful deployment of vaccines, if and when that occurs, could spur accelerating economic growth, especially in the sectors hit hardest by the pandemic. In our view, such a broadening of performance leadership beyond higher-growth areas of the equity market could diminish the appeal of some stocks with what we see as exceptionally high valuations, particularly those that have benefited from the stay-at-home and shop-at-home trends brought about by the pandemic.
Conversely, a delay in developing effective vaccines for COVID-19 could create downside risk by leading to increased government restrictions on social and business activity in certain U.S. states. While hospitalization and mortality rates have fallen due to enhanced treatment protocols, another wave of COVID-19 cases could reverse the progress made thus far towards returning to pre-pandemic conditions.
The Fed appears intent on maintaining a highly accommodative monetary policy stance for the foreseeable future. Less certain is whether additional fiscal support will be forthcoming from the U.S. government. We are hopeful that the recent political impasse over fiscal stimulus can be resolved after the November election.
Regardless of the macroeconomic backdrop, we have remained committed to investing the Fund’s portfolio in shares of companies that we believe are highly profitable and that have strong balance sheets as well as sustainable business models. In managing the Fund, we seek to hold stocks of companies that we believe are capable of surviving a prolonged and deep recession and that may potentially emerge with the financial firepower to invest and thrive during the subsequent recovery.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 9

At the sector level, the Fund has remained overweight versus the benchmark in the financials sector, with a focus on holdings that have been less sensitive to narrowing interest-rate spreads, such as insurance companies and financial exchanges. Those positions meet our investment criteria related to profitability, competitive advantages, secular growth, and valuation.
The information technology sector remained the Fund’s biggest underweight relative to the Russell Index as of period-end. We have remained concerned about high valuations and the extreme concentration of the sector within the benchmark, which we discussed earlier. Therefore, we have been maintaining a portfolio underweight to information technology as part of our risk-management process.
10 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Please refer to the Schedule of Investments on pages 21–24 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.
The Fund invests in a limited number of securities and, as a result, the Fund’s performance may be more volatile than the performance of other funds holding more securities.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 11

Portfolio Summary | 9/30/20

Sector Distribution

(As a percentage of total investments)*

10 Largest Holdings

(As a percentage of total investments)*

1.	Microsoft Corp.	6.94%
2.	Amazon.com, Inc.	6.72
3.	Alphabet, Inc., Class C	5.52
4.	Mastercard, Inc.	4.82
5.	PayPal Holdings, Inc.	4.56
6.	Apple, Inc.	4.47
7.	Thermo Fisher Scientific, Inc.	3.69
8.	Adobe, Inc.	3.43
9.	QUALCOMM, Inc.	3.11
10.	Stanley Black & Decker, Inc.	3.09

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
12 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Prices and Distributions | 9/30/20

Net Asset Value per Share

Class	9/30/20	3/31/20
A	$30.82	$22.43
C	$27.49	$20.07
K	$30.89	$22.43
R	$30.12	$21.95
Y	$31.15	$22.63

Distributions per Share: 4/1/20–9/30/20

	Net Investment	Short-Term	Long-Term
Class	Income	Capital Gains	Capital Gains
A	$ —	$ —	$ —
C	$ —	$ —	$ —
K	$ —	$ —	$ —
R	$ —	$ —	$ —
Y	$ —	$ —	$ —

Index Definitions
The Russell 1000 Growth Index is an unmanaged index that measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts on pages 14–18.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 13

Performance Update | 9/30/20	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Fundamental Growth Fund at public offering price during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2020)
	Net	Public	Russell
	Asset	Offering	1000
	Value	Price	Growth
Period	(NAV)	(POP)	Index
10 years	15.29%	14.61%	17.25%
5 years	15.81	14.44	20.10
1 year	24.84	17.66	37.53

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
1.07%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. NAV returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
14 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Performance Update | 9/30/20	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2020)
			Russell
			1000
	If	If	Growth
Period	Held	Redeemed	Index
10 years	14.48%	14.48%	17.25%
5 years	15.04	15.04	20.10
1 year	24.02	24.02	37.53

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
1.74%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 15

Performance Update | 9/30/20	Class K Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class K shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2020)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	15.66%	17.25%
5 years	16.30	20.10
1 year	25.38	37.53

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.66%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 20, 2012, is the net asset value performance of the Fund’s Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 20, 2012, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
16 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Performance Update | 9/30/20	Class R Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2020)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	14.99%	17.25%
5 years	15.45	20.10
1 year	24.43	37.53

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross	Net
1.42%	1.40%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 2, 2012, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning April 2, 2012, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
The net expense ratios reflect the contractual expense limitations currently in effect through August 1, 2021 for Class R shares. There can be no assurance that Amundi will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 17

Performance Update | 9/30/20	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Fundamental Growth Fund during the periods shown, compared to that of the Russell 1000 Growth Index.

Average Annual Total Returns
(As of September 30, 2020)
	Net	Russell
	Asset	1000
	Value	Growth
Period	(NAV)	Index
10 years	15.67%	17.25%
5 years	16.17	20.10
1 year	25.21	37.53

Expense Ratio
(Per prospectus dated August 1, 2020)
Gross
0.76%

Call 1-800-225-6292 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.
Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.
Please refer to the financial highlights for a more current expense ratio.
18 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Comparing Ongoing Fund Expenses
As a shareowner in the Fund, you incur two types of costs:
(1)   ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and
(2)   transaction costs, including sales charges (loads) on purchase payments.
This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.
Using the Tables

Actual Expenses
The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:
(1)   Divide your account value by $1,000
Example: an $8,600 account value ÷ $1,000 = 8.6
(2)   Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund
Based on actual returns from April 1, 2020 through September 30, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/20
Ending Account Value	$1,374.10	$1,369.70	$1,377.20	$1,372.20	$1,376.50
(after expenses)
on 9/30/20
Expenses Paid	$6.25	$10.22	$3.87	$8.21	$4.47
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.72% 0.65%, 1.38% and 0.75% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 19

Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Expenses Paid on a $1,000 Investment in Pioneer Fundamental Growth Fund
Based on a hypothetical 5% per year return before expenses, reflecting the period from April 1, 2020 through September 30, 2020.

Share Class	A	C	K	R	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Value on 4/1/20
Ending Account	$1,019.80	$1,016.44	$1,021.81	$1,018.15	$1,021.31
Value (after expenses)
on 9/30/20
Expenses Paid	$5.32	$8.69	$3.29	$6.98	$3.80
During Period*

*  Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.72% 0.65%, 1.38% and 0.75% for Class A, Class C, Class K, Class R and Class Y respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).
20 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Schedule of Investments | 9/30/20 (unaudited)

Shares		Value
UNAFFILIATED ISSUERS — 99.6%
COMMON STOCKS — 99.6% of Net Assets
Beverages — 2.7%
1,266,866	PepsiCo., Inc.	$ 175,587,628
	Total Beverages	$ 175,587,628
Capital Goods — 1.2%
349,747	Rockwell Automation, Inc.	$ 77,182,168
	Total Capital Goods	$ 77,182,168
Capital Markets — 4.7%
3,524,580	Charles Schwab Corp.	$ 127,695,533
1,780,413	Intercontinental Exchange, Inc.	178,130,321
	Total Capital Markets	$ 305,825,854
Chemicals — 2.0%
671,291	Ecolab, Inc.	$ 134,150,793
	Total Chemicals	$ 134,150,793
Commercial Services & Supplies — 0.8%
500,622(a)	Copart, Inc.	$ 52,645,409
	Total Commercial Services & Supplies	$ 52,645,409
Communications Equipment — 1.1%
449,308	Motorola Solutions, Inc.	$ 70,455,988
	Total Communications Equipment	$ 70,455,988
Electronic Equipment, Instruments &
Components — 3.9%
1,158,568	Amphenol Corp.	$ 125,438,157
1,100,435	CDW Corp.	131,534,996
Total Electronic Equipment, Instruments &
	Components	$ 256,973,153
Entertainment — 1.5%
744,805(a)	Electronic Arts, Inc.	$ 97,130,020
	Total Entertainment	$ 97,130,020
Food & Staples Retailing — 1.0%
461,574	Walmart, Inc.	$ 64,578,818
	Total Food & Staples Retailing	$ 64,578,818
Health Care Equipment & Supplies — 6.3%
256,872	Cooper Cos., Inc.	$ 86,596,689
1,109,935(a)	Edwards Lifesciences Corp.	88,595,012
961,931	Medtronic Plc	99,963,869
980,950	Zimmer Biomet Holdings, Inc.	133,546,533
	Total Health Care Equipment & Supplies	$ 408,702,103

The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 21

Schedule of Investments | 9/30/20
(unaudited) (continued)

Shares		Value
Household Products — 0.8%
667,337	Colgate-Palmolive Co.	$ 51,485,049
	Total Household Products	$ 51,485,049
Insurance — 2.8%
485,172	Marsh & McLennan Cos., Inc.	$ 55,649,228
1,401,108	Progressive Corp.	132,642,894
	Total Insurance	$ 188,292,122
Interactive Media & Services — 5.5%
245,388(a)	Alphabet, Inc., Class C	$ 360,622,205
	Total Interactive Media & Services	$ 360,622,205
Internet & Direct Marketing Retail — 9.1%
139,418(a)	Amazon.com, Inc.	$ 438,989,639
90,950(a)	Booking Holdings, Inc.	155,586,346
	Total Internet & Direct Marketing Retail	$ 594,575,985
IT Services — 13.7%
811,478	Accenture Plc	$ 183,385,913
694,898	Fidelity National Information Services, Inc.	102,295,935
930,521	Mastercard, Inc.	314,674,287
1,510,803(a)	PayPal Holdings, Inc.	297,673,515
	Total IT Services	$ 898,029,650
Life Sciences Tools & Services — 3.7%
546,663	Thermo Fisher Scientific, Inc.	$ 241,362,648
	Total Life Sciences Tools & Services	$ 241,362,648
Machinery — 5.0%
648,447	Illinois Tool Works, Inc.	$ 125,286,445
1,245,394	Stanley Black & Decker, Inc.	202,002,907
	Total Machinery	$ 327,289,352
Pharmaceuticals — 6.2%
714,488	Eli Lilly & Co.	$ 105,758,514
711,709	Johnson & Johnson	105,959,236
2,027,462	Roche Holding AG (A.D.R.)	86,795,648
658,328	Zoetis, Inc.	108,867,701
	Total Pharmaceuticals	$ 407,381,099
Semiconductors & Semiconductor Equipment — 3.1%
1,727,666	QUALCOMM, Inc.	$ 203,311,735
	Total Semiconductors & Semiconductor Equipment	$ 203,311,735
Software — 10.3%
457,641(a)	Adobe, Inc.	$ 224,440,876
2,155,083	Microsoft Corp.	453,278,607
	Total Software	$ 677,719,483

The accompanying notes are an integral part of these financial statements.
22 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Shares		Value
Software & Services — 2.9%
763,887(a)	salesforce.com, Inc.	$ 191,980,081
	Total Software & Services	$ 191,980,081
Specialty Retail — 6.9%
719,563	Home Depot, Inc.	$ 199,829,841
260,646(a)	O’Reilly Automotive, Inc.	120,178,658
1,466,663	Ross Stores, Inc.	136,868,991
	Total Specialty Retail	$ 456,877,490
Technology Hardware, Storage & Peripherals — 4.4%
2,520,840	Apple, Inc.	$ 291,938,480
	Total Technology Hardware, Storage & Peripherals	$ 291,938,480
TOTAL COMMON STOCKS
	(Cost $3,515,728,532)	$ 6,534,097,313
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 99.6%
	(Cost $3,515,728,532)	$ 6,534,097,313
	OTHER ASSETS AND LIABILITIES — 0.4%	$ 25,343,608
	NET ASSETS — 100.0%	$ 6,559,440,921

(A.D.R.) American Depositary Receipts.
(a) Non-income producing security.
Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2020, aggregated $687,555,290 and $1,074,481,298, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended September 30, 2020, the Fund did not engage in any cross trade activity.
At September 30, 2020, the net unrealized appreciation on investments based on cost for federal tax purposes of $3,533,849,920 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$3,050,281,946
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(50,034,553)
Net unrealized appreciation	$3,000,247,393

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 23

Schedule of Investments | 9/30/20
(unaudited) (continued)
The following is a summary of the inputs used as of September 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3	Total
Common Stocks	$6,534,097,313	$—	$—	$6,534,097,313
Total Investments in
Securities	$6,534,097,313	$—	$—	$6,534,097,313

During the six months ended September 30, 2020, there were no transfers between Levels 1, 2 and 3.
The accompanying notes are an integral part of these financial statements.
24 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Statement of Assets and Liabilities | 9/30/20
(unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $3,515,728,532)	$6,534,097,313
Cash	12,105,104
Receivables —
Investment securities sold	16,732,800
Fund shares sold	8,000,521
Dividends	2,552,242
Other assets	86,785
Total assets	$6,573,574,765
LIABILITIES:
Payables —
Fund shares repurchased	$11,918,033
Transfer agent fees	1,252,050
Due to affiliates	653,797
Accrued expenses	309,964
Total liabilities	$14,133,844
NET ASSETS:
Paid-in capital	$3,034,182,565
Distributable earnings	3,525,258,356
Net assets	$6,559,440,921
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $1,049,743,076/34,059,126 shares)	$30.82
Class C (based on $454,821,822/16,544,476 shares)	$27.49
Class K (based on $850,350,682/27,530,507 shares)	$30.89
Class R (based on $105,901,541/3,516,494 shares)	$30.12
Class Y (based on $4,098,623,800/131,574,752 shares)	$31.15
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $30.82 net asset value per share/100%-5.75%
maximum sales charge)	$32.70

The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 25

Statement of Operations (unaudited)
FOR THE SIX MONTHS ENDED 9/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$28,567,090
Interest from unaffiliated issuers	8,872
Total investment income		$28,575,962
EXPENSES:
Management fees	$18,886,137
Administrative expense	734,637
Transfer agent fees
Class A	670,996
Class C	135,475
Class K	6,625
Class R	115,302
Class Y	1,923,564
Distribution fees
Class A	1,221,521
Class C	2,209,448
Class R	251,760
Shareowner communications expense	144,764
Custodian fees	42,916
Registration fees	66,921
Professional fees	123,275
Printing expense	12,104
Trustees’ fees	173,874
Insurance expense	20,462
Miscellaneous	59,169
Total expenses		$26,798,950
Net investment income		$1,777,012
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers		$312,626,051
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers		$1,578,831,669
Net realized and unrealized gain (loss) on investments		$1,891,457,720
Net increase in net assets resulting from operations		$1,893,234,732

The accompanying notes are an integral part of these financial statements.
26 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	9/30/20	Ended
	(unaudited)	3/31/20
FROM OPERATIONS:
Net investment income (loss)	$1,777,012	$21,238,450
Net realized gain (loss) on investments	312,626,051	441,541,210
Change in net unrealized appreciation (depreciation)
on investments	1,578,831,669	(522,764,617)
Net increase (decrease) in net assets resulting
from operations	$1,893,234,732	$(59,984,957)
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($ — and $1.46 per share, respectively)	$—	$(52,971,897)
Class C ($ — and $1.45 per share, respectively)	—	(26,521,714)
Class K ($ — and $1.57 per share, respectively)	—	(41,746,809)
Class R ($ — and $1.45 per share, respectively)	—	(5,828,998)
Class Y ($ — and $1.55 per share, respectively)	—	(223,328,693)
Total distributions to shareowners	$—	$(350,398,111)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$583,288,333	$1,400,061,586
Reinvestment of distributions	—	315,072,293
Cost of shares repurchased	(1,052,504,623)	(1,888,437,080)
In-kind redemptions	—	(125,892,667)
Net decrease in net assets resulting from Fund
share transactions	$(469,216,290)	$(299,195,868)
Net increase (decrease) in net assets	$1,424,018,442	$(709,578,936)
NET ASSETS:
Beginning of period	$5,135,422,479	$5,845,001,415
End of period	$6,559,440,921	$5,135,422,479

The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 27

Statements of Changes in Net Assets
(continued)

	Six Months	Six Months
	Ended	Ended	Year	Year
	9/30/20	9/30/20	Ended	Ended
	Shares	Amounts	3/31/20	3/31/20
	(unaudited)	(unaudited)	Shares	Amount
Class A
Shares sold	3,448,461	$96,371,874	6,780,506	$173,685,723
Reinvestment of
distributions	—	—	1,745,050	45,416,499
Less shares repurchased	(5,287,356)	(147,582,250)	(15,681,904)	(401,715,645)
Net decrease	(1,838,895)	$(51,210,376)	(7,156,348)	$(182,613,423)
Class C
Shares sold	774,795	$18,833,961	2,176,616	$50,178, 207
Reinvestment of
distributions	—	—	974,000	22,723,445
Less shares repurchased	(2,788,250)	(70,365,733)	(4,872,206)	(111,162,851)
Net decrease	(2,013,455)	$(51,531,772)	(1,721,590)	$(38,261,199)
Class K
Shares sold	3,263,489	$90,197,194	7,791,751	$199,976,460
Reinvestment of
distributions	—	—	1,530,890	40,054,332
Less shares repurchased	(4,238,235)	(118,734,603)	(8,913,964)	(226,677,667)
Net increase
(decrease)	(974,746)	$(28,537,409)	408,677	$13,353,125
Class R
Shares sold	285,902	$7,776,970	798,200	$20,090,041
Reinvestment of
distributions	—	—	211,646	5,394,855
Less shares repurchased	(681,866)	(18,244,454)	(1,922,327)	(48,170,595)
Net (decrease)	(395,964)	$(10,467,484)	(912,481)	$(22,685,699)
Class Y
Shares sold	13,455,334	$370,108,334	37,154,018	$956,131,155
Reinvestment of
distributions	—	—	7,640,100	201,483,162
Less shares repurchased	(24,698,227)	(697,577,583)	(42,812,259)	(1,100,710,322)
In-kind redemptions	—	—	(5,096,895)	(125,892,667)
Net decrease	(11,242,893)	$(327,469,249)	(3,115,036)	$(68,988,672)

The accompanying notes are an integral part of these financial statements.
28 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Financial Highlights

	Six Months
	Ended		Year		Year	Year	Year	Year
	9/30/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		3/31/20		3/31/19	3/31/18	3/31/17*	3/31/16*
Class A
Net asset value, beginning of period	$22.43		$24.21		$22.66	$20.78	$19.00	$19.06
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.02)		$0.04		$0.06	$0.06	$0.08	$0.07
Net realized and unrealized gain (loss) on investments	8.41		(0.36)		2.77	2.87	2.13	0.70
Net increase (decrease) from investment operations	$8.39		$(0.32)		$2.83	$2.93	$2.21	$0.77
Distributions to shareowners:
Net investment income	$—		$(0.01)		$(0.05)	$(0.04)	$(0.06)	$(0.05)
Net realized gain	—		(1.45)		(1.23)	(1.01)	(0.37)	(0.78)
Total distributions	$—		$(1.46)		$(1.28)	$(1.05)	$(0.43)	$(0.83)
Net increase (decrease) in net asset value	$8.39		$(1.78)		$1.55	$1.88	$1.78	$(0.06)
Net asset value, end of period	$30.82		$22.43		$24.21	$22.66	$20.78	$19.00
Total return (b)	37.41	%(c)	(2.17)%		12.90%	14.16%	11.78%	4.00%
Ratio of net expenses to average net assets	1.04	%(d)	1.07%		1.09%	1.09%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	(0.12	)%(d)	0.16%		0.25%	0.25%	0.39%	0.38%
Portfolio turnover rate	11	%(c)	23	%(e)	26%	38%	23%	13%
Net assets, end of period (in thousands)	$1,049,743		$805,102		$1,042,168	$1,195,674	$1,205,124	$992,927
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.04	%(d)	1.07%		1.09%	1.10%	1.09%	1.11%
Net investment income (loss) to average net assets	(0.12	)%(d)	0.16%		0.25%	0.24%	0.39%	0.36%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(c)   Not annualized.
(d)   Annualized.
(e)   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 29

Financial Highlights (continued)

	Six Months
	Ended		Year		Year	Year	Year	Year
	9/30/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		3/31/20		3/31/19	3/31/18	3/31/17*	3/31/16*
Class C
Net asset value, beginning of period	$20.07		$21.93		$20.73	$19.17	$17.63	$17.81
Increase (decrease) from investment operations:
Net investment income (loss) (a)(b)	$(0.10)		$(0.12)		$(0.08)	$(0.08)	$(0.05)	$(0.05)
Net realized and unrealized gain (loss) on investments	7.52		(0.29)		2.51	2.65	1.96	0.65
Net increase (decrease) from investment operations	$7.42		$(0.41)		$2.43	$2.57	$1.91	$0.60
Distributions to shareowners:
Net realized gain	$—		$(1.45)		$(1.23)	$(1.01)	$(0.37)	$(0.78)
Total distributions	$—		$(1.45)		$(1.23)	$(1.01)	$(0.37)	$(0.78)
Net increase (decrease) in net asset value	$7.42		$(1.86)		$1.20	$1.56	$1.54	$(0.18)
Net asset value, end of period	$27.49		$20.07		$21.93	$20.73	$19.17	$17.63
Total return (c)	36.97	%(d)	(2.81)%		12.12%	13.46%	10.98%	3.29%
Ratio of net expenses to average net assets	1.72	%(e)	1.74%		1.73%	1.74%	1.77%	1.77%
Ratio of net investment income (loss) to average net assets	(0.80	)%(e)	(0.51)%		(0.39)%	(0.40)%	(0.30)%	(0.29)%
Portfolio turnover rate	11	%(d)	23	%(f)	26%	38%	23%	13%
Net assets, end of period (in thousands)	$454,822		$372,488		$444,786	$473,154	$465,545	$356,675

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
(d)   Not annualized.
(e)   Annualized.
(f)    Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
30 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

	Six Months
	Ended		Year		Year	Year	Year	Year
	9/30/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		3/31/20		3/31/19	3/31/18	3/31/17*	3/31/16*
Class K
Net asset value, beginning of period	$22.43		$24.21		$22.68	$20.79	$19.00	$19.05
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.04		$0.15		$0.16	$0.16	$0.16	$0.15
Net realized and unrealized gain (loss) on investments	8.42		(0.36)		2.76	2.88	2.13	0.70
Net increase (decrease) from investment operations	$8.46		$(0.21)		$2.92	$3.04	$2.29	$0.85
Distributions to shareowners:
Net investment income	$—		$(0.12)		$(0.16)	$(0.14)	$(0.13)	$(0.12)
Net realized gain	—		(1.45)		(1.23)	(1.01)	(0.37)	(0.78)
Total distributions	$—		$(1.57)		$(1.39)	$(1.15)	$(0.50)	$(0.90)
Net increase (decrease) in net asset value	$8.46		$(1.78)		$1.53	$1.89	$1.79	$(0.05)
Net asset value, end of period	$30.89		$22.43		$24.21	$22.68	$20.79	$19.00
Total return (b)	37.72	%(c)	(1.78)%		13.39%	14.68%	12.24%	4.43%
Ratio of net expenses to average net assets	0.65	%(d)	0.66%		0.66%	0.66%	0.67%	0.67%
Ratio of net investment income (loss) to average net assets	0.27	%(d)	0.58%		0.68%	0.69%	0.81%	0.80%
Portfolio turnover rate	11	%(c)	23	%(e)	26%	38%	23%	13%
Net assets, end of period (in thousands)	$850,351		$639,430		$680,094	$614,710	$376,708	$131,813

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Not annualized.
(d)   Annualized.
(e)   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 31

Financial Highlights (continued)

	Six Months
	Ended		Year		Year		Year		Year	Year
	9/30/20		Ended		Ended		Ended		Ended	Ended
	(unaudited)		3/31/20		3/31/19		3/31/18		3/31/17*	3/31/16*
Class R
Net asset value, beginning of period	$21.95		$23.79		$22.31		$20.49		$18.76	$18.86
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$(0.06)		$(0.04	)(b)	$(0.01	)(b)	$(0.01	)(b)	$0.01	$0.02
Net realized and unrealized gain (loss) on investments	8.23		(0.35)		2.72		2.84		2.10	0.69
Net increase (decrease) from investment operations	$8.17		$(0.39)		$2.71		$2.83		$2.11	$0.71
Distributions to shareowners:
Net investment income	$—		$—		$—		$—		$(0.01)	$(0.03)
Net realized gain	—		(1.45)		(1.23)		(1.01)		(0.37)	(0.78)
Total distributions	$—		$(1.45)		$(1.23)		$(1.01)		$(0.38)	$(0.81)
Net increase (decrease) in net asset value	$8.17		$(1.84)		$1.48		$1.82		$1.73	$(0.10)
Net asset value, end of period	$30.12		$21.95		$23.79		$22.31		$20.49	$18.76
Total return (c)	37.22	%(d)	(2.50)%		12.52%		13.87%		11.41%	3.70%
Ratio of net expenses to average net assets	1.38	%(e)	1.40%		1.39%		1.40%		1.40%	1.40%
Ratio of net investment income (loss) to average net assets	(0.46	)%(e)	(0.17)%		(0.04)%		(0.05)%		0.08%	0.10%
Portfolio turnover rate	11	%(d)	23	%(f)	26%		38%		23%	13%
Net assets, end of period (in thousands)	$105,902		$85,892		$114,781		$124,614		$117,931	$79,519
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.38	%(e)	1.42%		1.39%		1.42%		1.41%	1.43%
Net investment income (loss) to average net assets	(0.46	)%(e)	(0.19)%		(0.04)%		(0.07)%		0.07%	0.07%

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   The amount shown for a share outstanding does not correspond with net investment income on the Statement of Operations for the period due to timing of the sales and repurchase of shares.
(c)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(d)   Not annualized.
(e)   Annualized.
(f)    Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
32 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

	Six Months
	Ended		Year		Year	Year	Year	Year
	9/30/20		Ended		Ended	Ended	Ended	Ended
	(unaudited)		3/31/20		3/31/19	3/31/18	3/31/17*	3/31/16*
Class Y
Net asset value, beginning of period	$22.63		$24.42		$22.86	$20.95	$19.15	$19.20
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.02		$0.12		$0.14	$0.13	$0.14	$0.13
Net realized and unrealized gain (loss) on investments	8.50		(0.36)		2.79	2.90	2.14	0.71
Net increase (decrease) from investment operations	$8.52		$(0.24)		$2.93	$3.03	$2.28	$0.84
Distributions to shareowners:
Net investment income	$—		$(0.10)		$(0.14)	$(0.11)	$(0.11)	$(0.11)
Net realized gain	—		(1.45)		(1.23)	(1.01)	(0.37)	(0.78)
Total distributions	$—		$(1.55)		$(1.37)	$(1.12)	$(0.48)	$(0.89)
Net increase (decrease) in net asset value	$8.52		$(1.79)		$1.56	$1.91	$1.80	$(0.05)
Net asset value, end of period	$31.15		$22.63		$24.42	$22.86	$20.95	$19.15
Total return (b)	37.65	%(c)	(1.89)%		13.28%	14.54%	12.11%	4.29%
Ratio of net expenses to average net assets	0.75	%(d)	0.76%		0.77%	0.77%	0.77%	0.79%
Ratio of net investment income (loss) to average net assets	0.17	%(d)	0.47%		0.58%	0.58%	0.71%	0.70%
Portfolio turnover rate	11	%(c)	23	%(e)	26%	38%	23%	13%
Net assets, end of period (in thousands)	$4,098,624		$3,232,510		$3,563,173	$3,769,893	$3,198,861	$2,001,002

*     The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)   The per-share data presented above is based upon the average shares outstanding for the periods presented.
(b)   Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
(c)   Not annualized.
(d)   Annualized.
(e)   Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.
The accompanying notes are an integral part of these financial statements.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 33

Notes to Financial Statements | 9/30/20
(unaudited)
1. Organization and Significant Accounting Policies
Pioneer Fundamental Growth Fund (the “Fund”) is one of three portfolios comprising Pioneer Series Trust X, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is to seek long-term capital growth.
The Fund offers five classes of shares designated as Class A, Class C, Class K, Class R and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class K or Class Y shares.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
34 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 35

the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At September 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2020, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment
36 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended March 31, 2020 was as follows:

2020
Distributions paid from:
Ordinary income	$18,163,279
Long-term capital gain	332,234,832
Total	$350,398,111

The following shows the components of distributable earnings on a federal income tax basis at March 31, 2020:

2020
Distributable earnings:
Undistributed ordinary income	$7,478,226
Undistributed long-term capital gain	203,129,674
Unrealized appreciation	1,421,415,724
Total	$1,632,023,624

The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on common stock.
D. Fund Shares
The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $62,553 in underwriting commissions on the sale of Class A shares during the six months ended September 30, 2020.
E. Class Allocations
Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 37

Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class K and Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund’s transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).
Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class K, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.
F.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been
38 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 39

economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and paid monthly at the annual rate of 0.65% of the Fund’s average daily net assets up to $1 billion, 0.60% of the next $6.5 billion of the Fund’s average daily net assets and 0.55% of the Fund’s average daily net assets over $7.5 billion. For the six months ended September 30, 2020, the effective management fee was equivalent to 0.61% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.09%, 1.40% and 0.83% of the average daily net assets attributable to Class A, Class R and Class Y, respectively. Class C and Class K did not have an expense limitation. These expense limitations are in effect through August 1, 2021. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. There are no fees waived and expenses reimbursed during the six months ended September 30, 2020.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $549,705 in management fees, administrative costs and certain other reimbursements payable to the Adviser at September 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
40 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended September 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$43,254
Class C	16,954
Class K	12,861
Class R	1,336
Class Y	70,359
Total	$144,764

4. Distribution and Service Plans
The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays the Distributor 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $104,092 in distribution fees payable to the Distributor at September 30, 2020.
The Fund also has adopted a separate service plan for Class R shares (“Service Plan”). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund’s average daily net assets attributable to Class R shares held by such plans.
In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 41

12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class K, Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the six months ended September 30, 2020, CDSCs in the amount of $41,514 were paid to the Distributor.
5. In-Kind Redemption
In accordance with guidelines described in a Fund’s prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (“in-kind redemption”). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain/(loss) to paid-in capital. During the six months ended September 30, 2020, there were no in-kind redemptions.
6. Line of Credit Facility
The Fund, along with certain other funds in the Pioneer Family of Funds (the “Funds”), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective March 11, 2020, the Fund participates in a facility in the amount of $300 million. Prior to March 11, 2020, the Fund participated in a facility in the amount of $250 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended September 30, 2020, the Fund had no borrowings under the credit facility.
42 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

7. Subsequent Event
On November 19, 2020, Amundi Pioneer Asset Management announced it will be rebranding the US business of Amundi as Amundi US effective January 1, 2021. The new brand identity will replace Amundi Pioneer, which was first adopted in July 2017 following the acquisition of Pioneer Investments by Amundi. In connection with these changes, Amundi Pioneer Asset Management. Inc., the investment adviser to the Pioneer funds, will change its name to Amundi Asset Management US, Inc. In addition, Amundi Pioneer Distributor, Inc., the Pioneer funds’ distributor, will change its name to Amundi Distributor US, Inc. The names of the Pioneer funds will not change in connection with this rebranding.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 43

Statement Regarding Liquidity Risk Management Program
As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Pioneer Asset Management, Inc. (the “Adviser”) to administer the Program.
The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from December 1, 2018 through March 31, 2020 (the “Reporting Period”).
The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.
The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:
The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s
44 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.
The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.
The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.
The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 45

Approval of Investment Management Agreement
Amundi Pioneer Asset Management, Inc. (“APAM”) serves as the investment adviser to Pioneer Fundamental Growth Fund (the “Fund”) pursuant to an investment management agreement between APAM and the Fund. In order for APAM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment management agreement for the Fund.
The contract review process began in January 2020 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2020, July 2020 and September 2020. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.
In March 2020, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2020, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of APAM and its parent companies, profitability analyses provided by APAM, and analyses from APAM as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of APAM and APAM’s affiliate, Amundi Pioneer Institutional Asset Management, Inc. (“APIAM” and, together with APAM, “Amundi”), as compared to that of APAM’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of APAM’s and APIAM’s institutional accounts, as well as the different services provided by APAM to the Fund and by APAM and APIAM to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2020.
46 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

At a meeting held on September 15, 2020, based on their evaluation of the information provided by APAM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.
Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by APAM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed APAM’s investment approach for the Fund and its research process. The Trustees considered the resources of APAM and the personnel of APAM who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of APAM that are involved in APAM’s services to the Fund, including APAM’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by APAM’s senior management to the Pioneer Fund complex. The Trustees considered the implementation and effectiveness of APAM’s business continuity plan in response to the COVID-19 pandemic.
The Trustees considered that APAM supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, APAM is responsible for the administration of the Fund’s business and other affairs. The Trustees considered the fees paid to APAM for the provision of administration services.
Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by APAM to the Fund were satisfactory and consistent with the terms of the investment management agreement.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 47

Performance of the Fund
In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by APAM and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s performance with APAM on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.
Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and APAM-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.
The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the second quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the third quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted that APAM had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.
48 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

The Trustees reviewed management fees charged by APAM and APIAM to institutional and other clients, including publicly offered European funds sponsored by APAM’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered APAM’s costs in providing services to the Fund and APAM’s and APIAM’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with APAM’s and APIAM’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management agreement with the Fund, APAM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with APAM’s management of the Fund.
The Trustees concluded that the management fee payable by the Fund to APAM was reasonable in relation to the nature and quality of the services provided by APAM.
Profitability
The Trustees considered information provided by APAM regarding the profitability of APAM with respect to the advisory services provided by APAM to the Fund, including the methodology used by APAM in allocating certain of its costs to the management of the Fund. The Trustees also considered APAM’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by APAM and APIAM from non-fund businesses. The Trustees considered APAM’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that APAM’s profitability with respect to the management of the Fund was not unreasonable.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 49

Economies of Scale
The Trustees considered APAM’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by APAM in research and analytical capabilities and APAM’s commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.
Other Benefits
The Trustees considered the other benefits that APAM enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by APAM and its affiliates. The Trustees further considered the revenues and profitability of APAM’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to APAM and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.
The Trustees considered that Amundi is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $1.7 trillion in assets (including the Pioneer Funds). The Trustees considered that APAM’s relationship with Amundi creates potential opportunities for APAM, APIAM and Amundi that derive from APAM’s relationships with the Fund, including Amundi’s ability to market the services of APAM globally. The Trustees noted that APAM has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to APAM. The Trustees considered that APAM and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by APAM as a result of its relationship with the Fund were reasonable.
50 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.
Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20 51

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.
Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
52 Pioneer Fundamental Growth Fund | Semiannual Report | 9/30/20

How to Contact Amundi
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321

Retirement plans information	1-800-622-0176

Write to us:
Amundi
P.O. Box 219427
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi only)

Visit our web site: www.amundipioneer.com/us

This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 19434-14-1120

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust X

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 4, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 4, 2020

* Print the name and title of each signing officer under his or her signature.